     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2002

                                                              FILE NOS. 33-73832
                                                                        811-8268

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                         POST-EFFECTIVE AMENDMENT NO. 25

                                     AND/OR

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                  OF 1940 /X/

                                AMENDMENT NO. 30

                                 FIRSTHAND FUNDS
               (Exact name of Registrant as Specified in Charter)

            125 SOUTH MARKET, SUITE 1200, SAN JOSE, CALIFORNIA 95113
                    (Address of Principal Executive Offices)

                                 (408) 294-2200
               Registrant's Telephone Number, including Area Code

                                 KEVIN M. LANDIS
                       FIRSTHAND CAPITAL MANAGEMENT, INC.
            125 SOUTH MARKET, SUITE 1200, SAN JOSE, CALIFORNIA 95113
                     (Name and Address of Agent for Service)

                        Copies of all communications to:
                                 KELVIN K. LEUNG
                       FIRSTHAND CAPITAL MANAGEMENT, INC.
            125 SOUTH MARKET, SUITE 1200, SAN JOSE, CALIFORNIA 95113

                                JULIE A. TEDESCO
                       STATE STREET BANK AND TRUST COMPANY
                 ONE FEDERAL STREET, 9TH FLOOR, BOSTON, MA 02110

                                STEVEN G. CRAVATH
                             MORRISON & FOERSTER LLP
             2000 PENNSYLVANIA AVENUE, NW, WASHINGTON, DC 20006-1888

It is proposed that this filing will become effective (check appropriate box):

     /X/  immediately upon filing pursuant to paragraph (b) of Rule 485
     / /  on ___________________ pursuant to paragraph (b) of Rule 485
     / /  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     / /  on ___________________ pursuant to paragraph (a)(1) of Rule 485
     / /  75 days after filing pursuant to paragraph (a)(2) of Rule 485
     / /  on ___________________ pursuant to paragraph (a)(2) of Rule 485

                                   PROSPECTUS



                                 Firsthand Funds

                       Firsthand Technology Value Fund(R)
                        Firsthand Technology Leaders Fund
                      Firsthand Technology Innovators Fund
                          Firsthand Communications Fund
                            Firsthand e-Commerce Fund
                        Firsthand Global Technology Fund

                              Investor Class shares

                                 April 30, 2002
















FIRSTHAND FUNDS HAS REGISTERED EACH MUTUAL FUND OFFERED IN THIS PROSPECTUS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THAT REGISTRATION DOES NOT IMPLY, HOWEVER, THAT THE SEC ENDORSES THE FUNDS.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRIVACY POLICY NOTICE ENCLOSED.

TABLE OF CONTENTS

           Privacy Policy Notice                                                                                             1

THE FUNDS
           Investment Objective, Principal Investment Strategies,
           Principal Investment Risks, and Fund Performance
           Firsthand Technology Value Fund                                                                                   2
           Firsthand Technology Leaders Fund                                                                                 5
           Firsthand Technology Innovators Fund                                                                              8
           Firsthand Communications Fund                                                                                    11
           Firsthand e-Commerce Fund                                                                                        14
           Firsthand Global Technology Fund                                                                                 17
           Fund Fees and Expenses                                                                                           20
           Additional Investment Strategies and Associated Risks                                                            21
           Fund Management                                                                                                  23
           Operation of the Funds                                                                                           24

YOUR ACCOUNT
           Doing Business With Firsthand                                                                                    25
           How to Purchase Shares                                                                                           26
           Exchanging and Selling Shares                                                                                    29
           Shareholder Services                                                                                             32
           Account Policies                                                                                                 33
           Distributions and Taxes                                                                                          34
           Pricing of Fund Shares                                                                                           36

FINANCIAL HIGHLIGHTS
           Firsthand Technology Value Fund                                                                                  39
           Firsthand Technology Leaders Fund                                                                                40
           Firsthand Technology Innovators Fund                                                                             41
           Firsthand Communications Fund                                                                                    42
           Firsthand e-Commerce Fund                                                                                        43
           Firsthand Global Technology Fund                                                                                 44


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS OF EACH FUND THAT YOU SHOULD KNOW ABOUT BEFORE YOU INVEST IN IT. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. EACH OF THE FUNDS IS NON-DIVERSIFIED AND HAS AS ITS INVESTMENT OBJECTIVE LONG-TERM GROWTH OF CAPITAL.

PRIVACY POLICY NOTICE

Firsthand is committed to protecting the privacy of the shareholders of Firsthand Funds. This notice describes our privacy policy.

To administer and service your account, we collect nonpublic personal information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. To process your requests and transactions, the law permits us to disclose nonpublic personal information about you to our service providers (such as Firsthand Funds' transfer agent and distributor). We prohibit our service providers from using the information that they receive from us for any purpose other than servicing your Firsthand Funds account.

We designed our privacy policy to protect your personal information. We restrict access to your nonpublic personal information to authorized employees and service providers (as described above). We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic information.

FIRSTHAND TECHNOLOGY VALUE FUND (TVFQX)

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, we invest at least 80% of the Fund's assets in high-technology companies. We invest the Fund's assets primarily in equity securities of high-technology companies that we believe are undervalued and have potential for capital appreciation. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. The Fund's investments may include young, relatively small companies that are not yet broadly known, or well-established companies that we believe are currently out of favor in the market.

When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries, including medical technology industries. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to the factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, Firsthand Capital Management, Inc. (the "Investment Adviser") may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund's past performance (before and after taxes) is no guarantee of how it will perform in the future.

61.17%      60.55%           6.46%             23.71%         190.40%           (9.97%)              (44.00%)
1995        1996             1997              1998           1999              2000                 2001

During the periods shown in the bar chart, the highest return for a quarter was 60.64% during the quarter ended December 31, 1998, and the lowest return for a quarter was -41.81% during the quarter ended March 31, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). With respect to the Fund, the after-tax returns shown below are for the Investor Class shares of the Fund and the after-tax returns for other classes of this Fund may vary. The Fund's returns after taxes on distributions and sale of Fund shares set forth in the table below assumes the shareholder realized income that can be offset by capital losses.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                              1 YEAR            5 YEARS       LIFE OF FUND*
Firsthand Technology Value Fund
           Return before taxes                                -44.00%             14.04%         26.73%
           Return after taxes on distributions                -44.13%             12.52%         24.20%
           Return after taxes on distributions
                     and sale of Fund shares                  -26.73%             11.43%         22.25%
Dow Jones Industrial Average (1)                               -5.44%             11.09%         17.10%
Standard & Poor's 500 Index (2)                               -11.89%             10.69%         15.97%
Nasdaq Composite Index (3)                                    -20.80%              8.95%         15.36%

*Performance since SEC effective date, which was December 15, 1994. Since its inception on May 20, 1994, the Fund's average annual total return before taxes, return after taxes on distributions, and return after taxes on distributions and sale of Fund shares are 27.20%, 24.85%, and 22.92%, respectively.

(1) The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange. The index reflects no deduction for fees, expenses, or taxes.

(2) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(3) The Nasdaq Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.


FIRSTHAND TECHNOLOGY LEADERS FUND (TLFQX)

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, we invest at least 80% of the Fund's assets in high-technology companies. We invest the Fund's assets primarily in equity securities of high-technology companies that we believe hold dominant competitive positions in high-growth industries. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. Due to the Fund's focus on dominant companies, its investments tend to include well-established companies with market capitalizations in the mid- or large-cap categories.

Our analysis of a potential investment focuses on evaluating a company's competitive position. We purchase securities of the company only if our analysis shows that the company's competitive position is exceptionally strong and the industry in which the company participates demonstrates potential for strong growth. When assessing a company's competitive position, we consider a number of factors, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), market share, the competitive environment, product development, marketing acumen, and management strength and vision. When analyzing the growth potential of an industry, we consider factors such as macroeconomic trends, the pace of innovation, and projected customer demand.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, the Investment Adviser may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund's past performance (before and after taxes) is no guarantee of how it will perform in the future.

           78.15%       152.58%    (24.23%)  (44.27%)
           1998         1999       2000      2001

During the periods shown in the bar chart, the highest return for a quarter was 58.90% during the quarter ended December 31, 1998, and the lowest return for a quarter was -41.37% during the quarter ended September 30, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund's returns after taxes on distributions and sale of Fund shares set forth in the table below assumes the shareholder realized income that can be offset by capital losses.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                                        1 YEAR   LIFE OF FUND*
Firsthand Technology Leaders Fund
           Return before taxes                                          -44.27%    17.33%
           Return after taxes on distributions                          -44.27%    17.17%
           Return after taxes on distributions
                     and sale of Fund shares                            -26.96%    14.43%
Dow Jones Industrial Average (1)                                         -5.44%     7.31%
Standard & Poor's 500 Index (2)                                         -11.89%     5.46%
Nasdaq Composite Index (3)                                              -20.80%     4.95%

*Performance since inception (commencement of operations) on December 10, 1997.

(1) The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange. The index reflects no deduction for fees, expenses, or taxes.

(2) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(3) The Nasdaq Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.

FIRSTHAND TECHNOLOGY INNOVATORS FUND (TIFQX)

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, we invest at least 80% of the Fund's assets in high-technology companies. We invest the Fund's assets primarily in equity securities of high-technology companies that we consider to be best positioned to introduce "breakthrough" products in the fastest-growing markets in the technology sector. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. This Fund's investments, however, tend to focus on newer, smaller companies with market capitalizations in the small- or mid-cap categories.

Our analysis of a potential investment focuses on valuing a company and purchasing securities of that company if we believe its value exceeds its current market price. When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to the factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, the Investment Adviser may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund's past performance (before and after taxes) is no guarantee of how it will perform in the future.

           212.34%   (37.94%)  (29.10%)
           1999      2000      2001


During the periods shown in the bar chart, the highest return for a quarter was 55.75% during the quarter ended December 31, 2001, and the lowest return for a quarter was -44.95% during the quarter ended December 31, 2000.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund's returns after taxes on distributions and sale of Fund shares set forth in the table below assumes the shareholder realized income that can be offset by capital losses.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                                        1 YEAR   LIFE OF FUND*
Firsthand Technology Innovators Fund
           Return before taxes                                          -29.10%    24.35%
           Return after taxes on distributions                          -29.10%    21.63%
           Return after taxes on distributions
                      and sale of Fund shares                           -17.72%    20.33%
Dow Jones Industrial Average (1)                                         -5.44%     4.56%
Standard & Poor's 500 Index (2)                                         -11.89%     2.25%
Nasdaq Composite Index (3)                                              -20.80%     1.81%

*Performance since inception (commencement of operations) on May 20, 1998.

(1) The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange. The index reflects no deduction for fees, expenses, or taxes.

(2) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(3) The Nasdaq Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.

FIRSTHAND COMMUNICATIONS FUND (TCFQX)

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, we invest at least 80% of the Fund's assets in communications companies. We invest the Fund's assets primarily in equity securities of communications companies that we consider to be best positioned to benefit significantly from the growth in the worldwide demand for communications products and services. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies.

When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Within the target group of high-technology industries, we intend to focus on companies that are engaged in the following activities: design, construction, and operation of communications networks; manufacturing communications equipment and components; development of wireless, wireline, and fiber optic (photonics) communications technologies; providing communications services to consumers and businesses; and development of software for communications applications.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to the factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, the Investment Adviser may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund's past performance (before and after taxes) is no guarantee of how it will perform in the future.

                     (41.68%)  (60.73%)
                     2000      2001

During the periods shown in the bar chart, the highest return for a quarter was 38.57% during the quarter ended March 31, 2000, and the lowest return for a quarter was -44.22% during the quarter ended March 31, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund's returns after taxes on distributions and sale of Fund shares set forth in the table below assumes the shareholder realized income that can be offset by capital losses.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                               1 YEAR            LIFE OF FUND*
Firsthand Communications Fund
           Return before taxes                                -60.73%              -38.39%
           Return after taxes on distributions                -60.73%              -38.47%
           Return after taxes on distributions
                      and sale of Fund shares                 -36.99%              -28.56%
Dow Jones Industrial Average (1)                               -5.44%                0.25%
Standard & Poor's 500 Index (2)                               -11.89%               -3.62%
Nasdaq Composite Index (3)                                    -20.80%              -13.89%

*Performance since inception (commencement of operations) on September 30, 1999.

(1) The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange. The index reflects no deduction for fees, expenses, or taxes.

(2) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(3) The Nasdaq Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.


FIRSTHAND E-COMMERCE FUND (TEFQX)

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, we invest at least 80% of the Fund's assets in equity securities of companies that provide the products, services, and technologies to facilitate the growth of electronic commerce. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies.

When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Within the target group of high-technology industries, we intend to focus on companies that provide products and services that support the growth of electronic commerce. These products and services include: customer relationship management software, database software, e-business platform software, supply chain management software, system management software, Internet access, electronic components and equipment, computer hardware, communications and application hosting services, and system development consulting.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to the factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, the Investment Adviser may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund's past performance (before and after taxes) is no guarantee of how it will perform in the future.


           (55.08%)  (49.77%)
           2000      2001

During the periods shown in the bar chart, the highest return for a quarter was 65.67% during the quarter ended December 31, 2001, and the lowest return for a quarter was -54.45% during the quarter ended March 31, 2001.

The after-tax returns shown in the following table are calculated using the historical hightest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund's returns after taxes on distributions and sale of Fund shares set forth in the table below assumes the shareholder realized income that can be offset by capital losses.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                              1 YEAR   LIFE OF FUND*
Firsthand e-Commerce Fund
           Return before taxes                                -49.77%   -38.41%
           Return after taxes on distributions                -49.77%   -38.45%
           Return after taxes on distributions
                     and sale of Fund shares                  -30.31%   -28.55%
Dow Jones Industrial Average (1)                               -5.44%     0.25%
Standard & Poor's 500 Index (2)                               -11.89%    -3.62%
Nasdaq Composite Index (3)                                    -20.80%   -13.89%

*Performance since inception (commencement of operations) on September 30, 1999.

(1) The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange. The index reflects no deduction for fees, expenses, or taxes.

(2) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(3) The Nasdaq Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.

FIRSTHAND GLOBAL TECHNOLOGY FUND (GTFQX)

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, we invest at least 80% of the Fund's assets in high-technology companies. We will invest the Fund's assets in equity securities of high-technology companies, both domestic and foreign, that we consider to be best positioned to benefit significantly from the adoption of new technologies worldwide. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. The Fund's primary focus is on companies with the opportunity for the global application of their products or services.

When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments. The Fund tends to own a greater percentage of foreign securities than the other Firsthand Funds.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments.

You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to the factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

The Fund may invest in companies that trade on foreign exchanges or that trade on foreign over-the-counter markets. Although securities of foreign companies may have potential for rapid growth, they are subject to greater market volatility due to various foreign economic, political, and regulatory conditions. In addition, some of the foreign securities in which the Fund may invest may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, the Investment Adviser may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund's past performance (before and after taxes) is no guarantee of how it will perform in the future.

             (41.26%)
             2001

During the periods shown in the bar chart, the highest return for a quarter was 36.70% during the quarter ended December 31, 2001, and the lowest return for a quarter was -35.43% during the quarter ended March 31, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The Fund's returns after taxes on distributions and sale of Fund shares set forth in the table below assumes the shareholder realized income that can be offset by capital losses.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                              1 YEAR  LIFE OF FUND*
Firsthand Global Technology Fund
           Return before taxes                                -41.26%   -40.92%
           Return after taxes on distributions                -41.26%   -40.99%


                                       15

           Return after taxes on distributions
                     and sale of Fund shares                  -25.13%   -32.28%
Dow Jones Industrial Average (1)                               -5.44%    -3.09%
Standard & Poor's 500 Index (2)                               -11.89%   -15.24%
Nasdaq Composite Index (3)                                    -20.80%   -39.39%

* Performance since inception (commencement of operations) on September 29, 2000.

(1) The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange. The index reflects no deduction for fees, expenses, or taxes.

(2) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(3) The Nasdaq Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.

FUND FEES AND EXPENSES

The following tables show the fees and expenses you may pay if you buy and hold shares of each Fund.

Shareholder Fees (fees paid directly from your investment)


                                                              SALES LOAD
                                               SALES LOAD     IMPOSED ON
                                               IMPOSED ON     REINVESTED        DEFERRED    EXCHANGE     REDEMPTION
FUND                                           PURCHASES     DISTRIBUTIONS     SALES LOAD      FEE         FEE*
Firsthand Technology Value Fund                 None            None             None         None         2.00%
Firsthand Technology Leaders Fund               None            None             None         None         2.00%
Firsthand Technology Innovators Fund            None            None             None         None         2.00%
Firsthand Communications Fund                   None            None             None         None         2.00%
Firsthand e-Commerce Fund                       None            None             None         None         2.00%
Firsthand Global Technology Fund                None            None             None         None         2.00%

*You will be charged a redemption fee of 2.00% of the amount redeemed if you hold shares of any Fund for fewer than 180 days. For this purpose, an exchange out of a Fund into another Fund is considered a redemption of a Fund's shares. Redemption fees are paid directly to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                              TOTAL
                                           ANNUAL FUND
                                            MANAGEMENT    DISTRIBUTION       OTHER       OPERATING
FUND                                           FEE         (12b-1 FEE)      EXPENSES     EXPENSES*
Firsthand Technology Value Fund               1.50%           None           0.34%         1.84%
Firsthand Technology Leaders Fund             1.50%           None           0.43%         1.93%
Firsthand Technology Innovators Fund          1.50%           None           0.44%         1.94%
Firsthand Communications Fund                 1.50%           None           0.45%         1.95%
Firsthand e-Commerce Fund                     1.50%           None           0.45%         1.95%
Firsthand Global Technology Fund              1.50%           None           0.45%         1.95%


** In the Advisory Agreement, the Investment Adviser agreed to reduce its fees and/or make expense reimbursements so that each Fund's total annual operating expenses are limited to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

EXAMPLE This example is to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

FUND                                        1 YEAR      3 YEARS     5 YEARS     10 YEARS
Firsthand Technology Value Fund              $187        $578        $  994      $2,150
Firsthand Technology Leaders Fund            $196        $605        $1,040      $2,245
Firsthand Technology Innovators Fund         $197        $609        $1,045      $2,255
Firsthand Communications Fund                $198        $612        $1,050      $2,266
Firsthand e-Commerce Fund                    $198        $612        $1,050      $2,266
Firsthand Global Technology Fund             $198        $612        $1,050      $2,266

ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS

EQUITY SECURITIES Each Fund may invest in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock, and warrants. The securities we select for a Fund's investment are typically traded on a national securities exchange, the Nasdaq system, or over-the-counter. In a Fund's investment portfolio, we may include securities of both large, well-known companies as well as smaller, less well-known companies.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in a Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.

Some securities are not traded actively and may be difficult to sell. Although profits in some of a Fund's holdings may be realized quickly, it is not expected that most of a Fund's investments will appreciate rapidly.

ILLIQUID SECURITIES A Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. Any increase in the percentage of a Fund's net assets in illiquid securities due to changes in portfolio securities values, a decrease in net assets, or other circumstances will not be considered when determining whether the Fund is in compliance with the foregoing limitation on investments in illiquid securities.

PORTFOLIO TURNOVER RISK The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses that must be borne by a Fund and its shareholders. It may also result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for each Fund's historical portfolio turnover rates.

IPOS Each Fund may purchase shares in initial public offerings ("IPOs"), which can be risky. Because the price of IPO shares may be volatile, a Fund may hold IPO shares for a very short time. This may increase the turnover rate of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. When it sells IPO shares, a Fund may realize a capital gain that must be distributed to shareholders.

FOREIGN SECURITIES Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, whose value may decline against the U.S. dollar. Furthermore, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including confiscatory levels of taxation, thereby limiting their earnings potential. Amounts realized on foreign securities also may be subject to high levels of foreign taxation, including taxes withheld at the source.

CHANGING INVESTMENT OBJECTIVE The investment objective of each Fund can be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES For defensive purposes, each Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help a Fund minimize or avoid losses during adverse market, economic, or political conditions. While in a temporary defensive mode, a Fund may not be able to achieve its investment objective.

CONCENTRATION POLICY Each Fund is non-diversified and also concentrates its investments in a single industry or group of industries. When a Fund concentrates its investments in an industry or group of industries, adverse market conditions within that industry may have a more significant impact on a Fund than they would on a fund that does not concentrate its investments. However, we currently believe that investments by the Funds in a target group (see the Statement of Additional Information for more information) of high-technology industries may offer greater opportunities for growth of capital than investments in other industries. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in a Fund is not a balanced investment program.

WHY WE BUY Our analysis of a potential investment for a Fund focuses on valuing a company and purchasing securities of a company when we believe that its value exceeds its market price. We look closely at the fundamental worth of a company. We define fundamental worth as the value of the basic businesses of a company, including its products, technologies, customer relationships, and other sustainable competitive advantages.

To us, fundamental worth is a reflection of the value of a company's assets and its earning power. Balance sheet strength, the ability to generate earnings, and a strong competitive position are also major factors that we look at when appraising a potential investment.

WHY WE SELL A Fund may sell securities of a company if we determine that:

   - The current market price exceeds the value of the company, or

   - Alternative investments present better potential for capital appreciation.

We also may sell a security owned by a Fund when there is a negative development in a company's competitive, regulatory, or economic environment; deterioration of a company's growth prospects or financial situation; or for other reasons.

FUND MANAGEMENT

Firsthand Funds (the "Trust") retains Firsthand Capital Management, Inc., 125 South Market, Suite 1200, San Jose, California 95113, to manage the investments of each Fund. Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser. Mr. Landis is the Chief Investment Officer of the Investment Adviser, a position he has held since 1994. He has been a portfolio manager of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, and Firsthand Technology Innovators Fund since each Fund began its operation. The portfolios of Firsthand Communications Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund are team managed by members of the Investment Adviser's research team.

OPERATION OF THE FUNDS

Under the Investment Advisory Agreement (the "Advisory Agreement"), the Investment Adviser receives from each Fund an advisory fee at the annual rate of 1.50% of its average daily net assets. Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund's investment objective, policies, and limitations.

ALPS Distributors, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as principal underwriter and distributor for each Fund and, as such, is the exclusive agent for the distribution of shares of the Funds.

YOUR ACCOUNT

DOING BUSINESS WITH FIRSTHAND

Visit us online:   www.firsthandfunds.com
                   24 hours, 7 days a week, you may:

                    -    Complete an online account application*

                    - Review your current account balance and transaction history

                    -    Check portfolio holdings and daily net asset values
                         ("NAVs")

                    -    Buy, exchange, and sell Firsthand Funds**

                    -    Update your account information

                    -    Request duplicate statements and tax forms

                    - Sign up for electronic delivery of shareholder communications

                    -    Sign up for monthly e-mail alerts

Call us:            1.888.884.2675

                    -    Option 2: Fund Information and Literature

                    -    Option 3: Automated Account Information

                    -    Option 4: Account Services

Representatives are available to answer your questions Monday through Friday, 5:00 A.M. to 5:00 P.M. Pacific Time

TTY access:         1.800.774.3114

Write to us:        Shareholder Services
                    Firsthand Funds
                    P.O. Box 8356
                    Boston, MA 02266-8356

* For your security, all applications must be signed and mailed to Firsthand Funds; they may not be submitted electronically.

** Certain restrictions, such as minimum transaction amounts, apply. Please visit our website or call us for more information.

HOW TO PURCHASE SHARES

ACCOUNT APPLICATION To open a new account with Firsthand Funds, please complete an account application. Call 1.888.884.2675 or visit www.firsthandfunds.com to request an application.

RETIREMENT AND EDUCATION ACCOUNTS In addition to regular (taxable) accounts, we also offer the following tax-advantaged investment options: IRAs, including Traditional IRAs, Roth IRAs, SEP-IRAs, and SIMPLE IRAs; 403(b) custodial accounts; and Coverdell Education Savings Accounts ("CESAs"). Please call Shareholder Services at 1.888.884.2675 if you would like more information on opening a retirement account.

ACCOUNT MINIMUMS*

                                                     INITIAL            ADDITIONAL
TYPE OF ACCOUNT                                     INVESTMENT          INVESTMENT
Regular Accounts                                    $10,000             $50
IRAs and CESAs                                      $2,000              $50
403(b) Custodial Accounts                           $2,000              $50

* Lower minimums may be available through brokerage firms.

There are several ways to purchase shares of a Fund. The table below describes your options.

                            TO OPEN YOUR ACCOUNT                         TO ADD TO YOUR ACCOUNT
-------------------------------------------------------------------      ----------------------------------------------
By Mail               Mail your check, along with your properly          Mail your check, along with an investment slip
                      completed account application, to Shareholder      from your account statement, to Shareholder
                      Services.                                          Services.  If you do not have an investment
                                                                         slip, include a note with your name, the Fund
                      Make your check payable to                         name, and your account number.
                      Firsthand Funds.
                                                                         Make your check payable to Firsthand Funds.
                      No third-party checks, starter checks, or          Include your account number on your check.
                      foreign checks or currency will be accepted.
                                                                         No third-party checks, starter checks, or
                                                                         foreign checks or currency will be accepted.

By Telephone          You may not open an account by phone.              Call 1.888.884.2675, option 4, to buy
                                                                         additional shares. You may buy shares in
                                                                         amounts of at least $50 or as much as $50,000.

                                                                         Telephone transactions are made


                                     21

                                                                         by electronic funds transfer ("EFT") from a pre-designated bank account. Before requesting a telephone
                                                                         purchase, please make sure we have your bank
                                                                         account information on file. If we do not have
                                                                         this information, please call Shareholder
                                                                         Services to request an application or visit our
                                                                         website.

Online                At www.firsthandfunds.com, you may download        Go to www.firsthandfunds.com and click on the
                      Firsthand Funds' account applications; for new     Your Account tab and select Account Access from
                      accounts, you may choose the Input Online          the drop-down menu. This takes you to our
                      version and fill the application out directly      secure online transaction area.
                      on your computer.
                                                                         For more information on this and other
                      For security reasons, the                          restrictions, such as minimum/maximum
                      application must be printed, signed, and           transaction amounts, visit our website.
                      mailed to Firsthand Funds; it may not be
                      submitted electronically.

By Wire               Before we can accept your wire, you must mail      Call 1.888.884.2675, option 4, for wire
                      in a properly completed application to             instructions.
                      Shareholder Services. Call 1.888.884.2675,
                      option 4, for wire instructions.                   Your wire must be received by 4:00 P.M. Eastern
                                                                         Time to receive that day's NAV.
                      Your wire must be received by 4:00 P.M.
                      Eastern Time to receive that day's NAV.
Through Your Broker   Contact your broker or financial advisor.          Contact your broker or financial advisor.


DID YOU KNOW...

A FUND'S NAV IS THE PRICE YOU PAY FOR EACH SHARE OF THAT FUND. THE NAV IS GENERALLY CALCULATED AFTER THE CLOSE OF TRADING ON THE NEW YORK STOCK EXCHANGE. YOU CAN THINK OF THE NAV AS THE DAILY SHARE PRICE.

CONFIRMATION You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

PURCHASE THROUGH YOUR BROKER Any order you place with a brokerage firm is treated as if it were placed directly with Firsthand Funds. Your shares may be held in a pooled account in your broker's name and, in most cases, your broker will maintain your individual ownership information.

Your brokerage firm is responsible for processing your order promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds' prospectus and shareholder reports. When you place an order with your broker, it is the broker's responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. Your broker may charge you a fee for handling your order.

ADDITIONAL PURCHASE INFORMATION Fund shares are sold on a continuous basis at the NAV next determined after Shareholder Services or Firsthand Funds receives your properly completed purchase order. If we receive your order before the close of business on the New York Stock Exchange (normally 4:00 P.M. Eastern
Time), your order will be confirmed at the NAV determined at the close of business on that day.

If your order is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by Firsthand Funds or Shareholder Services. We may deduct the losses or fees from your existing account. Firsthand Funds reserves the right to limit the amount of investments and to refuse to sell to any person.
If we do not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends.

EXCHANGING AND SELLING SHARES

EXCHANGES You may exchange all or a portion of your shares from one Firsthand Fund to another Firsthand Fund or for shares of the SSgA Money Market Fund at current NAV. You may exchange shares by mail, by telephone, or online. Please note that you will be assessed a redemption fee of 2% of the amount redeemed for Firsthand Fund shares exchanged within 180 days of purchase. Exchanges are subject to the applicable minimum initial investment and account balance requirements. Generally, the same policies that apply to purchases and redemptions, including minimum investments and redemption fees, apply to exchanges, since an exchange is a redemption from one fund and a purchase into another.

EXCHANGE TO THE SSgA MONEY MARKET FUND To exchange your Firsthand Fund shares for shares of the SSgA Money Market Fund, you must first obtain a copy of its prospectus and open an SSgA Money Market Fund account. To order a prospectus and account application, please call us or visit our website.

EXCHANGE FROM THE SSgA MONEY MARKET FUND To exchange your shares of the SSgA Money Market Fund for shares of a Firsthand Fund, you must first obtain a copy of the Fund's prospectus and open an account with us. To request a Fund's prospectus and account application, please call us or visit our website.

DID YOU KNOW...

WHEN YOU EXCHANGE SHARES, TWO TRANSACTIONS TAKE PLACE--FIRST, SHARES FROM ONE FUND ARE SOLD, AND THEN THOSE PROCEEDS ARE USED TO BUY SHARES OF ANOTHER FUND. GENERALLY, THE SAME POLICIES THAT APPLY TO PURCHASES AND REDEMPTIONS, INCLUDING MINIMUM INVESTMENTS AND REDEMPTION FEES, APPLY TO EXCHANGES.

SELLING SHARES Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request. The table below describes your options.

                      TO SELL SHARES
By Mail               Send written instructions including your name, account number, and the dollar amount (or the number of shares), you want to sell. Be sure to include all of the necessary signatures, and a signature guarantee, if required.

                      A signature guarantee is required if you want to sell more than $50,000 worth of shares.


By Telephone          Call 1.888.884.2675, option 4, to redeem shares by telephone.

                      As long as your transaction is for $50,000 or less, and you have not changed the name or address on your account within the last 30 days, you can sell your shares by phone. You can request to have your payment sent to you by EFT, wire, or mail.

                      You may not sell shares in an IRA or any other tax deferred savings account by telephone. Please see your IRA booklet or call Shareholder Services for more details.


Online                Go to www.firsthandfunds.com and click on the Your Account tab and select Account Access from the drop-down menu. This takes you to our secure online transaction area. Minimum and maximum transaction amounts apply. For more information, visit our website.

                      You may not sell shares in an IRA or any other tax deferred savings account online. Please call
                      Shareholder Services for more details.

By Electronic Funds   Call or write to Shareholder Services, or visit us online to have your proceeds electronically
Transfer              transferred to a pre-designated bank account.

                      Before requesting an EFT, please make sure we have your bank account information on file. If we do not have this information, please call 1.888.884.2675, option 4, to request an application, or visit our website.
By Wire               Please call 1.888.884.2675, option 4, or submit your request by mail.

                      You may request to have your proceeds wired directly to your pre-designated bank account. There is an $8 processing fee for redemptions paid by wire. Your bank may also impose a charge for processing the wire.
Through               Contact your broker or financial advisor.


                                       24

Your Broker

SIGNATURE GUARANTEES If you change the name(s) or address on your account within 30 days prior to your redemption request, you must submit your redemption request in writing and provide a signature guarantee, regardless of the value of the shares being sold. Online redemptions will not be accepted under these circumstances. If you want your payment mailed to an address other than the one we have on file, or you want the check made payable to someone else, your letter must include a signature guarantee.

REDEMPTION PAYMENTS Payment, less any applicable redemption fees, is normally made within seven business days after the receipt of your properly completed redemption request. In unusual circumstances, or as determined by the SEC, we may suspend redemptions or postpone the payment of proceeds.

REDEMPTION FEES You will be charged a 2% redemption fee if you sell or exchange shares of any Firsthand Fund within 180 days of purchase or exchange. The redemption fee compensates a Fund and its longer-term shareholders for the disruptive effect on the portfolio caused by short-term investments. This fee will be deducted from your redemption proceeds, unless you request that it be taken from the balance in your account. Redemption fees are paid directly to the Fund (not the Investment Adviser) and become part of that Fund's daily NAV calculation. The Funds reserve the right to waive redemption fees under certain circumstances (see the Statement of Additional Information).

SELLING SHARES THROUGH YOUR BROKER You may also sell your shares through your broker. Your broker is responsible for promptly transmitting your redemption order to Shareholder Services or Firsthand Funds. You will receive the NAV next determined after Shareholder Services or Firsthand Funds receives your request from your broker. Your brokerage firm may charge you a fee for handling your redemption.

SELLING RECENTLY PURCHASED SHARES If you bought shares by check or EFT, it may take up to 15 days from the date of purchase for your check or EFT to clear. We will send your redemption payment only after your transactions have cleared. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.

DID YOU KNOW...

SHORT-TERM TRADING ACTIVITY BY SHAREHOLDERS MAY CAUSE THE INVESTMENT ADVISER OF A FUND TO LIQUIDATE SECURITIES, MAKING A FUND MORE DIFFICULT TO MANAGE. THEREFORE, REDEMPTION FEES ARE OFTEN USED IN THE MUTUAL FUND INDUSTRY TO DISCOURAGE SHORT-TERM TRADING AND TO PROTECT THE INTERESTS OF LONG-TERM INVESTORS.

DID YOU KNOW...

FIRSTHAND FUNDS' TRANSFER AGENT, STATE STREET BANK AND TRUST COMPANY (WHICH UTILIZES THE SERVICES OF BOSTON FINANCIAL DATA SERVICES), PROVIDES ACCOUNT AND

SHAREHOLDER SERVICES FOR FIRSTHAND FUNDS' SHAREHOLDERS. THE TRANSFER AGENT PROCESSES PURCHASES, REDEMPTIONS, AND EXCHANGES, AND MAINTAINS SHAREHOLDERS' ACCOUNTS.

SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers you a convenient way to buy additional shares by allowing you to automatically transfer money from your bank account to your Firsthand Funds account either monthly, quarterly, semi-annually or annually. Sign up for the Automatic Investment Plan on your account application or call us.

You may change the amount of your investment or discontinue the plan at any time by calling us or by writing to Shareholder Services. Although the minimum monthly investment is $50, the minimum for initial investments still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days prior written notice, to make reasonable charges for this service.

PAYROLL DIRECT DEPOSIT PLAN You may purchase Fund shares through direct deposit plans offered by certain private employers and government agencies. These plans enable you to have a portion of your payroll checks transferred automatically to purchase shares of the Fund. Contact your employer for additional information.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to systematically sell your shares and receive regular payments from your account. You may schedule to receive payments monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually or annually. Payments can be sent to you by mail or by EFT. The minimum monthly redemption is $50, and please note that the minimum account balance still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days prior written notice, to implement reasonable charges for this service. You may change the amount of your withdrawal or discontinue the plan at any time by calling or writing to Shareholder Services.

CHANGING BANKING INFORMATION You may change your pre-designated bank or brokerage account at any time by writing to Shareholder Services. You must obtain a signature guarantee if you designate a bank account that includes a person who is not a registered shareholder of a Fund.

Additional documentation will be required to change an account if shares are held by a corporation, fiduciary, or other organization.

TELEPHONE TRANSACTIONS The telephone redemption and exchange privilege is automatically available to you when you open a new account. If you elect not to have telephone privileges when you open your account but later change your mind, you may write to Shareholder Services.

Processing and validating your bank account information takes about 14 business days. No telephone transactions may be initiated during this time. After your account information has been processed, you may call 1.888.884.2675, option 4, to conduct telephone transactions.

Firsthand Funds and Shareholder Services will not be liable for complying with telephone instructions we reasonably believe to be genuine. We will employ reasonable procedures to determine that telephone instructions are genuine, including requiring forms of personal identification before acting on instructions, providing written confirmation of the transactions, and/or recording telephone instructions. You can always decline the telephone redemption privilege on your account application, or you may call us at any time to cancel.

ACCOUNT POLICIES

MARKET TIMERS Firsthand Funds may restrict or refuse purchases or exchanges from market timers. You may be considered a "market timer" if you:

- Exchange or redeem shares of any Fund more than two times within a rolling 90-day period, or

-    Exchange or redeem shares of any Fund more than four times a year, or

- Appear to follow a market-timing pattern that may adversely affect a Fund (e.g., frequent purchases and sales of Fund shares).

ACCOUNT MAINTENANCE FEE Because of the disproportionately high costs of servicing accounts with low balances, we charge a $14 annual account maintenance fee for accounts in which the investment amount falls below the applicable minimum investment amount (see How to Purchase Shares). We will determine the amount of your investment in each account once per year, generally at the end of September. We will deduct the fee each year from each account whose balance is below the applicable minimum investment amount at that time. Prior to assessing the aforementioned fee, however, we will notify you in writing and give you 60 days to either increase the value of your account to the minimum balance or close your account. Accounts that fall below the minimum as a result of market depreciation are not subject to the fee.

DID YOU KNOW...

A SIGNATURE GUARANTEE IS A VALUABLE SAFEGUARD TO PROTECT YOU AND THE FUNDS FROM FRAUD. YOU CAN GET A SIGNATURE GUARANTEE FROM MOST BANKS, BROKER-DEALERS, CREDIT UNIONS, NATIONAL SECURITIES EXCHANGES, REGISTERED SECURITIES ASSOCIATIONS, CLEARING AGENCIES, AND SAVINGS ASSOCIATIONS. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

MAILINGS TO SHAREHOLDERS All Firsthand Funds' shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail. Currently, we combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this "householding" plan, you may call us toll-free at any time, at 1.888.884.2675, option 4, or write to Shareholder Services. We will resume separate mailings to each member of your household within 30 days of your request.

LARGE REDEMPTIONS Large redemptions can negatively impact a Fund's investment strategy because the portfolio manager may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or your redemption or series of redemptions amounts to more than 1% of a Fund's net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a "redemption in-kind").

DISTRIBUTIONS AND TAXES

FUND DISTRIBUTIONS Each Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions in either of the following ways:

-    Paid by check, or

-    Reinvested distributions.

Distributions are automatically reinvested in additional shares of a Fund at its NAV on the distribution date unless you elect to have your distributions paid in cash. Please call us if you wish to change your distribution option or visit our website and select Your Account.

If you buy shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Funds have the potential to build up high levels of unrealized appreciation.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Funds and you as a shareholder. It does not apply to tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

TAXES ON DISTRIBUTIONS Each Fund will distribute substantially all of its income and gains. Distributions from a Fund's ordinary income and short-term capital gain, if any, will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income. Distributions normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

DID YOU KNOW...

CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS WILL REDUCE A FUND'S NAV BY THE AMOUNT OF THE DISTRIBUTION ON THE EX-DIVIDEND DATE. YOU MAY CHOOSE TO HAVE THE DISTRIBUTION PAID DIRECTLY TO YOU OR YOU MAY CHOOSE TO REINVEST IT BACK INTO A FUND. IF YOU CHOOSE THE REINVESTMENT OPTION, YOUR ADDITIONAL SHARES WILL BE PURCHASED AT THE NAV ON THE EX-DIVIDEND DATE.

TAXES ON TRANSACTIONS Your redemptions and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be a long-term capital gain or loss if you have held such shares for more than one year at the time of redemption or exchange. Under some circumstances, your realized losses will be disallowed.

ADDITIONAL TAX INFORMATION Foreign shareholders may be subject to different tax treatment, including withholding taxes. U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by a Fund.

PRICING OF FUND SHARES

CALCULATING THE NAV Each Fund calculates its share price, or NAV, at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern
Time) on each day that the exchange is open (a "business day"). Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request. The NAV of each Fund is calculated by dividing the sum of the value of the securities held by that Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the NYSE is closed for trading.

If the market price for a security in a Fund's portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees. If a Fund holds securities listed primarily on a foreign exchange that trades on days on which a Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

VALUATION OF PORTFOLIO SECURITIES The NAV of a Fund will fluctuate as the value of the securities it holds fluctuates. A Fund's portfolio of securities is valued as follows:

1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued at their last reported sale price as of the close of trading on the NYSE. If a security is not traded that day, the security will be valued at its most recent bid price.

2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe each Fund's financial performance and other financial information for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. "Total Return" shows how much an investor in each Fund would have earned or lost on an investment in a Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with each Fund's financial statements, is included in our 2001 Annual Report to Shareholders. Please call 1.888.884.2675 to request a free copy of the Funds' Annual Report.

FINANCIAL HIGHLIGHTS - Firsthand Technology Value Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                               YEAR             YEAR            YEAR            YEAR               YEAR
                                               ENDED            ENDED           ENDED           ENDED              ENDED
                                               12/31/01         12/31/00        12/31/99        12/31/98           12/31/97
   Net asset value at beginning of year         $   74.33       $   90.52       $   32.24       $      26.06       $      26.66
                                                ---------       ---------       ---------       ------------       ------------
   Income from investment operations:
         Net investment loss                        (0.65)          (1.14)          (0.35)             (0.59)             (0.26)
         Net realized and unrealized
              gains (losses) on investments        (32.16)          (7.29)          61.36               6.77               1.90
                                                ---------       ---------       ---------       ------------       ------------
   Total from investment operations                (32.81)          (8.43)          61.01               6.18               1.64
                                                ---------       ---------       ---------       ------------       ------------

   Less distributions:
         Distributions from net
              investment income                      --              --              --                 --                 --
         Distributions from net
              realized gains                        (0.38)          (7.86)          (2.71)           --                   (1.80)
         Distributions in excess of net
              realized gains                         --              --             (0.02)           --                   (0.44)
                                                ---------       ---------       ---------       ------------       ------------
   Total distributions                              (0.38)          (7.86)          (2.73)           --                   (2.24)
                                                ---------       ---------       ---------       ------------       ------------
   Paid-in capital from redemption fees              0.11            0.10         --                 --                 --
                                                ---------       ---------       ---------       ------------       ------------

   Net asset value at end of year               $   41.25       $   74.33       $   90.52       $      32.24       $      26.06
                                                =========       =========       =========       ============       ============

   Total return                                    (44.00%)         (9.97%)        190.40%             23.71%              6.46%
                                                =========       =========       =========       ============       ============

   Net assets at end of year (millions)         $1,449.9        $3,030.8        $1,355.6        $     178.1        $     194.4
                                                =========       =========       =========       ============       ============

   Ratio of expenses to average
         net assets                                  1.84%           1.83%           1.91%              1.95%              1.93%
   Ratio of net investment loss to
         average net assets                         (1.20%)         (1.29%)         (1.27%)            (1.80%)            (1.43%)
   Portfolio turnover rate                             57%             59%             41%               126%               101%

FINANCIAL HIGHLIGHTS - Firsthand Technology Leaders Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                 YEAR          YEAR        YEAR       YEAR        PERIOD
                                                 ENDED         ENDED       ENDED      ENDED       ENDED
                                                 12/31/01      12/31/00    12/31/99   12/31/98    12/31/97(a)
                                                 --------      --------    --------   --------    ---------
   Net asset value at beginning of period        $ 33.84      $44.68      $17.94      $10.07     $10.00
                                                 --------     -------     -------     -------     ------

   Income from investment operations:
         Net investment income (loss)              (0.41)      (0.67)      (0.17)      (0.09)      0.01
         Net realized and unrealized gains
              (losses) on investments             (14.62)     (10.19)      27.40        7.96       0.06
                                                 -------     -------     -------     -------     ------

   Total from investment operations               (15.03)     (10.86)      27.23        7.87       0.07
                                                 -------     -------     -------     -------     ------

   Less distributions:
         Dividends from net investment
              income                                --          --          --          --         --
         Distributions from net realized gains      --         (0.01)      (0.49)       --         --
         Distributions in excess of net
              realized gains                        --          --          --          --         --
                                                 -------     -------     -------     -------     ------
   Total distributions                              --         (0.01)      (0.49)       --         --
                                                 -------     -------     -------     -------     ------
   Paid-in capital from redemption fees             0.05        0.03        --          --         --
                                                 -------     -------     -------     -------     ------

   Net asset value at end of period              $ 18.86     $ 33.84     $ 44.68     $ 17.94     $10.07
                                                 =======     =======     =======     =======     ======

   Total return                                   (44.27%)    (24.23%)    152.58%      78.15%      0.70%(b)
                                                 =======     =======     =======     =======     ======

   Net assets at end of period (millions)        $ 241.3     $ 517.2     $ 395.6     $  42.8     $  3.6
                                                 =======     =======     =======     =======     ======

   Ratio of expenses to average net assets          1.93%       1.90%       1.94%       1.94%      1.80%(c)

   Ratio of net investment income (loss)
         to average net assets                     (1.54%)     (1.44%)     (1.27%)     (1.03%)     1.77%(c)

   Portfolio turnover rate                            44%         35%         16%        105%         0%

(a) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(b)  Not annualized.
(c)  Annualized.

FINANCIAL HIGHLIGHTS - Firsthand Technology Innovators Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                           YEAR          YEAR          YEAR          PERIOD
                                                           ENDED         ENDED         ENDED         ENDED
                                                           12/31/01      12/31/00      12/31/99      12/31/98(a)
   Net asset value at beginning of period                  $ 23.13       $ 49.36       $ 16.01       $ 10.00
                                                           -------       -------       -------       -------

   Income from investment operations:
         Net investment loss                                 (0.24)        (0.85)        (0.06)        (0.01)
         Net realized and unrealized gains (losses)
              on investments                                 (6.51)       (16.84)        33.98          6.02
                                                           -------       -------       -------       -------

   Total from investment operations                          (6.75)       (17.69)        33.92          6.01
                                                           -------       -------       -------       -------

   Less distributions:
         Dividends from net investment income                 --            --            --            --
         Distributions from net realized gains                --           (8.55)        (0.57)         --
         Distributions in excess of net realized gains        --            --            --            --
                                                           -------       -------       -------       -------
   Total distributions                                        --           (8.55)        (0.57)         --
                                                           -------       -------       -------       -------
   Paid-in capital from redemption fees                       0.02          0.01          --            --
                                                           -------       -------       -------       -------

   Net asset value at end of period                        $ 16.40       $ 23.13       $ 49.36       $ 16.01
                                                           =======       =======       =======       =======

   Total return                                             (29.10%)      (37.94%)      212.34%        60.10%(b)
                                                           =======       =======       =======       =======

   Net assets at end of period (millions)                  $ 204.9       $ 300.4       $ 603.9       $   6.5
                                                           =======       =======       =======       =======

   Ratio of expenses to average net assets                    1.94%         1.90%         1.93%         1.92%(c)

   Ratio of net investment loss to average net assets        (1.43%)       (1.51%)       (0.59%)       (0.59%)(c)

   Portfolio turnover rate                                      63%           89%           44%          188%

(a) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.

(b)  Not annualized.

(c)  Annualized.

FINANCIAL HIGHLIGHTS - Firsthand Communications Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                           YEAR                       YEAR                 PERIOD
                                                           ENDED                      ENDED                ENDED
                                                           12/31/01                   12/31/00             12/31/99(a)
Net asset value at beginning of period                     $    8.48                  $    14.65           $    10.00
                                                           ---------                  ----------           ----------

Income from investment operations:
      Net investment loss                                      (0.03)                      (0.25)               (0.00)(b)
      Net realized and unrealized gains
           (losses) on investments                             (5.13)                      (5.87)                4.65
                                                           ---------                  ----------           ----------

Total from investment operations                               (5.16)                      (6.12)                4.65
                                                           ---------                  ----------           ----------

Less distributions:
      Dividends from net investment income                        --                      --                    --
      Distributions from net realized gains                       --                       (0.07)               --
      Distributions in excess of net realized gains               --                      --                    --
                                                           ---------                  ----------           ----------

Total distributions                                               --                       (0.07)               --
                                                           ---------                  ----------           ----------
Paid-in capital from redemption fees                            0.01                        0.02                --
                                                           ---------                  ----------           ----------

Net asset value at end of period                           $    3.33                  $     8.48            $   14.65
                                                           =========                  =========            ==========

Total return                                                  (60.73%)                    (41.68%)              46.50%(c)
                                                           =========                  =========            ==========

Net assets at end of period (millions)                     $    71.8                  $    261.2           $    182.2
                                                           =========                  ==========           ==========

Ratio of expenses to average net assets                         1.95%                       1.91%                1.95%(d)

Ratio of net investment loss to average net assets             (0.57%)                     (1.43%)              (0.30%)(d)

Portfolio turnover rate                                           64%                         98%                   0%

(a) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.

(b)  Amount is less than $0.01.

(c)  Not annualized.

(d)  Annualized.

FINANCIAL HIGHLIGHTS - Firsthand e-Commerce Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                              YEAR                        YEAR                 PERIOD
                                                              ENDED                       ENDED                ENDED
                                                              12/31/01                    12/31/00             12/31/99(a)
                                                              ---------                   ----------           ----------
Net asset value at beginning of period                        $    6.63                   $    14.86           $    10.00
                                                              ---------                   ----------           ----------

Income from investment operations:
      Net investment income (loss)                                (0.04)                       (0.21)                0.00(b)
      Net realized and unrealized gains
           (losses) on investments                                (3.26)                       (7.99)                4.86
                                                              ---------                                         ---------
Total from investment operations                                  (3.30)                       (8.20)                4.86
                                                              ---------                   ----------            ---------

Less distributions:
      Dividends from net investment income                           --                        (0.00)(b)            --
      Distributions from net realized gains                          --                        (0.05)               --
      Distributions in excess of net realized gains                  --                       --                    --
                                                              ---------                   ----------            ---------

Total distributions                                                  --                        (0.05)               --
                                                              ---------                   ----------            ---------
Paid-in capital from redemption fees                               0.00(b)                      0.02                --
                                                              ---------                   ----------            ---------

Net asset value at end of period                              $    3.33                   $     6.63            $   14.86
                                                              =========                   ==========            =========

Total return                                                     (49.77%)                     (55.08%)              48.60%(c)
                                                              =========                   ==========            =========

Net assets at end of period (millions)                        $    99.5                   $    216.5            $   298.7
                                                              =========                   ==========            =========

Ratio of expenses to average net assets                            1.95%                        1.92%                1.95%(d)

Ratio of net investment income (loss) to
      average net assets                                          (1.13%)                      (1.44%)               0.05%(d)

Portfolio turnover rate                                              67%                          73%                   0%

(a) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.

(b)  Amount is less than $0.01.

(c)  Not annualized.

(d)  Annualized.

FINANCIAL HIGHLIGHTS - Firsthand Global Technology Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                                        YEAR                 PERIOD
                                                                        ENDED                ENDED
                                                                        12/31/01             12/31/00(a)
Net asset value at beginning of period                                  $  8.75               $    10.00
                                                                        -------------------------------

Income from investment operations:
      Net investment income                                               (0.07)                    0.04
      Net realized and unrealized losses
           on investments                                                 (3.57)                   (1.28)
                                                                        --------------------------------
Total from investment operations                                          (3.64)                   (1.24)
                                                                        --------------------------------

Less distributions:
      Dividends from net investment income                                 --                      (0.03)
      Distributions from net realized gains                                --                        --
      Distributions in excess of net realized gains                        --                        --
                                                                        --------------------------------
Total distributions                                                        --                      (0.03)
                                                                        --------------------------------
Paid-in capital from redemption fees                                       0.03                     0.02
                                                                        --------------------------------

Net asset value at end of period                                        $  5.14               $     8.75
                                                                        ================================

Total return                                                             (41.26%)                 (12.18%)(b)
                                                                        ================================

Net assets at end of period (millions)                                  $  53.0               $    125.3
                                                                        ================================

Ratio of expenses to average net assets                                    1.95%                    1.95%(c)

Ratio of net investment income (loss) to average net assets               (0.95%)                   1.66%(c)

Portfolio turnover rate                                                      67%                       0%

(a) Represents the period from the commencement of operations (September 29, 2000) through December 31, 2000.

(b)  Not annualized.

(c)  Annualized.

Firsthand Funds
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675
www.firsthandfunds.com

Investment Adviser
Firsthand Capital Management, Inc.
125 South Market
Suite 1200
San Jose, CA 95113

Distributor
ALPS Distributors, Inc.
370 17th Street
Suite 3100
Denver, CO 80202

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675

Additional information about each Fund is included in the Statement of Additional Information ("SAI"). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Funds' investments is available in the Funds' Annual Report, which includes a discussion of each Fund's holdings and recent market conditions and investment strategies that significantly affected performance during the last fiscal year of the Funds.

To obtain a free copy of any of these documents, or to request other information or ask questions about a Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675 or visit our website at www.firsthandfunds.com.

Information about each Fund (including the Funds' SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at
202.942.8090. The Funds' Annual and Semi-Annual Reports and additional information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

Firsthand is a registered trademark of Firsthand Capital Management, Inc.

File No. 811-8268

                                   Prospectus

                                 Firsthand Funds


                        Firsthand Aggressive Growth Fund

                              Investor Class shares

                                 April 30, 2002

FIRSTHAND FUNDS HAS REGISTERED THE MUTUAL FUND OFFERED IN THIS PROSPECTUS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THAT REGISTRATION DOES NOT IMPLY, HOWEVER, THAT THE SEC ENDORSES FIRSTHAND AGGRESSIVE GROWTH FUND (THE "FUND").

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRIVACY POLICY NOTICE ENCLOSED.

TABLE OF CONTENTS

         Privacy Policy Notice                                          1

     THE FUND
         Firsthand Aggressive Growth Fund                               2
         Fund Fees and Expenses                                         3
         Additional Investment Strategies and Associated Risks          4
         Fund Management                                                6
         Operation of the Fund                                          6

     YOUR ACCOUNT
         Doing Business With Firsthand                                  7
         How to Purchase Shares                                         8
         Exchanging and Selling Shares                                 10
         Shareholder Services                                          14
         Account Policies                                              15
         Distributions and Taxes                                       16
         Pricing of Fund Shares                                        18

     FINANCIAL HIGHLIGHTS                                              20


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS OF THE FUND THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE FUND HAS AS ITS INVESTMENT OBJECTIVE LONG-TERM GROWTH OF CAPITAL.

PRIVACY POLICY NOTICE

Firsthand is committed to protecting the privacy of the shareholders of Firsthand Funds. This notice describes our privacy policy.

To administer and service your account, we collect nonpublic personal information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. To process your requests and transactions, the law permits us to disclose nonpublic personal information about you to our service providers (such as Firsthand Funds' transfer agent and distributor). We prohibit our service providers from using the information that they receive from us for any purpose other than servicing your Firsthand Funds account.

We designed our privacy policy to protect your personal information. We restrict access to your nonpublic personal information to authorized employees and service providers (as described above). We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FIRSTHAND AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in equity securities of companies that we believe have potential for above-average earnings growth or price appreciation, or are demonstrating accelerating revenue or earnings growth. The Fund intends to focus on investing in the stocks of rapidly growing mid-sized companies, but may also invest in small or large companies with strong competitive positions.

When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of management, earnings track record, barriers to entry (including patents and other intellectual property rights), competitive positioning, product development, and breadth of product line.

The Fund may sell securities of a company if we determine that the current market price for that company exceeds its value, there is decreased potential for growth, or alternative investments present better potential for capital appreciation. We also may sell a security owned by the Fund when there is a negative development in a company's competitive, regulatory, or economic environment; a deterioration of a company's financial situation; or for other reasons.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in this Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings; economic, political, or regulatory events; and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks associated with investing in growth securities.

The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to the factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, Firsthand Capital Management, Inc. (the "Investment Adviser") may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE Performance results are not provided because the Fund has not been in existence for a full calendar year.

FUND FEES AND EXPENSES

EXPENSE INFORMATION The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales load imposed on purchases                        None
Sales load imposed on reinvested distributions         None
Deferred sales load                                    None
Exchange fee                                           None
Redemption fee                                         2.00%*

* You will be charged a redemption fee of 2.00% of the amount redeemed if you hold shares of the Fund for fewer than 180 days. For this purpose, an exchange of shares of the Fund for shares of another Firsthand Fund is considered a redemption of the Fund's shares. Redemption fees are paid directly to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management fee                                       1.30%
Distribution (12b-1) fee                             None
Other expenses+                                      0.30%
Total annual Fund operating expenses                 1.60%++

+ Other expenses are based on estimated amounts for the current fiscal year.

++ In the Advisory Agreement, the Investment Adviser has agreed to reduce its fees and/or make expense reimbursements so that the Fund's total annual operating expenses are limited to 1.60% of the Fund's average daily net assets.

Example This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

1 year    $  163
3 years   $  504
5 years   $  869
10 years  $1,894

ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS

EQUITY SECURITIES The Fund may invest in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock, and warrants. The securities we select for the Fund's investments are typically traded on a national securities exchange, on the Nasdaq system, or over-the-counter. In the Fund's investment portfolio, we may include securities of both large, well-known companies as well as smaller, less well-known companies.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities are not traded actively and may be difficult to sell. Although profits in some of the Fund's holdings may be realized quickly, it is not expected that most of the Fund's investments will appreciate rapidly.

ILLIQUID SECURITIES The Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. Any increase in the percentage of the Fund's net assets in illiquid securities due to changes in portfolio securities values, a decrease in net assets, or other circumstances will not be considered when determining whether the Fund is in compliance with the foregoing limitation on investments in illiquid securities.

PORTFOLIO TURNOVER RISK The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses that must be borne by the Fund and its shareholders. It may also result in higher short-term capital gains that are taxable to shareholders.

IPOs The Fund may purchase shares in initial public offerings ("IPOs"), which can be risky. Because the price of IPO shares may be volatile, the Fund may hold IPO shares for a very short time. This may increase the turnover rate of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. When it sells IPO shares, the Fund may realize a capital gain that must be distributed to shareholders.

FOREIGN SECURITIES The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in the Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including confiscatory levels of taxation, thereby limiting their earnings potential. Amounts realized on foreign securities also may be subject to high levels of foreign taxation, including taxes withheld at the source.

CHANGING INVESTMENT OBJECTIVE The investment objective of the Fund can be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES For defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help the Fund minimize or avoid losses during adverse market, economic, or political conditions. While in a temporary defensive mode, the Fund may not be able to achieve its investment objective.

FUND MANAGEMENT

Firsthand Funds (the "Trust") retains Firsthand Capital Management, Inc., 125 South Market, Suite 1200, San Jose, CA 95113, to manage the investments of the Fund. Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser. Mr. Landis is the Chief Investment Officer of the Investment Adviser, a position he has held since 1994. The day-to-day management of the Fund is provided by members of the Investment Adviser's research team.

OPERATION OF THE FUND

Under the Investment Advisory Agreement (the "Advisory Agreement"), the Investment Adviser receives from the Fund an advisory fee at the annual rate of 1.30% of its average daily net assets. Under the Advisory Agreement, the Investment Adviser provides the Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of the Fund consistent with the Fund's investment objective, policies, and limitations.

ALPS Distributors, Inc., 370 17th Street, Suite 3100, Denver, CO 80202, serves as principal underwriter and distributor for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund.


YOUR ACCOUNT

DOING BUSINESS WITH FIRSTHAND

Visit us online:        www.firsthandfunds.com
                        24 hours, 7 days a week, you may:
          -    Complete an online account application*
          -    Review your current account balance and transaction history
          -    Check portfolio holdings and daily net asset values ("NAVs")
          -    Buy, exchange, and sell Firsthand Funds**
          -    Update your account information
          -    Request duplicate statements and tax forms
          -    Sign up for electronic-delivery of shareholder communications
          -    Sign up for monthly e-mail alerts

Call us:          1.888.884.2675
          -    Option 2: Fund Information and Literature
          -    Option 3: Automated Account Information
          -    Option 4: Account Services
          - Representatives are available to answer your questions Monday through Friday, 5:00 A.M. to 5:00 P.M. Pacific Time

TTY access:       1.800.774.3114

Write to us:      Shareholder Services
                  Firsthand Funds
                  P.O. Box 8356
                  Boston, MA 02266-8356

* For your security, all applications must be signed and mailed to Firsthand Funds; they may not be submitted electronically.

** Certain restrictions, such as minimum transaction amounts, apply. Please visit our website or call us for more information.

HOW TO PURCHASE SHARES

ACCOUNT APPLICATION To open a new account with Firsthand Funds, please complete an account application. Call 1.888.884.2675 to request an application or visit www.firsthandfunds.com to download an application.

RETIREMENT AND EDUCATION ACCOUNTS In addition to regular (taxable) accounts, we also offer the following tax-advantaged investment options: IRAs, including Traditional IRAs, Roth IRAs, SEP-IRAs, and SIMPLE IRAs; 403(b) custodial accounts; and Coverdell Education Savings Accounts ("CESAs"). Please call Shareholder Services at 1.888.884.2675 or visit www.firsthandfunds.com if you would like more information on opening a retirement account.

Account Minimums*

                                  INITIAL            ADDITIONAL
TYPE OF ACCOUNT                 INVESTMENT           INVESTMENT
Regular Accounts                $  10,000                $50
IRAs and CESAs                  $  2,000                 $50
403(b) Custodial Accounts       $  2,000                 $50

* Lower minimums may be available through brokerage firms.

There are several ways to purchase shares of the Fund. The table below describes your options.


                    TO OPEN YOUR ACCOUNT                    TO ADD TO YOUR ACCOUNT

By Mail             Mail your check, along with your    Mail your check, along with an
                    properly completed account          investment slip from your account
                    application, to Shareholder         statement, to Shareholder
                    Services.                           Services.  If you do not have an
                                                        investment slip, include a note
                                                        with your name, the Fund name,
                                                        and your account number.

                                                        Make your check payable to
                    Make your check payable to          Firsthand Funds.  Include your
                    Firsthand Funds.                    account number on your check.

                    No third-party checks, starter      No third-party checks, starter
                    checks, or foreign checks or        checks, or foreign checks or
                    currency will be accepted.          currency will be accepted.


By Telephone        You may not open an account by      Call 1.888.884.2675, option
                    phone.                              4, to buy additional shares.
                                                        You may buy shares in
                                                        amounts of at least
                                                        $50 or as much as $50,000.

                                                        Telephone transactions are
                                                        made by electronic funds
                                                        transfer ("EFT") from a
                                                        pre-designated bank account.
                                                        Before requesting a telephone
                                                        purchase, please  make sure
                                                        we have your bank account
                                                        information on file. If we
                                                        do not have this information,
                                                        please call Shareholder
                                                        Services to request an application
                                                        or visit our website.





Online              At www.firsthandfunds.com, you      Go to www.firsthandfunds.com and
                    may download Firsthand Funds'       click on the Your Account tab and
                    account applications; for new       select Account Access from the


                    accounts, you may choose the        drop-down menu. This takes you to
                    Input Online version and fill out   our secure online transaction
                    the application directly on your    area.
                    computer.

                    For security reasons, the
                    application must be printed,        For more information on this and
                    signed, and mailed to Firsthand     other restrictions, such as
                    Funds; it may not be submitted      minimum/maximum transaction
                    electronically.                     amounts, visit our website.

By Wire             Before we can accept a wire from
                    you, you must mail in a properly
                    completed application to
                    Shareholder Services. Call
                    1.888.884.2675, option 4, for       Call 1.888.884.2675, option 4,
                    wire instructions.                  for wire instructions.

                    Your wire must be received by       Your wire must be received by
                    4:00 P.M. Eastern Time to receive   4:00 P.M. Eastern Time to receive
                    that day's NAV.                     that day's NAV.

Through Your        Contact your broker or financial    Contact your broker or financial
   Broker           advisor.                            advisor.


CONFIRMATION You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

PURCHASES THROUGH YOUR BROKER Any order you place with a brokerage firm is treated as if it were placed directly with Firsthand Funds. Your shares may be held in a pooled account in your broker's name, and, in most cases, your broker will maintain your individual ownership information.

Your brokerage firm is responsible for processing your order promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Fund prospectuses and shareholder reports. When you place an order with your broker, it is the broker's responsibility to promptly transmit properly completed orders to Shareholder Services. Your broker may charge you a fee for handling your order.

ADDITIONAL PURCHASE INFORMATION Fund shares are sold on a continuous basis at the NAV next determined after Shareholder Services receives your properly completed purchase order. If we receive your order before the close of business on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern Time), your order will be confirmed at the NAV determined at the close of business on that day.

If your order is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by Firsthand Funds or Shareholder Services. We may deduct the losses or fees from your existing account. Firsthand Funds reserves the right to limit the amount of investments and to refuse to sell to any person.

If we do not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends.


EXCHANGING AND SELLING SHARES

EXCHANGES You may exchange all or a portion of your shares from the Fund for shares of another Firsthand Fund or for shares of the SSgA Money Market Fund at the Fund's current NAV. To exchange your shares for shares of the same class of another Firsthand Fund, you must first obtain a copy of its prospectus. To order a prospectus for another Firsthand Fund, please call us or visit our website. You may exchange shares by mail, by telephone, or online. Please note that you will be assessed a redemption fee of 2% of the amount redeemed for Firsthand Fund shares exchanged within 180 days of purchase. Exchanges are subject to the applicable minimum initial investment and account balance requirements. Generally, the same policies that apply to purchases and redemptions, including minimum investments and redemption fees, apply to exchanges since an exchange is a redemption from one fund and a purchase into another.

EXCHANGE TO THE SSgA MONEY MARKET FUND To exchange your Firsthand Fund shares for shares of the SSgA Money Market Fund, you must first obtain a copy of its prospectus and open an SSgA Money Market Fund account. To request a prospectus and an account application, please call us or visit our website.

EXCHANGE FROM THE SSgA MONEY MARKET FUND To exchange your shares of the SSgA Money Market Fund for shares of the Fund, you must first obtain a copy of the Fund's prospectus and open an account with us. To request the prospectus and account application, please call us or visit our website.

DID YOU KNOW...

WHEN YOU EXCHANGE SHARES, TWO TRANSACTIONS TAKE PLACE--FIRST, SHARES FROM ONE FUND ARE SOLD, AND THEN THOSE PROCEEDS ARE USED TO BUY SHARES OF ANOTHER FUND. GENERALLY, THE SAME POLICIES THAT APPLY TO PURCHASES AND REDEMPTIONS, INCLUDING MINIMUM INVESTMENTS AND REDEMPTION FEES, APPLY TO EXCHANGES.

SELLING SHARES Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request. The table below describes your options.


                              TO SELL SHARES
----------------------------------------------------------------------------------
By Mail                       Send written instructions including your



----------------------------------------------------------------------------------
                              name, account number, and the dollar amount
                              (or the number of shares) you want to sell to
                              Shareholder Services. Be sure to include all of
                              the necessary signatures and a signature
                              guarantee, if required.

                              A signature guarantee is required if you want to
                              sell more than $50,000 worth of shares.
----------------------------------------------------------------------------------
By Telephone                  Call 1.888.884.2675, option 4, to redeem shares by
                              telephone.

                              As long as your transaction is for $50,000 or less and you have not changed the name or address on your account within the last 30 days, you may sell your shares by phone. You may request to have your payment sent to you by EFT, wire, or mail.

                              You may not sell shares in an IRA or any other
                              tax-deferred savings account by telephone. Please
                              call Shareholder Services for more details.
----------------------------------------------------------------------------------
Online                        Go to www.firsthandfunds.com and click on the Your
                              Account tab and select Account Access from the
                              drop-down menu. This takes you to our secure
                              online transaction area. Minimum and maximum
                              transaction amounts apply. For more information,
                              visit our website.

                              You may not sell shares in an IRA or any other
                              tax-deferred savings account online. Please call
                              Shareholder Services for more details.
----------------------------------------------------------------------------------
By Electronic Funds Transfer  Call or write to Shareholder Services or visit us online to have your proceeds
                              sent by EFT to a pre-designated bank
                              account.

                              Before requesting an EFT, please make
                              sure we have your bank account
                              information on file. If we do not have
                              this information, please call
                              1.888.884.2675, option 4, to request an
                              application or visit
----------------------------------------------------------------------------------



                              our website.

----------------------------------------------------------------------------------
By Wire                       Please call 1.888.884.2675, option 4, or
                              submit your request by mail.

                              You may request to have your proceeds
                              wired directly to your pre-designated
                              bank account. There is an $8 processing
                              fee for redemptions paid by wire. Your
                              bank may also impose a charge for
                              processing a wire.
----------------------------------------------------------------------------------
Through Your Broker           Contact your broker or financial advisor.
----------------------------------------------------------------------------------


DID YOU KNOW...

SHORT-TERM TRADING ACTIVITY BY SHAREHOLDERS MAY CAUSE THE INVESTMENT ADVISER OF A FUND TO LIQUIDATE SECURITIES, MAKING A FUND MORE DIFFICULT TO MANAGE. THEREFORE, REDEMPTION FEES ARE OFTEN USED IN THE MUTUAL FUND INDUSTRY TO DISCOURAGE SHORT-TERM TRADING AND TO PROTECT THE INTERESTS OF LONG-TERM INVESTORS.

SIGNATURE GUARANTEES If you change the name(s) or address on your account within 30 days prior to your redemption request, you must submit your redemption request in writing and provide a signature guarantee, regardless of the value of the shares being sold. Online redemptions will not be accepted under these circumstances. If you want your payment mailed to an address other than the one we have on file, or you want the check made payable to someone else, your letter must include a signature guarantee.

REDEMPTION PAYMENTS Payment, less any applicable redemption fees, is normally made within seven business days after the receipt of your properly completed redemption request. In unusual circumstances, or as determined by the SEC, we may suspend redemptions or postpone the payment of redemption proceeds.

REDEMPTION FEES You will be charged a 2% redemption fee if you sell or exchange shares of the Fund within 180 days of purchase or exchange. The redemption fee compensates the Fund and its longer-term shareholders for the disruptive effect on the portfolio caused by short-term investments. This fee will be deducted from your redemption proceeds, unless you request that it be taken from the balance in your account. Redemption fees are paid directly to the Fund (not the Investment Adviser) and become part of the Fund's NAV calculation. The Fund reserves the right to waive redemption fees under certain circumstances (see the Statement of Additional Information).

SELLING SHARES THROUGH YOUR BROKER You may sell your shares through your broker. Your broker is responsible for promptly transmitting your redemption order to Shareholder Services. You will receive the NAV next determined after Shareholder Services receives your request from your broker. Your brokerage firm may charge you a fee for processing your redemption request.

SELLING RECENTLY PURCHASED SHARES If you purchased shares by check or EFT, it may take up to 15 days from the date of purchase for your check or EFT to clear. We will send your redemption payment only after your transactions have cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

DID YOU KNOW...

A SIGNATURE GUARANTEE IS A VALUABLE SAFEGUARD TO PROTECT YOU AND THE FUND FROM FRAUD. YOU CAN GET A SIGNATURE GUARANTEE FROM MOST BANKS, BROKER-DEALERS, CREDIT UNIONS, NATIONAL SECURITIES EXCHANGES, REGISTERED SECURITIES ASSOCIATIONS, CLEARING AGENCIES, AND SAVINGS ASSOCIATIONS. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers you a convenient way to buy additional shares by allowing you to automatically transfer money from your bank account to your Firsthand Funds account monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually or annually. Sign up for the Automatic Investment Plan on your account application or call us.

You may change the amount of your investment or discontinue the plan at any time by calling us or by writing to Shareholder Services. Although the minimum monthly investment is $50, the minimum for an initial investment still applies. The Transfer Agent currently pays the costs associated with these transfers but reserves the right, upon 30 days prior written notice, to make reasonable charges for this service.

PAYROLL DIRECT DEPOSIT PLAN You may purchase Fund shares through direct deposit plans offered by certain private employers and government agencies. These plans enable you to have a portion of your payroll checks transferred automatically to purchase shares of the Fund. Contact your employer for additional information.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to systematically sell your shares and receive regular payments from your account. You may schedule to receive payments monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. Payments can be sent to you by mail or by EFT. The minimum monthly redemption is $50, and please note that the minimum account balance still applies. The Transfer Agent currently pays the costs associated with these transfers but reserves the right, upon 30 days prior written notice, to implement reasonable charges for this service. You may change the amount of your withdrawal or discontinue the plan at any time by calling or writing to Shareholder Services.

CHANGING BANKING INFORMATION You may change your pre-designated bank or brokerage account at any time by writing to Shareholder Services. You must obtain a signature guarantee if you designate a bank account that includes a person who is not a registered shareholder of the Fund.

Additional documentation will be required to change an account if shares are held by a corporation, fiduciary, or other organization.

TELEPHONE TRANSACTIONS The telephone redemption and exchange privilege is automatically available to you when you open a new account. If you elect not to have telephone privileges when you open your account but later change your mind, you may write to Shareholder Services.

Processing and validating your bank account information takes about 14 business days. No telephone transactions may be initiated during this time. After your account information has been processed, you may call 1.888.884.2675, option 4, to conduct telephone transactions.

Firsthand Funds and Shareholder Services will not be liable for complying with telephone instructions that we reasonably believe are genuine. We will employ reasonable procedures to determine whether telephone instructions are genuine, including requiring forms of personal identification before acting on instructions, providing written confirmation of the transactions, and/or recording telephone instructions. You can always decline the telephone redemption privileges on your account application, or you may call us at any time to cancel.

MAILINGS TO SHAREHOLDERS All Firsthand Funds' shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail. Currently, we combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this "householding" plan, you may call us toll-free at any time, at 1.888.884.2675, option 4, or write to Shareholder Services. We will resume separate mailings to each member of your household within 30 days of your request.

ACCOUNT POLICIES

MARKET TIMERS Firsthand Funds may restrict or refuse purchases or exchanges from market timers. You may be considered a "market timer" if you:

- Exchange or redeem shares of the Fund more than two times within a rolling 90-day period, or

-    Exchange or redeem shares of the Fund more than four times a year, or

- Appear to follow a market-timing pattern that may adversely affect the Fund (e.g., frequent purchases and sales of Fund shares).

ACCOUNT MAINTENANCE FEE Because of the disproportionately high costs of servicing accounts with low balances, we charge a $14 annual account maintenance fee for accounts in which the investment amount falls below the applicable minimum investment amount (see How to Purchase Shares). We will determine the amount of your investment in each account once per year, generally at the end of September. We will deduct the fee each year from each account whose balance is below the applicable minimum investment amount at that time. Prior to assessing the aforementioned fee, however, we will notify you in writing and give you 60 days to either increase the value of your account to the minimum balance or close your account. Accounts that fall below the minimum as a result of market depreciation are not subject to the fee.

LARGE REDEMPTIONS Large redemptions can negatively impact the Fund's investment strategy because the portfolio management team may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or your redemption or series of redemptions amounts to more than 1% of the Fund's net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a "redemption in-kind").

DISTRIBUTIONS AND TAXES

FUND DISTRIBUTIONS The Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions in either of the following ways:

-    Paid by check, or
-    Reinvested distributions.

Distributions are automatically reinvested in additional shares of the Fund at its NAV on the distribution date unless you elect to have your distributions paid to you directly. Please call us if you wish to change your distribution option or visit our website and select Your Account.

If you buy Fund shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Fund has the potential to build up high levels of unrealized appreciation.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Fund and you as a shareholder. It does not apply to tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

TAXES ON DISTRIBUTIONS The Fund will distribute substantially all of its income and gains. Distributions of the Fund's ordinary income and short-term capital gain, if any, will be taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, will be taxable to you as a long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income. Distributions normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

DID YOU KNOW...

CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS WILL REDUCE A FUND'S NAV BY THE AMOUNT OF THE DISTRIBUTION ON THE EX-DIVIDEND DATE. YOU MAY CHOOSE TO HAVE THE DISTRIBUTION PAID DIRECTLY TO YOU OR YOU MAY CHOOSE TO REINVEST IT BACK INTO A FUND. IF YOU CHOOSE THE REINVESTMENT OPTION, YOUR ADDITIONAL SHARES WILL BE PURCHASED AT THE FUND'S NAV ON THE EX-DIVIDEND DATE.

TAXES ON TRANSACTIONS Your redemptions and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be a long-term capital gain or loss if you have held such shares for more than one year at the time of redemption or exchange. Under some circumstances, your realized losses will be disallowed.

ADDITIONAL TAX INFORMATION Foreign shareholders may be subject to different tax treatment, including withholding taxes. U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by the Fund.

DID YOU KNOW...

A FUND'S NAV IS THE PRICE YOU PAY FOR EACH SHARE OF THAT FUND. THE NAV IS GENERALLY CALCULATED AFTER THE CLOSE OF TRADING ON THE NEW YORK STOCK EXCHANGE. YOU CAN THINK OF THE NAV AS THE DAILY SHARE PRICE.

PRICING OF FUND SHARES

CALCULATING THE NAV The Fund calculates its share price, or NAV, at the close of trading on the NYSE (normally 4:00 P.M. Eastern Time) on each day that the exchange is open (a "business day"). Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request. The NAV of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading.

If the market price for a security in the Fund's portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures adopted by the Board of Trustees. If the Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.


VALUATION OF PORTFOLIO SECURITIES The NAV of the Fund will fluctuate as the value of the securities it holds fluctuates. The Fund's portfolio of securities is valued as follows:

     1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued at their last reported sale price as of the close of trading on the NYSE. If a security is not traded that day, the security will be valued at its most recent bid price.

     2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

     3. Securities traded both in the over-the-counter markets and on a stock exchange are valued according to the broadest and most representative market.

     4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures adopted by the Board of Trustees.

FINANCIAL HIGHLIGHTS

Firsthand Aggressive Growth Fund commenced operations on December 31, 2001. Because of its short history of operation, the Fund does not yet have financial performance to report.

Firsthand Funds
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675
www.firsthandfunds.com

Investment Adviser
Firsthand Capital Management, Inc.
125 South Market
Suite 1200
San Jose, CA 95113

Distributor
ALPS Distributors, Inc.
370 17th Street
Suite 3100
Denver, CO 80202

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675

Additional information about the Fund is included in the Statement of Additional Information ("SAI"). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Fund's investments is available in the Fund's Annual Report, which includes a discussion of the Fund's holdings and recent market conditions and investment strategies that significantly affected performance during the last fiscal year of the Fund.

To obtain a free copy of the SAI or to request other information or ask questions about the Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675 or visit our website at www.firsthandfunds.com.

Information about the Fund (including the Fund's SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at 202.942.8090.

The Fund's Annual and Semi-Annual Reports and additional information about the Fund will be available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may obtain copies of Fund information, after paying a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

Firsthand is a registered trademark of Firsthand Capital Management, Inc.

File No. 811-8268

                                   PROSPECTUS

                                 Firsthand Funds


                           Firsthand Core Growth Fund

                                 Class A shares
                                 Class C shares

                                 April 30, 2002



FIRSTHAND FUNDS HAS REGISTERED THE MUTUAL FUND OFFERED IN THIS PROSPECTUS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THAT REGISTRATION DOES NOT IMPLY, HOWEVER, THAT THE SEC ENDORSES FIRSTHAND CORE GROWTH FUND (THE "FUND").

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRIVACY POLICY NOTICE ENCLOSED.

TABLE OF CONTENTS

Privacy Policy Notice                                                    1
Firsthand Core Growth Fund                                               2
Additional Investment Strategies and Associated Risks                    4
Fund Management                                                          6
Operation of the Fund                                                    6
How to Purchase Shares                                                   7
Choosing a Share Class                                                   8
Initial Sales Charges                                                   10
Initial Sales Charge Reductions and Waivers                             11
Distribution and Shareholder Servicing Plans                            12
Selling Shares                                                          13
Shareholder Services                                                    13
Account Policies                                                        14
Distributions and Taxes                                                 15
Pricing of Fund Shares                                                  16
Financial Highlights                                                    17


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS OF THE FUND THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE FUND HAS AS ITS INVESTMENT OBJECTIVE LONG-TERM GROWTH OF CAPITAL.

PRIVACY POLICY NOTICE

Firsthand is committed to protecting the privacy of the shareholders of Firsthand Funds. This notice describes our privacy policy.

To administer and service your account, we collect nonpublic personal information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. To process your requests and transactions, the law permits us to disclose nonpublic personal information about you to our service providers (such as Firsthand Funds' transfer agent and distributor). We prohibit our service providers from using the information that they receive from us for any purpose other than servicing your Firsthand Funds account.

We designed our privacy policy to protect your personal information. We restrict access to your nonpublic personal information to authorized employees and service providers (as described above). We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FIRSTHAND CORE GROWTH FUND

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in equity securities of companies that we believe have potential for above-average earnings growth or price appreciation. The Fund intends to focus on investing in the stocks of rapidly growing large companies, but may also invest in small or mid-sized companies with strong competitive positions.

When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of management, earnings track record, barriers to entry (including patents and other intellectual property rights), competitive positioning, product development, and breadth of product line.

The Fund may sell securities of a company if we determine that the current market price for that company exceeds its value, there is decreased potential for growth, or alternative investments present better potential for capital appreciation. We also may sell a security owned by the Fund when there is a negative development in a company's competitive, regulatory, or economic environment; a deterioration of a company's financial situation; or for other reasons.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in this Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings; economic, political, or regulatory events; and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks associated with investing in growth securities.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, Firsthand Capital Management, Inc. (the "Investment Adviser") may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE Performance results are not provided because the Fund had not been in existence for a full calendar year.

EXPENSE INFORMATION The following tables show the fees and expenses you may pay if you buy and hold shares of this Fund.

Shareholder Fees (fees paid directly from your investment)

                                                                       CLASS A          CLASS C
Maximum sales charge (load) imposed on                                  5.75%(a)          None
         purchases (as a percentage of offering price)

Maximum deferred sales charge (load)                                    None(c)           1.00%(d)
         (as a percentage of redemption price)(b)

Maximum sales charge (load) imposed on                                  None              None
         reinvested distributions

Redemption or exchange fees                                             None              None

(a) THIS SALES CHARGE IS REDUCED OR ELIMINATED FOR PURCHASES OF $25,000 OR MORE.
(b) "REDEMPTION PRICE" EQUALS THE NET ASSET VALUE AT THE TIME OF INVESTMENT OR REDEMPTION, WHICHEVER IS LOWER.
(c) A CONTINGENT DEFERRED SALES CHARGE OF 1.00% APPLIES TO CERTAIN REDEMPTIONS MADE WITHIN 12 MONTHS FOLLOWING FUND PURCHASES OF $1 MILLION OR MORE MADE WITHOUT A SALES CHARGE.
(d) DEFERRED SALES CHARGE IS ELIMINATED AFTER 12 MONTHS.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                               CLASS A          CLASS C

Management fee                                  1.30%             1.30%

Distribution (12b-1) and shareholder
         servicing fees                         0.25%            1.00%

Other expenses*                                 0.30%             0.30%

Total annual Fund operating expenses            1.85%**           2.60%**



* OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

** IN THE ADVISORY AGREEMENT, THE INVESTMENT ADVISER HAS AGREED TO REDUCE ITS FEE AND/OR MAKE EXPENSE REIMBURSEMENTS SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES, EXCLUDING RULE 12b-1 AND SHAREHOLDER SERVICING FEES, ARE LIMITED TO 1.60% OF THE FUND'S AVERAGE DAILY NET ASSETS.

Example This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that:

- You invest $10,000 in Class A or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods,
-    You reinvest all dividends and distributions in the Fund,
-    Your investment has a 5% return each year, and

-    The Fund's operating expenses remain the same.

The "Class A" example reflects the maximum initial sales charge in the first year. The "Class C-assuming redemption" example reflects applicable contingent deferred sales charges through one year (after which time that sales charge is eliminated). Although your actual costs might be higher or lower, based on these assumptions your costs would be:


                                            1 YEAR       3 YEARS     5 YEARS      10 YEARS
Class A                                     $   752      $  1,123    $   1,516    $   2,612
Class C-assuming redemption                 $   365      $  807      $   1,377    $   2,921
Class C-assuming no redemption              $   263      $  807      $   1,377    $   2,921

ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS

EQUITY SECURITIES The Fund may invest in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock, and warrants. The securities we select for the Fund's investments are typically traded on a national securities exchange, on the Nasdaq system, or over-the-counter. In the Fund's investment portfolio, we may include securities of both large, well-known companies as well as smaller, less well-known companies.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities are not traded actively and may be difficult to sell. Although profits in some of the Fund's holdings may be realized quickly, it is not expected that most of the Fund's investments will appreciate rapidly.

ILLIQUID SECURITIES The Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. Any increase in the percentage of the Fund's net assets in illiquid securities due to changes in portfolio securities values, a decrease in net assets, or other circumstances will not be considered when determining whether the Fund is in compliance with the foregoing limitation on investments in illiquid securities.

PORTFOLIO TURNOVER RISK The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses that must be borne by the Fund and its shareholders. It may also result in higher short-term capital gains that are taxable to shareholders.

SMALL COMPANIES The Fund may invest its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, investing in them is not without risk. Small companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. Often, the securities of smaller companies trade only over-the-counter or on a regional securities exchange, and these securities may trade less frequently and in more limited volume than the securities of larger, more mature companies. These factors make the securities of smaller companies subject to wider price fluctuations. To make a large sale of a small company's securities, which may trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

IPOs The Fund may purchase shares in initial public offerings ("IPOs"), which can be risky. Because the price of IPO shares may be volatile, the Fund may hold IPO shares for a very short time. This may increase the turnover rate of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. When it sells IPO shares, the Fund may realize a capital gain that must be distributed to shareholders.

FOREIGN SECURITIES The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in the Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including confiscatory levels of taxation, thereby limiting their earnings potential. Amounts realized on foreign securities also may be subject to high levels of foreign taxation, including taxes withheld at the source.

CHANGING INVESTMENT OBJECTIVE The investment objective of the Fund can be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES For defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help the Fund minimize or avoid losses during adverse market, economic, or political conditions. While in a temporary defensive mode, the Fund may not be able to achieve its investment objective.

FUND MANAGEMENT

Firsthand Funds (the "Trust") retains Firsthand Capital Management, Inc., 125 South Market, Suite 1200, San Jose, CA 95113, to manage the investments of the Fund. Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser. Mr. Landis is the Chief Investment Officer of the Investment Adviser, a position he has held since 1994. The day-to-day management of the Fund is provided by members of the Investment Adviser's research team.

OPERATION OF THE FUND

Under the Investment Advisory Agreement (the "Advisory Agreement"), the Investment Adviser receives an advisory fee from the Fund at the annual rate of 1.30% of its average daily net assets. Under the Advisory Agreement, the Investment Adviser provides the Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of the Fund's assets consistent with the Fund's investment objective, policies, and limitations.

ALPS Distributors, Inc., 370 17th Street, Suite 3100, Denver, CO 80202, serves as principal underwriter and distributor for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund.


HOW TO PURCHASE SHARES

Investments in the Fund may be made only through registered broker-dealers or other financial intermediaries ("brokers") who have selling agreements with the Distributor. Your broker will transmit your purchase order and payment to us. Your broker is also responsible for sending confirmations of your transactions to you, as well as for sending you periodic account statements and Fund prospectuses and reports. Your broker may charge you fees in addition to the fees described in this Prospectus.

CERTIFICATES Certificates representing shares are not issued.

Account Minimums


                                                  INITIAL                 ADDITIONAL
TYPE OF ACCOUNT                                   INVESTMENT              INVESTMENT
Regular Accounts (each class)                        $    10,000            $50
All IRAs (each class)                                $    2,000             $50
403(b) Custodial Accounts (each class)               $    2,000             $50

Account Maximum

                                                  TOTAL
TYPE OF ACCOUNT                                   INVESTMENT
Class A Shares                                       N/A
Class C Shares                                   $   500,000

CHOOSING A SHARE CLASS

The Fund offers two different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, which allows you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class. If none is chosen, your investment will be made in Class A shares.

You may purchase shares of the Fund through various investment programs or accounts. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund.

Factors you should consider when deciding which class of shares to purchase include:

-    How long you expect to own the shares;

-    How much you want to invest;

-    The total expenses associated with a class;

- Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver); and

- The fact that Class C shares are not generally available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit-sharing plans.


Following is a summary of differences between the classes of shares:


CLASS A SHARES

- Initial sales charge of up to 5.75% (reduced or eliminated for purchases of $25,000 or more).
- No contingent deferred sales charge ("CDSC") (except on certain redemptions on purchases of $1 million or more made without an initial sales charge).
- 12b-1 fee of 0.25% of the average daily net assets of the Fund's Class A shares.
- Higher dividends (if dividends are paid) than Class C shares due to lower annual expenses.
-    No purchase maximum.
-    No automatic conversion.
-    No sales loads on reinvested dividends or distributions.

CLASS C SHARES

-    No initial sales charge.
-    CDSC of 1.00% if shares are sold within one year of being purchased.

- 12b-1 fee of 0.75% of the average daily net assets of the Fund's Class C shares, and an annual shareholder servicing fee of 0.25% of the average daily net assets of the Fund's Class C shares.
- Lower dividends (if dividends are paid) than Class A shares due to higher distribution fees and other expenses.
-    $500,000 total account maximum.
-    No automatic conversion.
-    No sales loads on reinvested dividends or distributions.

INITIAL SALES CHARGES

CLASS A The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest. The initial sales charge may be reduced or eliminated for larger purchases as indicated in the table below.

                                         SALES CHARGE AS A PERCENTAGE OF       BROKER
AMOUNT OF INVESTMENT       OFFERING PRICE(a)         NET AMOUNT INVESTED       REALLOWANCE

Less than $25,000            5.75%                     6.10%                   5.00%
$25,000 but less than
  $50,000                    5.00%                     5.26%                   4.25%
$50,000 but less than
  $100,000                   4.50%                     4.71%                   3.75%
$100,000 but less than
  $250,000                   3.50%                     3.63%                   2.75%
$250,000 but less than
  $500,000                   2.50%                     2.56%                   2.00%
$500,000 but less than
  $750,000                   2.00%                     2.04%                   1.60%
$750,000 but less than
  $1 million                 1.50%                     1.52%                   1.20%
$1 million or more(b) and
  certain other qualifying
  investments(c)             None                      None                    None(d)

(a)  Includes initial sales charge.
(b) Investments of $1 million or more may be subject to a 1.00% CDSC if shares are sold within one year of purchase.
(c) Please see "Sales Charge Reductions and Waivers" for more information.
(d) The Distributor may pay dealers up to 1.00% on investments made with no initial sales charge.


CLASS C Class C shares are sold without any initial sales charge. However, a CDSC of 1.00% may apply if shares are sold within one year of purchase. You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. Unless you specify otherwise, when you redeem shares, we will assume that you are first redeeming shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time.


INITIAL SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the initial sales charge reductions or waivers listed below, please let your broker know at the time you make your investment.

AGGREGATING ACCOUNTS To receive a reduced initial sales charge, investments made by you and your "immediate family" (your spouse and your children under the age of 21) in Class A shares of the Fund may be aggregated if made for your own account(s) and/or, for instance, are:

- Trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.
-    Solely controlled business accounts.
-    Single-participant retirement plans.

LETTER OF INTENT ("LOI") If you initially invest at least $10,000 in Class A shares of the Fund and also submit an LOI, then you may make purchases of Class A shares of the Fund during a 13-month period at the reduced initial sales charge rate applicable to the aggregate amount of the intended purchases as stated in the LOI. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. You will have to pay initial sales charges at the higher rate if you fail to honor your LOI. A portion of your account may be held in escrow in case you do not honor your LOI. For more information on LOIs, please talk to your broker.

OTHER INITIAL SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or a CDSC by various individuals, institutions, and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain other non-retail investments in Class A shares may also qualify for initial sales charge waivers. For more information on initial sales charge waivers, contact your broker.

CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS C SHARES The CDSC on Class C shares may be waived in the following cases:

- When receiving payments through systematic withdrawal plans (up to 12% of the value of each Fund account),
- When receiving required minimum distributions from a retirement account upon reaching age 70 1/2, or
- For redemptions due to death or post-purchase disability of the shareholder.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Brokers and shareholder servicing agents usually receive compensation based on your investment in the Fund. The type of compensation, as well as the amount, depends on the share class in which you invest. Brokers typically pay a portion of the compensation they receive to their investment professionals.

COMMISSIONS The broker may receive an up-front commission (reallowance) when you buy shares of the Fund. The amount of the commission depends on which share class you choose as stated below.

- Up to 5.00% of the offering price per share of Class A shares of the Fund. The commission is paid from the sales charge that is deducted when you buy your shares.
- Up to 1.00% of the net asset value per share of the Class C shares of the Fund. The commission is not deducted from your purchases; we pay your broker directly.

DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICING FEES Brokers and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans. As with commissions, the amount of the fee depends on the class of shares that you purchase.

Maximum annual distribution (12b-1) and shareholder servicing fees (as an annual percentage of average daily net assets):

Class A shares   0.25% distribution (12b-1) fee
Class C shares   0.75% distribution (12b-1) fee; 0.25% shareholder servicing fee

Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Fund pays these fees for as long as the distribution plans and shareholder servicing plan are in effect. Payments may be reduced or discontinued at any time.

SELLING SHARES

You may sell your shares through a broker on any business day. Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request from your broker. We normally make payment, less any applicable contingent deferred sales charge, within seven business days after the receipt of your properly completed redemption request.

If your shares were purchased with a check that was not certified, it may take up to 15 days for your check to clear. We will send your redemption payments only after your check has cleared.

In unusual circumstances, or as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone the payment of proceeds.

If in any 90-day period you sell more than $250,000, or your redemption amounts to more than 1.00% of the Fund's net assets, then the Fund has the right to pay you with securities of the Fund (a "redemption in-kind").

SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers you a convenient way to buy additional shares by allowing you to automatically transfer money from your bank account to your Firsthand Funds account monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. Sign up for the Automatic Investment Plan by calling your broker.

PAYROLL DIRECT DEPOSIT PLAN You may purchase shares through direct deposit plans offered by certain private employers and government agencies. These plans enable you to have a portion of your payroll checks transferred automatically to purchase shares of the Fund. Contact your employer for additional information.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to systematically sell your shares and receive regular payments from your account. You may schedule to receive your payments monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. Payments can be sent to you by mail or by electronic funds transfer ("EFT"). The minimum monthly redemption is $50, and please note that the minimum account balance still applies. You may change the amount of your withdrawal or discontinue the plan at any time by contacting your broker.

ACCOUNT POLICIES

ACCOUNT MAINTENANCE FEE Because of the disproportionately high costs of servicing accounts with low balances, we charge a $14 annual account maintenance fee for accounts in which the investment amount falls below the applicable minimum investment amount (see How to Purchase Shares). We will determine the amount of your investment in each account once per year, generally at the end of September. We will deduct the fee each year from each account whose balance is below the applicable minimum investment amount at that time. Prior to assessing the aforementioned fee, however, we will notify you in writing and give you 60 days to either increase the value of your account to the minimum balance or close your account. Accounts that fall below the minimum as a result of market depreciation are not subject to the fee.

MARKET TIMERS Firsthand Funds may restrict or refuse purchases from "market timers." You may be considered a market timer if you:

- Redeem shares of the Fund more than two times within a rolling 90-day period, or
-    Redeem shares of the Fund more than four times a year, or
- Appear to follow a market-timing pattern that may adversely affect the Fund (e.g., frequent purchases and sales of Fund shares).

MAILINGS TO SHAREHOLDERS All Firsthand Funds' shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail. Currently, many brokers combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this "householding" plan, you may contact your broker.

TRANSFERRING SHARES TO ANOTHER STREET DEALER You may transfer your shares from the street or nominee name account of one broker to another, as long as each broker has an agreement with Firsthand Funds. We will process the transfer after we receive authorization in proper form from your broker.

DISTRIBUTIONS AND TAXES

FUND DISTRIBUTIONS The Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions in either of the following ways:

-    Paid by check, or
-    Reinvested distributions.

Distributions are automatically reinvested in additional shares of the Fund at its net asset value ("NAV") on the distribution date unless you elect to have your distributions paid to you directly. Please contact your broker if you wish to change your distribution option.

If you buy Fund shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Fund has the potential to build up high levels of unrealized appreciation.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES The following discussion regarding federal income taxes is based on the laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Fund and you as a shareholder. It does not apply to tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

TAXES ON DISTRIBUTIONS The Fund will distribute substantially all of its income and capital gains. Distributions of the Fund's ordinary income and short-term capital gain, if any, will be taxable to you as ordinary income. Distribution of the Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income. Distributions normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

TAXES ON TRANSACTIONS Your redemptions and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be a long-term capital gain or loss if you have held such shares for more than one year at the time of redemption or exchange. Under some circumstances, your realized losses will be disallowed.

ADDITIONAL TAX INFORMATION Foreign shareholders may be subject to different tax treatment, including withholding taxes. U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by the Fund.

PRICING OF FUND SHARES

CALCULATING THE NAV The Fund calculates its share price, or NAV, at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern
Time) on each day that the exchange is open (a "business day"). Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request from your broker. The NAV of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading.

VALUATION OF PORTFOLIO SECURITIES The NAV of the Fund will fluctuate as the value of the securities in its portfolio fluctuates. The Fund's portfolio of securities is valued as follows:

   1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued at their last reported sale price as of the close of trading on the NYSE. If a security is not traded that day, the security will be valued at its most recent bid price.


   2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

   3. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

   4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

If the market price for a security in the Fund's portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees. If the Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

FINANCIAL HIGHLIGHTS

Firsthand Core Growth Fund commenced operations on December 31, 2001. Because of its short history of operation, the Fund does not yet have financial performance to report.

Firsthand Funds
P.O. Box 8356
Boston, MA 02266-8356
1.888.881.3101
www.firsthandfunds.com

Investment Adviser
Firsthand Capital Management, Inc.
125 South Market
Suite 1200
San Jose, CA 95113

Distributor
ALPS Distributors, Inc.
370 17th Street
Suite 3100
Denver, CO 80202

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356
1.888.881.3101

Additional information about the Fund is included in the Statement of Additional Information ("SAI"). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Fund's investments is available in the Fund's Annual Report, which includes a discussion of the Fund's holdings and recent market conditions and investment strategies that significantly affected performance during the last fiscal year of the Fund.

To obtain a free copy of the SAI or to request other information or ask questions about the Fund (including shareholder inquiries), call Firsthand Funds at 1.888.881.3101 or call your broker.

Information about the Fund (including the Fund's SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at 202.942.8090.

The Fund's Annual and Semi-Annual Reports and additional information about the Fund will be available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may obtain copies of Fund information, after paying a copying fee, by writing to the SEC's Public Reference Section,

Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

Firsthand is a registered trademark of Firsthand Capital Management, Inc.





                                                               File No. 811-8268

                                                                      PROSPECTUS

                                FIRSTHAND FUNDS

                       FIRSTHAND TECHNOLOGY VALUE FUND(R)
                              ADVISOR CLASS SHARES

                                 APRIL 30, 2002

FIRSTHAND FUNDS HAS REGISTERED THE MUTUAL FUND OFFERED IN THIS PROSPECTUS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THAT REGISTRATION DOES NOT IMPLY, HOWEVER, THAT THE SEC ENDORSES FIRSTHAND TECHNOLOGY VALUE FUND (THE "FUND").

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRIVACY POLICY NOTICE ENCLOSED.

                               TABLE OF CONTENTS

PRIVACY POLICY NOTICE                                                       1

THE FUND
  Firsthand Technology Value Fund                                           2
  Additional Investment Strategies and Associated Risks                     5
  Fund Management                                                           6
  Operation of the Fund                                                     6

BUYING, SELLING, AND EXCHANGING SHARES
  How to Purchase Shares                                                    7
  Exchanging and Selling Shares                                             7
  Distributions and Taxes                                                   8
  Pricing of Fund Shares                                                    8
  Additional Information                                                    9

FINANCIAL HIGHLIGHTS                                                       10

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS OF THE FUND THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE FUND IS NON-DIVERSIFIED AND HAS AS ITS INVESTMENT OBJECTIVE LONG-TERM GROWTH OF CAPITAL.

                             PRIVACY POLICY NOTICE

Firsthand is committed to protecting the privacy of the shareholders of Firsthand Funds. This notice describes our privacy policy.

To administer and service your account, we collect nonpublic personal information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. To process your requests and transactions, the law permits us to disclose nonpublic personal information about you to our service providers (such as Firsthand Funds' transfer agent and distributor). We prohibit our service providers from using the information that they receive from us for any purpose other than servicing your Firsthand Funds account.

We designed our privacy policy to protect your personal information. We restrict access to your nonpublic personal information to authorized employees and service providers (as described above). We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic information.

                        FIRSTHAND TECHNOLOGY VALUE FUND
                                 ADVISOR CLASS

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal circumstances, we invest at least 80% of the Fund's assets in high-technology companies. We invest the Fund's assets primarily in equity securities of high-technology companies that we believe are undervalued and have potential for capital appreciation. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. The Fund's investments may include young, relatively small companies that are not yet broadly known, or well-established companies that we believe are currently out of favor in the market.

When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries, including medical technology industries. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in this Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings; economic, political, or regulatory events; and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk of the Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to the factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, Firsthand Capital Management, Inc. (the "Investment Adviser") may close and reopen the Fund to new and/or existing investors.

FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund's past performance (before and after taxes) is no guarantee of how it will perform in the future.

Because the Advisor Class shares do not have a full calendar year of performance history, the annual returns shown in the bar chart, the best and worst quarter returns, and the average annual total return table are those of the Fund's Investor Class shares, which are not offered in this prospectus. Advisor Class shares are subject to a Rule 12b-1 fee of 0.25%. Annual returns for Advisor Class shares, excluding any Rule 12b-1 fee, would have been substantially similar to the annual returns shown here because the shares are invested in the same portfolio of securities and are managed by the same portfolio manager. Because of the Rule 12b-1 fee, however, annual returns of the Advisor Class shares will be lower than those of Investor Class shares.

[CHART]

1995                 61.17%
1996                 60.55%
1997                  6.46%
1998                 23.71%
1999                190.40%
2000                 -9.97%
2001                -44.00%

During the periods shown in the bar chart, the highest return for a quarter was 60.64% during the quarter ended December 31, 1998, and the lowest return for a quarter was -41.81% during the quarter ended March 31, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). The after-tax returns shown below are for the Investor Class shares of the Fund; the after-tax returns for the Advisor Class shares may vary. The Fund's returns after taxes on distributions and sale of Fund shares set forth in the table below assumes the shareholder realized income that can be offset by capital loss.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 (INVESTOR CLASS)

                                        1 YEAR     5 YEARS        LIFE OF FUND+
Firsthand Technology Value Fund
  Return before taxes                   -44.00%     14.04%           26.73%
  Return after taxes on distributions   -44.13%     12.52%           24.20%
  Return after taxes on distributions
    and sale of Fund shares             -26.73%     11.43%           22.25%
Dow Jones Industrial Average (1)         -5.44%     11.09%           17.10%
Standard & Poor's 500 Index (2)         -11.89%     10.69%           15.97%
Nasdaq Composite Index (3)              -20.80%      8.95%           15.36%

----------
+ PERFORMANCE SINCE SEC EFFECTIVE DATE, WHICH WAS DECEMBER 15, 1994. SINCE ITS INCEPTION ON MAY 20, 1994, THE FUND'S AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES, RETURN AFTER TAXES ON DISTRIBUTIONS, AND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ARE 27.20%, 24.85%, AND 22.92%, RESPECTIVELY.

(1) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASUREMENT OF GENERAL MARKET PRICE MOVEMENT FOR 30 WIDELY HELD STOCKS LISTED PRIMARILY ON THE NEW YORK STOCK EXCHANGE. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(2) THE STANDARD & POOR'S 500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF COMMON STOCK PRICES. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF A BROAD BASKET OF STOCKS. THE INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

EXPENSE INFORMATION The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales load imposed on purchases                                 None
Sales load imposed on reinvested distributions                  None
Deferred sales load                                             None
Exchange fee                                                    None
Redemption fee                                                  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management fee*                                                 1.50%
Distribution (Rule 12b-1 fee)                                   0.25%
Other expenses                                                  0.34%
Total annual Fund operating expenses*                           2.09%

----------
* In the Advisory Agreement, the Investment Adviser agreed to reduce its fees and/or make expense reimbursements so that the Fund's total annual operating expenses, excluding Rule 12b-1 fees, are limited to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

EXAMPLE This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

    1 year   $212   3 years   $654   5 years   $1,122  10 years   $2,411

             ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS

EQUITY SECURITIES The Fund may invest in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock, and warrants. The securities we select for the Fund's investment are typically traded on a national securities exchange, on the Nasdaq system, or over-the-counter. In the Fund's investment portfolio, we may include securities of both large, well-known companies as well as smaller, less well-known companies.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities are not traded actively and may be difficult to sell. Although profits in some of the Fund's holdings may be realized quickly, it is not expected that most of the Fund's investments will appreciate rapidly.

ILLIQUID SECURITIES The Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund's net assets would be invested in illiquid securities. Any increase in the percentage of a Fund's net assets in illiquid securities due to changes in portfolio securities values, a decrease in net assets, or other circumstances will not be considered when determining whether the Fund is in compliance with the foregoing limitation on investments in illiquid securities.

PORTFOLIO TURNOVER RISK The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses that must be borne by the Fund and its shareholders. It may also result in higher short-term capital gains that are taxable to shareholders.

IPOs The Fund may purchase shares in initial public offerings ("IPOs"), which can be risky. Because the price of IPO shares may be volatile, the Fund may hold IPO shares for a very short time. This may increase the turnover rate of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. When it sells IPO shares, the Fund may realize a capital gain that must be distributed to shareholders.

FOREIGN SECURITIES The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in the Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including confiscatory levels of taxation, thereby limiting earnings potential. Amounts realized on foreign securities also may be subject to high levels of foreign taxation, including taxes withheld at the source.

CHANGING INVESTMENT OBJECTIVE The investment objective of the Fund can be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES For defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help the Fund minimize or avoid losses during adverse market, economic, or political conditions. While in a temporary defensive mode, the Fund may not be able to achieve its investment objective.

CONCENTRATION POLICY The Fund is non-diversified and also concentrates its investments in a single industry or group of industries. When a Fund concentrates its investments in an industry or a group of industries, adverse market conditions within that industry may have a more significant impact on a Fund than they would on a fund that does not concentrate its investments. However, we currently believe that investments by the Fund in a target group (see the Statement of Additional Information for more information) of high-technology industries may offer greater opportunities for growth of capital than investments in other industries. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

WHY WE BUY Our analysis of a potential investment for the Fund focuses on valuing a company and purchasing securities of a company when we believe that its value exceeds its market price. We look closely at the fundamental worth of a company. We define fundamental worth as the value of the basic businesses of a company, including its products, technologies, customer relationships, and other sustainable competitive advantages.

To us, fundamental worth is a reflection of the value of a company's assets and its earning power. Balance sheet strength, the ability to generate earnings, and a strong competitive position are also major factors that we look at when appraising a potential investment.

WHY WE SELL The Fund may sell securities of a company if we determine that:

-    The current market price exceeds the value of the company, or

-    Alternative investments present better potential for capital appreciation.

We also may sell a security owned by the Fund when there is a negative development in a company's competitive, regulatory, or economic environment; deterioration of a company's growth prospects or financial situation; or for other reasons.

                                FUND MANAGEMENT

Firsthand Funds (the "Trust") retains Firsthand Capital Management, Inc., 125 South Market, Suite 1200, San Jose, CA 95113, to manage the investments of the Fund. Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser. Mr. Landis is the Chief Investment Officer of the Investment Adviser, a position he has held since 1994. He has been a portfolio manager of Firsthand Technology Value Fund since the Fund began its operation.

                             OPERATION OF THE FUND

Under the Investment Advisory Agreement (the "Advisory Agreement"), the Investment Adviser receives from the Fund an advisory fee at the annual rate of 1.50% of its average daily net assets. Under the Advisory Agreement, the Investment Adviser provides the Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of the Fund consistent with the Fund's investment objective, policies, and limitations.

ALPS Distributors, Inc., 370 17th Street, Suite 3100, Denver, CO 80202, serves as principal underwriter and distributor for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund.

                     BUYING, SELLING, AND EXCHANGING SHARES

Advisor Class shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs solely through third parties, such as brokers, banks, and financial planners. The Fund may not be available through certain of these intermediaries. Please refer to Purchases below.

                             HOW TO PURCHASE SHARES

PURCHASES Purchases of Fund shares may be made only through institutional channels such as retirement plans and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. Financial intermediaries, except for defined contribution plans and broker wrap accounts, must maintain a $100,000 minimum aggregate account balance in the Fund.

CONFIRMATION You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

ADDITIONAL PURCHASE INFORMATION The Fund offers an additional class of shares through a separate prospectus. Shares of each class represent identical interests in the Fund and have the same rights, except that each class bears its own distribution charges and other class-related expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fees, if applicable, and the other expenses paid by that class.

Fund shares are sold on a continuous basis at the net asset value next determined after the Fund's Transfer Agent receives a properly completed purchase order. If your order is received before the close of business on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern Time) on a day the NYSE is open (a "business day"), your order will be confirmed at the net asset value determined at the close of business on that day.

DISTRIBUTION (RULE 12b-1) FEES The Fund has adopted a plan of distribution under Rule 12b-1 of the Investment Company Act of 1940, as amended. To compensate its distributor for marketing activities and expenses intended to result in the sale of the Fund's Advisor Class shares, the Fund pays to its distributor a fee of 0.25% per year of the average daily net asset value of its Advisor Class shares. The "Rule 12b-1" fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time and may cost you more than if you paid other types of sales charges.

                         EXCHANGING AND SELLING SHARES

EXCHANGES You may exchange all or a portion of your Advisor Class shares for Advisor Class shares of another Firsthand Fund at each Fund's current NAV. You may exchange shares by contacting your broker or financial intermediary. As of the date of this prospectus, no other Firsthand Fund offers Advisor Class shares.

SELLING SHARES Redemptions, like purchases, may be effected only through retirement plans and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Shares of the Fund may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Payment is normally made within seven business days after the receipt of your properly completed redemption request.

LARGE REDEMPTIONS Large redemptions can negatively impact a Fund's investment strategy because the portfolio manager may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or your redemption amounts to more than 1% of a

Fund's net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a "redemption in-kind").

ADDITIONAL REDEMPTION INFORMATION In unusual circumstances, or as determined by the SEC, we may suspend redemptions or postpone the payment of redemption proceeds.

                            DISTRIBUTIONS AND TAXES

FUND DISTRIBUTIONS The Fund expects to distribute all of its net investment income and net realized gains annually. You may choose to receive your distributions in either of the following ways:

-    Paid by check, or

-    Reinvested distributions.

Distributions are automatically reinvested in additional shares of the Fund at its net asset value ("NAV") on the distribution date unless you elect to have your distributions paid to you directly. Please contact your broker if you wish to change your distribution option.

If you buy Fund shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Fund has the potential to build up high levels of unrealized appreciation.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, your distribution option may be converted to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES The following discussion regarding federal income taxes is based on the laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Fund and you as a shareholder. It does not apply to tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

TAXES ON DISTRIBUTIONS The Fund will distribute substantially all of its income and capital gains. Distributions of the Fund's ordinary income and short-term capital gain, if any, will be taxable to you as ordinary income. Distribution of the Fund's net long-term capital gain, if any, will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income. Distributions normally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

TAXES ON TRANSACTIONS Your redemptions and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be long-term capital gain or loss if you have held such shares for more than one year at the time of redemption or exchange. Under some circumstances, your realized losses will be disallowed.

ADDITIONAL TAX INFORMATION Foreign shareholders may be subject to different tax treatment, including withholding taxes. U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by a Fund.

                             PRICING OF FUND SHARES

CALCULATING THE NAV The Fund calculates its share price, or NAV, at the close of trading on the NYSE (normally 4:00 P.M. Eastern Time) on each business day. Requests to buy and sell shares are processed at the NAV next calculated after the Fund's Transfer Agent receives your properly completed order or request. The NAV of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading.

If the market price for a security in the Fund's portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees. If the Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

VALUATION OF PORTFOLIO SECURITIES The NAV of the Fund will fluctuate as the value of the securities it holds fluctuates. The Fund's portfolio of securities is valued as follows:

     1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued at their last reported sale price as of the close of trading on the NYSE. If a security is not traded that day, the security will be valued at its most recent bid price.

     2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

     3. Securities traded both in the over-the-counter markets and on a stock exchange are valued according to the broadest and most representative market.

     4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

                             ADDITIONAL INFORMATION

MAILINGS TO SHAREHOLDERS All Firsthand Funds' shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail. Currently, many brokers combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this "householding" plan, you may contact your broker.

                              FINANCIAL HIGHLIGHTS

The Advisor Class shares of Firsthand Technology Value Fund commenced operations on February 1, 2002. These shares do not have a full year's operating history. The following financial highlights table describes another class of shares of the Fund (Investor Class shares) and gives performance and other financial information for the past five years. Certain information reflects financial results for a single Investor Class Fund share. "Total Return" shows how much an investor in the Fund would have earned or lost on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Fund's 2001 Annual Report to Shareholders. Please call 1.888.884.2675 to request a free copy of the Fund's Annual Report.

            FINANCIAL HIGHLIGHTS -- FIRSTHAND TECHNOLOGY VALUE FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                        YEAR       YEAR       YEAR       YEAR      YEAR
                                                       ENDED      ENDED      ENDED      ENDED     ENDED
                                                      12/31/01   12/31/00   12/31/99   12/31/98  12/31/97
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                  $ 74.33     $90.52     $32.24     $26.06    $26.66
                                                     ----------------------------------------------------

Income from investment operations:
  Net investment loss                                   (0.65)     (1.14)     (0.35)     (0.59)    (0.26)
  Net realized and unrealized gains (losses)
    on investments                                     (32.16)     (7.29)     61.36       6.77      1.90
                                                     ----------------------------------------------------
Total from investment operations                       (32.81)     (8.43)     61.01       6.18      1.64
                                                     ----------------------------------------------------

Less distributions:
  Distributions from net investment income                 --         --         --         --        --
  Distributions from net realized gains                 (0.38)     (7.86)     (2.71)        --     (1.80)
  Distributions in excess of net realized gains            --         --      (0.02)        --     (0.44)
                                                     ----------------------------------------------------
Total distributions                                     (0.38)     (7.86)     (2.73)        --     (2.24)
                                                     ----------------------------------------------------
Paid-in capital from redemption fees                     0.11       0.10         --         --        --
                                                     ----------------------------------------------------

Net asset value at end of year                        $ 41.25     $74.33     $90.52     $32.24    $26.06
                                                     ====================================================

Total return                                         (44.00%)    (9.97%)    190.40%     23.71%     6.46%
                                                     ====================================================

Net assets at end of year (millions)                 $1,449.9   $3,030.8   $1,355.6     $178.1    $194.4
                                                     ====================================================

Ratio of expenses to average net assets                 1.84%      1.83%      1.91%      1.95%     1.93%
Ratio of net investment loss to average net
  assets                                              (1.20%)    (1.29%)    (1.27%)    (1.80%)   (1.43%)
Portfolio turnover rate                                   57%        59%        41%       126%      101%

Firsthand Funds
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675

Investment Adviser
Firsthand Capital Management, Inc.
125 South Market
Suite 1200
San Jose, CA 95113

Distributor
ALPS Distributors, Inc.
370 17th Street
Suite 3100
Denver, CO 80202

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675

Additional information about the Fund is included in the Statement of Additional Information ("SAI"). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Fund's investments is available in the Fund's Annual Report, which includes a discussion of the Fund's holdings and recent market conditions and investment strategies that affected performance during the last fiscal year of the Fund.

To obtain a free copy of the SAI, or to request other information or ask questions about the Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675.

Information about the Fund (including the Fund's SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at 202.942.8090. The Fund's Annual and Semi-Annual Reports and additional information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

Firsthand is a registered trademark of Firsthand Capital Management, Inc.

File No. 811-8268

                                 FIRSTHAND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                 APRIL 30, 2002

                       FIRSTHAND TECHNOLOGY VALUE FUND(R)
                        FIRSTHAND TECHNOLOGY LEADERS FUND
                      FIRSTHAND TECHNOLOGY INNOVATORS FUND
                          FIRSTHAND COMMUNICATIONS FUND
                            FIRSTHAND E-COMMERCE FUND
                        FIRSTHAND GLOBAL TECHNOLOGY FUND
                        FIRSTHAND AGGRESSIVE GROWTH FUND


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses for the Funds dated April 30, 2002 (each a "Prospectus" and together the "Prospectuses"), as may be amended. A copy of the Prospectuses can be obtained by writing to Firsthand Funds at P.O. Box 8356, Boston, MA 02266-8356, by calling Firsthand Funds toll-free at 1.888.884.2675, or by visiting our website at www.firsthandfunds.com. Financial statements for the Funds for the fiscal period ended December 31, 2001, as contained in the Annual Report to shareholders, are incorporated herein by this reference. Firsthand Funds' Annual Report and Semi-Annual Report are available, free of charge, upon request, by calling the toll-free number shown above.

                                TABLE OF CONTENTS

THE TRUST                                                                     2
DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS                                2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS                       8
INVESTMENT RESTRICTIONS                                                       9
TRUSTEES AND OFFICERS                                                        11
CODES OF ETHICS                                                              15
INVESTMENT ADVISORY AND OTHER SERVICES                                       15
THE DISTRIBUTOR                                                              17
SECURITIES TRANSACTIONS                                                      18
PORTFOLIO TURNOVER                                                           19
PURCHASE, REDEMPTION, AND PRICING OF SHARES                                  19
TAXES                                                                        20
HISTORICAL PERFORMANCE INFORMATION                                           23
PRINCIPAL SECURITY HOLDERS                                                   29
CUSTODIAN                                                                    32
LEGAL COUNSEL AND AUDITORS                                                   32
STATE STREET BANK AND TRUST COMPANY                                          32
FINANCIAL STATEMENTS                                                         32

                                    THE TRUST

Firsthand Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on November 8, 1993. As of the date of this SAI, the Trust offers shares of eight series. Prior to May 1, 1998, the name of the Trust was Interactive Investments Trust. This SAI pertains to Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand Communications Fund, Firsthand e-Commerce Fund, Firsthand Global Technology Fund, and Firsthand Aggressive Growth Fund (each a "Fund" and collectively the "Funds"). Each Fund is a non-diversified series with the exception of Firsthand Aggressive Growth Fund, and each Fund has its own investment objective and policies.

The shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by individual Funds, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund. Each share of a Fund is entitled to its pro rata portion of such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. In case of any liquidation of a Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees who allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

                 DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectuses appears below.

MAJORITY. As used in the Prospectuses and this SAI, the term "majority" of the outstanding shares of the Trust (or of any Fund or class) means the lesser of
(1) two-thirds or more of the outstanding shares of the Trust (or the applicable Fund or class) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund or class) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund or class).

DEBT SECURITIES. Each Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Firsthand Capital Management, Inc., the Funds' investment adviser (the "Investment Adviser"), offer long-term capital appreciation possibilities because of the timing of such investments. Each Fund intends that no more than 35% of its total assets will be composed of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if a Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise.

Each Fund's investments in debt securities will consist solely of investment-grade securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or in unrated securities that the Investment Adviser determines are of investment-grade quality. While securities in these rating categories are generally accepted as being of investment-grade, securities rated BBB or Baa have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher-grade securities. In the event a security's rating is reduced below a Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or in unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Adviser, based on procedures adopted by the Board of Trustees, such note is liquid.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. A Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion, and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the custodian in the Federal Reserve Book Entry System.

MONEY MARKET FUNDS. Each Fund may, under certain circumstances, invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment by the Fund of its pro rata share of fees paid by such investment company, which are in addition to a Fund's own advisory and administrative fees.

WARRANTS. Each Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of a Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in the loss of a Fund's entire investment in the warrant).

FOREIGN SECURITIES. Subject to each Fund's investment policies and quality standards, each Fund may invest in the securities of foreign issuers. Because the Funds may invest in foreign securities, an investment in a Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements that are comparable to those that are applicable to U.S. companies. There may be less governmental supervision of foreign securities markets and the brokers and issuers of foreign securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than those in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets.

Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments; expropriation or nationalization of assets; restrictions on foreign investments and repatriation of capital; imposition of high levels of foreign taxation; including foreign taxes withheld at the source; currency blockage (which would prevent cash from being brought back to the United States); and the difficulty of enforcing legal rights outside the United States.

WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that a Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time before a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the appropriate clearing agency and the exchanges on which the option is traded.

The writing of covered call options is a conservative investment technique that the Investment Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, although the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, the call writer has retained the risk of loss should the price of the underlying security decline. Currently, writing covered call options is not a principal investment strategy of any Fund.

WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if the Fund is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains, in a segregated account with its custodian, cash or liquid securities in an amount not less than the exercise price while the put option is outstanding.

The risks involved in writing put options include the chance that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Currently, writing covered put options is not a principal investment strategy of any Fund.

OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may have that option exercised at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; there may be imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market-imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts, and securities markets and the Investment Adviser's ability to select the proper time, type, and duration of the options.

By writing options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. Each Fund also may seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a price higher than its then-current market value. A Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security or stock index decreased, remained the same, or did not increase during the period by more than the amount of the premium. If an option purchased by a Fund expires unexercised, the Fund will lose the premium it paid, which would represent a realized loss to the Fund. When writing call options, a Fund is required to own the underlying financial instrument or segregate with its custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, a Fund's ability to meet current obligations, to honor redemptions, or to achieve its investment objective may be impaired.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In addition, a Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. If a Fund engages in options transactions, it will commit no more than 30% of its net assets to option strategies.

BORROWING. Each Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. Each Fund may pledge its assets in connection with borrowings. While a Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes a Fund to risks, including the risk that a borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds' custodian in an amount equal to or greater than the market value of the loaned securities. Each Fund will limit loans of its portfolio securities to no more than 30% of the Fund's total assets.

For lending its securities, a Fund receives from the borrower one or more of (a) negotiated loan fees, and/or (b) interest on cash or securities used as collateral, or interest on short-term debt securities purchased with such collateral (either type of interest may be shared with the borrower). A Fund may also pay fees to placing brokers as well as to the custodian and administrator in connection with loans. The terms of a Fund's loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code"),and must permit a Fund to reacquire loaned securities in time to vote on any important matter.

ILLIQUID SECURITIES. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities. In addition, a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and may experience difficulty satisfying redemption requirements. A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Recently, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Investment Adviser and/or the Board of Trustees, using procedures adopted by the Board, may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. In all other cases, securities subject to restrictions on resale will be deemed illiquid. In addition, securities deemed to be liquid could become illiquid if, for a time, qualified institutional buyers become unavailable. If such securities become illiquid, they would be counted as illiquid when determining the limit on illiquid securities held in a Fund's portfolio.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

MOODY'S

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

STANDARD & POOR'S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

MOODY'S

Aaa - An issue that is rated Aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa - An issue that is rated Aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A - An issue that is rated A is considered to be an upper-medium grade preferred stock. Although risks are judged to be somewhat greater than in the Aaa and Aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa - An issue that is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR'S

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                             INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions. These restrictions may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. No Fund shall:

     1. Underwrite the securities of other issuers, except that a Fund may, as indicated in the Prospectuses, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

     2. Purchase or sell real estate or interests in real estate, but a Fund may purchase marketable securities of companies holding real estate or interests in real estate.

     3. Purchase or sell commodities or commodity contracts, including futures contracts, except that Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand Communications Fund, Firsthand e-Commerce Fund, Firsthand Global Technology Fund, and Firsthand Aggressive Growth Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of a Fund's total assets, and (ii) the entry into portfolio lending agreements (I.E., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of a Fund's total assets.

     5. Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of a Fund's total assets at the time any borrowing is made. While a Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

     7. Purchase or sell puts and calls on securities, except that Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand Communications Fund, Firsthand e-Commerce Fund, Firsthand Global Technology Fund, and Firsthand Aggressive Growth Fund may purchase and sell puts and calls on stocks and stock indices.

     8.   Make short sales of securities.

     9. Participate on a joint or joint-and-several basis in any securities trading account.

     10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

No Fund shall issue senior securities, except as permitted by its investment objective, policies, and restrictions, and except as permitted by the 1940 Act.

In addition, each Fund has adopted a fundamental policy of concentrating its investments in certain high technology industries (target group: semiconductor, computer, computer peripheral, software, telecommunication, mass storage device, and, in the case of Firsthand Technology Value Fund, medical).

The Funds have also adopted the non-fundamental investment restrictions set forth below. These restrictions may be changed by the affirmative vote of a majority of the Trustees.

     1. Under normal circumstances the Fund will invest at least 80% of its assets in high-technology companies. (Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund and Firsthand Global Technology Fund only.)

     2. Under normal circumstances, Firsthand Communications Fund will invest at least 80% of its assets in communications companies. (Firsthand Communications Fund only.)

     3. Under normal circumstances, Firsthand e-Commerce Fund will invest at least 80% of its assets in companies that provide products, services, and technology to facilitate the growth of electronic commerce. (Firsthand e-Commerce Fund only.)

     4. Each Fund will provide 60 days' notice to its shareholders prior to changing its 80% policy set forth above. (Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand Global Technology Fund, Firsthand Communications Fund and Firsthand e-Commerce Fund only).

With respect to the percentages adopted by each Fund as maximum limitations on a Fund's investment policies and restrictions, an excess above a fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction if the excess is a result of a change in market value. An excess that results immediately and directly from the acquisition of any security or the action taken will be a violation of any stated percentage limitation.

                              TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust. The Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request from the Trust. Pursuant to the Declaration of Trust, the Trustees have elected officers including a president, secretary, and treasurer. Under the Declaration of Trust, the Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. Each Trustee, officer, employee, and agent of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Information about the Trustees and officers* of the Funds is set forth in the following table. The address for each person listed below is 125 South Market, Suite 1200, San Jose, CA 95113.

                             TERM OF
                            OFFICE AND                                NUMBER OF FUNDS       OTHER
NAME, YEAR OF BIRTH,        LENGTH OF                                 IN FUND COMPLEX    TRUSTEESHIPS
POSITIONS(S) HELD             TIME        PRINCIPAL OCCUPATION          OVERSEEN BY        HELD BY
WITH FUND                    SERVED(1)   DURING PAST FIVE YEARS           TRUSTEE         TRUSTEES
--------------------------  ----------  ----------------------------  ---------------   --------------
Disinterested Trustees:
Michael Lynch               Since 1994  Mr. Lynch is Vice President         Eight            None
(1961)                                  of Sales and Business
Trustee                                 Development at Picture IQ
                                        Corporation (a manufacturer
                                        of digital imaging
                                        software). Mr. Lynch served
                                        as a Product Manager for
                                        Iomega Corp. (a
                                        manufacturer of computer
                                        peripherals) from 1995
                                        through 1999.

Jerry Wong                  Since 1999  Mr. Wong is Vice President          Eight            None
(1951)                                  of Finance and Executive
Trustee                                 Vice President of U.S.
                                        Operations of Poet
                                        Holdings, Inc. (a
                                        manufacturer of software).
                                        Mr. Wong has been with Poet
                                        Holdings, Inc. since 1995.
Interested Trustee:
Kevin Landis(2)             Since 1994  Mr. Landis is President and         Eight            None
(1961)                                  Chief Investment Officer
Trustee/President                       and a Director of Firsthand
                                        Capital Management, Inc.
                                        and has been a portfolio
                                        manager with Firsthand
                                        Capital Management, Inc.
                                        since 1994. From 1998
                                        through 2001, he was also
                                        the President and Chief
                                        Executive Officer of
                                        Silicon Capital Management
                                        LLC.

Officers:
Yakoub Bellawala(3)         Since 1996  Mr. Bellawala is Vice                N/A              N/A
(1965)                                  President of Business
Treasurer                               Development of Firsthand
                                        Capital Management, Inc.
                                        from 1996 through present..


                                       12

Omar Billawala(3)           Since 1999  Mr. Billawala is Chief              N/A               N/A
(1961)                                  Operating Officer and Chief
Secretary                               Financial Officer of
                                        Firsthand Capital
                                        Management, Inc. from 1999
                                        to present. He was also the
                                        Chief Operating Officer and
                                        Chief Financial Officer of
                                        Silicon Capital Management
                                        LLC from 1999 through 2001.
                                        Prior to that, he was an
                                        associate at the law firm
                                        of Paul, Hastings, Janofsky
                                        & Walker LLP from 1997 to
                                        1999.

* The term "officer" means the president, vice president, secretary, treasurer, controller, or any other officer who performs policy-making functions.
(1) Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.
(2) Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.
(3)  Mr. Bellawala and Mr. Billawala are brothers.

As of April 1, 2002, none of the disinterested Trustees had any ownership of securities of the Investment Adviser, ALPS Distributors, Inc. (the "Distributor"), or any affiliated person of the Investment Adviser or Distributor.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the Trust as of December 31, 2001.

                                                              AGGREGATE DOLLAR RANGE OF
                                                              EQUITY SECURITIES IN ALL
                                                                REGISTERED INVESTMENT
                                      DOLLAR RANGE OF EQUITY    COMPANIES OVERSEEN BY
                                      SECURITIES HELD IN THE    DIRECTOR IN FAMILY OF
           NAME OF TRUSTEE                    FUND               INVESTMENT COMPANIES
           ---------------            ----------------------  --------------------------

Kevin Landis                                                        Over $100,000
   Firsthand Technology Value Fund        $1 - $10,000
   Firsthand Technology Leaders Fund      $1 - $10,000
   Firsthand Technology Innovators
   Fund                                  Over $100,000
   Firsthand Communications Fund         Over $100,000
   Firsthand e-Commerce Fund             Over $100,000
   Firsthand Global Technology Fund       $1 - $10,000
   Firsthand Aggressive Growth Fund      Over $100,000
Michael Lynch                                                     $10,000 - $50,000
   Firsthand Technology Value Fund     $10,000 - $50,000
Jerry Wong                                                           $1 - $10,000
   Firsthand Technology Value Fund        $1 - $10,000

TRUSTEE COMPENSATION

For the Year Ended December 31, 2001

                                                  PENSION OR RETIREMENT  TOTAL COMPENSATION
                                      AGGREGATE    BENEFITS ACCRUED AS   FROM FUND AND FUND
                                    COMPENSATION      PART OF FUND        COMPLEX PAID TO
         NAME AND POSITION           FROM FUND           EXPENSES             TRUSTEES
         -----------------          ------------  ---------------------  -------------------
Kevin M. Landis, Trustee/President      None               None                None
Michael Lynch, Trustee                $49,000              None              $49,000(1)
Jerry Wong, Trustee                   $49,000              None              $49,000(1)

(1) All of such compensation was deferred pursuant to the deferred trustees compensation agreements between the Trust and the independent Trustees.

STANDING COMMITTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of matters of importance to disinterested Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, a Nominating Committee and a Pricing Committee.

The Audit Committee is composed of all the disinterested Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees and other material arrangements with respect to the engagement of auditors, including non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended December 31, 2001, the Audit Committee held two meetings.

The Nominating Committee is composed of all of the disinterested Trustees. The Nominating Committee is responsible for nominating for election as Trustees candidates who may be either "interested persons" or disinterested persons of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2001, the Nominating Committee did not meet.

The Pricing Committee is composed of (i) at least one disinterested Trustee,
(ii) any two officers of the Trust and (iii) the principal portfolio manager for each Fund which holds the security or securities being valued. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31 2001, the Pricing Committee held two meetings.

                                 CODES OF ETHICS

The Trust and the Investment Adviser have adopted a joint code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. The code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, the code of ethics either prohibits access persons from purchasing or selling securities that may be purchased or held by a Fund or permits access persons to purchase or sell such securities, subject to certain restrictions. For purposes of the code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The code of ethics for the Trust and the Investment Adviser is on public file with, and are available from, the SEC.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Firsthand Capital Management, Inc., 125 South Market, Suite 1200, San Jose, California 95113, is registered as an investment adviser with the Securities and Exchange Commission under the 1940 Act. The Investment Adviser is controlled by Kevin M. Landis. Prior to September 1999, the Investment Adviser was named Interactive Research Advisers, Inc.

Under the terms of each Investment Advisory and Management Agreement (the "Advisory Agreements") between the Trust and the Investment Adviser, the Investment Adviser shall provide each Fund with investment research, advice, management, and supervision and shall manage the investment and reinvestment of the assets of each Fund consistent with each Fund's investment objective, policies, and limitations.

Pursuant to the Advisory Agreements for Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand Communications Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund, each such Fund pays to the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. Each such Advisory Agreement requires the Investment Adviser to waive fees and/or, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

For the fiscal years ended December 31, 2001, 2000, and 1999, Firsthand Technology Value Fund paid advisory fees of $28,758,976, $54,050,823, and $6,202,423, respectively. For the fiscal years ended December 31, 2001, 2000, and 1999, Firsthand Technology Leaders Fund paid advisory fees of

$5,082,411, $10,772,571, and $1,769,767, respectively. For the fiscal years and period ended December 31, 2001, 2000, and 1999, Firsthand Technology Innovators Fund paid advisory fees of $3,116,974, $11,019,667, and $1,751,713, respectively. For the fiscal years and period ended December 31, 2001, 2000, and 1999, Firsthand Communications Fund paid advisory fees of $1,904,451, $7,907,112, and $248,417, respectively. For the fiscal years and period ended December 31, 2001, 2000, and 1999, Firsthand e-Commerce Fund paid advisory fees of $1,700,412, $7,042,198, and $404,384, respectively. For the fiscal year and period ended December 31, 2001 and 2000, Firsthand Global Technology Fund paid advisory fees of $1,106,188 and $471,789, respectively.

Pursuant to its Advisory Agreement, Firsthand Aggressive Growth Fund pays to the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.30% of its average daily net assets. Firsthand Aggressive Growth Fund's Advisory Agreement requires the Investment Adviser to waive fees and/or, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.60% of its average daily net assets.

By its terms, each Advisory Agreement remains in force for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees, or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. At each quarterly meeting of the Board of Trustees the Board reviews the performance information and nature of services provided by the Investment Adviser.

In determining to approve or continue each Advisory Agreement, the Board of Trustees considered quantitative, qualitative and statistical information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement, including, where applicable, (i) a description of the Investment Adviser's brokerage and portfolio transactions; (ii) a summary of total expense ratios, management fees and performance of the Funds and comparable funds; (iii) the profitability of the Investment Adviser; (iv) the financial statements of the Investment Adviser; (v) fall out benefits to the Investment Adviser; (vi) the Investment Adviser's Form ADV; (vii) information regarding the levels of experience, turnover rates, and compensation of the Investment Adviser's employees; and (viii) a description of internal compliance policies. The Trustees discussed this information in detail with the Investment Adviser's officers. In approving the continuation of the Advisory Agreements, the Board concluded that (i) the Investment Adviser's profit margin was well within the amounts blessed by courts in various cases; (ii) the Investment Adviser's balance sheet is strong; (iii) the Investment Adviser had reduced the number of non-contributing employees and had reduced its expenses; (iv) the three oldest Funds had produced substantial returns for the three- and five-year periods ended June 30, 2001; (v) the Funds' advisory fees are competitive with those of similar funds; (vi) the Investment Adviser's employee turnover rate was low and the Investment Adviser had effectively maintained key employees; (vii) the Investment Adviser's conservative fiscal approach had maintained the Investment Adviser's solid financial condition; and (viii) the Investment Adviser's conservative and proactive approach to compliance issues benefits the Funds.

The Board of Trustees of the Trust has approved Administration Agreements with the Investment Adviser for each Fund wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Funds. Pursuant to the Administration Agreements, the Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Funds' security transactions and the Funds' books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement for Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand Communications Fund, Firsthand e-Commerce Fund, and Firsthand Global Technology Fund, each such Fund pays to the Investment Adviser, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

For the fiscal years ended December 31, 2001, 2000, and 1999, Firsthand Technology Value Fund paid administrative fees of $6,601,795, $11,660,160, and $1,703,732, respectively. For the fiscal years ended December 31, 2001, 2000, and 1999, Firsthand Technology Leaders Fund paid administrative fees of $1,451,629, $2,860,144, and $524,251, respectively. For the fiscal years and period ended December 31, 2001, 2000, and 1999, Firsthand Technology Innovators Fund paid administrative fees of $924,324, $2,900,273, and $505,227, respectively. For the fiscal years and period ended December 31, 2001, 2000, and 1999, Firsthand Communications Fund paid administrative fees of $565,358, $2,165,309, and $74,525, respectively. For the fiscal years and period ended December 31, 2001, 2000, and 1999, Firsthand e-Commerce Fund paid administrative fees of $509,531, $1,960,038, and $120,372, respectively. For the fiscal year and period ended December 31, 2001 and 2000, Firsthand Global Technology Fund paid administrative fees of $331,857 and $141,537, respectively.

Pursuant to its Administration Agreement, Firsthand Aggressive Growth Fund pays to the Investment Adviser, on a monthly basis, a fee equal to 0.30% per annum of its average daily net assets.

The Administration Agreements may be terminated by the Trust at any time, on 60 days' written notice to the Investment Adviser, without penalty, either (a) by vote of the Board of Trustees, or (b) by vote of a majority of the outstanding voting securities of a Fund. They may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

                                 THE DISTRIBUTOR

ALPS Distributors, Inc. , 370 17th Street, Suite 3100, Denver, CO 80202, serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that it will continue in effect for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees, or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated on 60 days' notice, without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding shares of the Funds, or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

                             SECURITIES TRANSACTIONS

The Investment Adviser furnishes advice and recommendations with respect to the Funds' portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Funds' portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as the overall net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

The Investment Adviser may direct the Funds' portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with "soft dollars." The Investment Adviser will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the "safe harbor" provided by
Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Funds may be used in managing the Investment Adviser's other investment accounts. The Funds may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the "third market" (I.E., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Funds' own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions.

Firsthand Technology Value Fund paid brokerage commissions of $2,391,697, $3,071,905, and $332,719 during the fiscal years ended December 31, 2001, 2000, and 1999, respectively. Firsthand Technology Leaders Fund paid brokerage commissions of $249,401, $323,848, and $31,982 during the fiscal years ended December 31, 2001, 2000, and 1999, respectively. Firsthand Technology Innovators Fund paid brokerage commissions of $95,331, $200,990, and $67,099 during the fiscal years and period ended December 31, 2001, 2000, and 1999, respectively. Firsthand Communications Fund paid brokerage commissions of $201,308, $505,152, and $19,626 during the fiscal years and period ended December 31, 2001, 2000, and 1999, respectively. Firsthand e-Commerce Fund paid brokerage commissions of $46,731, $42,148, and $13,240 during the fiscal years and period ended December 31, 2001, 2000, and 1999, respectively. Firsthand Global Technology Fund paid brokerage commissions of $100,800 and $46,882 for the fiscal year and period ended December 31, 2001 and 2000, respectively.

                               PORTFOLIO TURNOVER

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could reduce a Fund's returns. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Adviser believes that portfolio changes are appropriate. The turnover for each Fund is not expected to exceed 100% annually.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES. Properly completed orders for shares that are received by Shareholder Services prior to the close of business on the New York Stock Exchange (the "NYSE") are priced at the net asset value per share computed as of the close of the regular session of trading on the NYSE on that day. Properly completed orders received after the close of the NYSE, or on a day the NYSE is not open for trading, are priced at the net asset value at the close of the NYSE on the next day on which the NYSE is open for trading.

As stated in the Prospectuses for the Funds dated April 30, 2002, under the "Orders Through Your Broker" section, the Trust has authorized brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. Shareholder Services will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A customer order placed through an authorized broker or the broker's authorized designee will be priced at the Fund's net asset value next computed after the order is accepted by the broker or the broker's designee.

REDEMPTION OF SHARES. The right of redemption may not be suspended, or the payment of a redemption may not be postponed, for more than seven calendar days after the receipt of a shareholder's redemption request is made in accordance with the procedures set forth in the "Exchanging and Selling Shares" section of the Prospectuses, except (a) for any period during which the NYSE is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading on the NYSE is restricted, (b) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (c) for any other period that the Securities and Exchange Commission may by order permit for your protection.

When you request a redemption, the Trust will redeem all or any portion of your shares of a Fund in accordance with the procedures set forth in the "Exchanging and Selling Shares" section of the Prospectuses.

WAIVER OF REDEMPTION FEES. The redemption fee is not imposed on shares: (1) held in certain omnibus accounts, (2) held in retirement plans qualified under Sections 401(a) or 401(k) of the Code or Section 403(b)(7) custodial plan accounts or plans administered as college savings plans under Section 529 of the Code, (3) redeemed due to death or disability of the shareholder, or (4) redeemed from accounts for which the dealer, broker or financial institution of record has entered into an agreement with the Fund or with the Distributor for this purpose.

CALCULATION OF SHARE PRICE. The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 P.M., Eastern Time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day; Martin Luther King, Jr. Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas. Because a Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days when a Fund does not price its shares, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see "Pricing of Fund Shares" in the Prospectuses.

                                      TAXES

Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Code. To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to their business of investing in such stock, securities, or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers that the Funds control and that are engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As regulated investment companies, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gains (generally, the excess of short-term capital gains over long-term capital losses) and certain other items, and (b) net tax-exempt income earned in each taxable year. Furthermore, a Fund will not be taxed on its income and gain distributed to its shareholders. For these purposes, the Funds generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November, or December of one taxable year and pays the distribution by January 31 of the following taxable year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. In addition, amounts not distributed by the Funds on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year and
(2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, each Fund intends to make distributions in accordance with these distribution requirements.

Each Fund may use the so-called "equalization accounting method" to allocate a portion of its "earnings and profits," as determined for federal income tax purposes (generally, a Fund's net investment income and realized capital gains with certain adjustments), to redemption proceeds for such purposes. This method permits the Funds to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the Internal Revenue Service ("IRS") may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

In view of each Fund's investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of each Fund's gross income. Distributions by a Fund of such dividends to corporate shareholders may be eligible for the "dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of each Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends-received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend. Corporate shareholders should be aware that availability of the dividends-received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends-received deduction, are includable in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends-received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

Because each Fund may invest in securities of foreign companies, a Fund may be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by its shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consists of securities in foreign corporations. Because the Funds do not anticipate investment in securities of foreign corporations to this extent, the Funds will likely not be able to make this election, and foreign tax credits will be allowed only to reduce a Fund's tax liability, if any.

If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund purchases shares of a foreign entity that to its knowledge is a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, each Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and the basis in such shares. In some circumstances, the recognition of loss may be suspended. Each Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although some income (or loss) will be taxable to the Funds as ordinary income (or loss) notwithstanding any distributions by the PFIC, a Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC if the Fund makes the available election.

Under the Code, upon disposition of certain securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income.

Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Fund at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount that accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

If an option granted by the Funds lapses or is terminated through a closing transaction, such as a repurchase by a Fund of the option from its holder, each Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle." If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Funds pursuant to the exercise of a put option written by it, the Funds will subtract the premium received from its cost basis in the securities purchased.

Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by each Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Funds, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, an exchange, a redemption, or a repurchase of shares of the Funds that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Funds that he or she has held for less than six months and on which he or she has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. These loss disallowance rules do not apply to losses realized under a periodic redemption plan. Any loss realized on the sale of shares of the Funds will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, U.S. shareholders will be subject to "back-up" withholding on their income, and, potentially, capital gain dividends and redemption proceeds, attributable to their shares of the Fund.

Provided that a Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Funds.

Prospective shareholders should be aware that the investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although each Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. The Funds could be required at times to liquidate investments prematurely in order to satisfy a Fund's minimum distribution requirements.

The above discussion and the related discussion in the Prospectuses are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Funds. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state, and local taxes to an investment in the Funds.

                       HISTORICAL PERFORMANCE INFORMATION

A Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                          P(1+T)TO THE POWER OF n= ERV

Where:

P    =  a hypothetical initial payment of $1,000
T    =  average annual total return
n    =  number of years (1, 5, or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

Each Fund's "average annual total return after taxes on distributions" figures described and shown in the Prospectuses are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                          P(1+T)TO THE POWER OF n = ATV
                                                       D

Where:

P    =  a hypothetical initial payment of $1000.
T    =  average annual total return.
n    =  number of years.
ATV  =  ending value of a hypothetical $1,000 payment made at the beginning of
   D the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemption.

Each Fund's "average annual total return after taxes on distributions and redemptions" figures described and shown in the Prospectuses are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                         P(1+T)TO THE POWER OF n = ATV
                                                      DR

Where:

P      =  a hypothetical initial payment of $1000.
T      =  average annual total return.
n      =  number of years.
ATV    =  ending value of a hypothetical $1,000 payment made at the beginning of
   DR the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods of a Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of a Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of a Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The average annual total returns of the Funds for the periods ended December 31, 2001, are as follows:

      FIRSTHAND TECHNOLOGY VALUE FUND:
         1-Year                                                  -44.00%
         5-Year                                                   14.04%
         Since inception (May 20, 1994)                           27.20%
         Since SEC effective date (December 15, 1994)             26.73%

     FIRSTHAND TECHNOLOGY LEADERS FUND:
         1-Year                                                  -44.27%
         Since inception (December 10, 1997)                      17.33%

     FIRSTHAND TECHNOLOGY INNOVATORS FUND:
         1-Year                                                  -29.10%
         Since inception (May 20, 1998)                           24.35%

     FIRSTHAND COMMUNICATIONS FUND
         1-Year                                                  -60.73%
         Since inception (September 30, 1999)                    -38.39%

     FIRSTHAND E-COMMERCE FUND
         1-Year                                                  -49.77%
         Since inception (September 30, 1999)                    -38.41%

     FIRSTHAND GLOBAL TECHNOLOGY FUND
         1-Year                                                  -41.26%
         Since inception (September 29, 2000)                    -40.92%

The average annual total returns of the Fund after taxes on distributions for the periods ended December 31, 2001, are as follows:

     FIRSTHAND TECHNOLOGY VALUE FUND:
         1-Year                                                  -44.13%
         5-Year                                                   12.52%
         Since inception (May 20, 1994)                           24.85%
         Since SEC effective date (December 15, 1994)             24.20%

     FIRSTHAND TECHNOLOGY LEADERS FUND:
         1-Year                                                  -44.27%
         Since inception (December 10, 1997)                      17.17%

     FIRSTHAND TECHNOLOGY INNOVATORS FUND:
         1-Year                                                  -29.10%

         Since inception (May 20, 1998)                           21.63%

     FIRSTHAND COMMUNICATIONS FUND:
         1-Year                                                  -60.73%
         Since inception (September 30, 1999)                    -38.47%

     FIRSTHAND E-COMMERCE FUND:
         1-Year                                                  -49.77%
         Since inception (September 30, 1999)                    -38.45%

     FIRSTHAND GLOBAL TECHNOLOGY FUND:
         1-Year                                                  -41.26%
         Since inception (September 29, 2000)                    -40.99%

The average annual total returns of the Fund after taxes on distributions and sale of Fund shares for the periods ended December 31, 2001, are as follows:

     FIRSTHAND TECHNOLOGY VALUE FUND:
         1-Year                                                  -26.73%
         5-Year                                                   11.43%
         Since inception (May 20, 1994)                           22.92%
         Since SEC effective date (December 15, 1994)             22.25%

     FIRSTHAND TECHNOLOGY LEADERS FUND:
         1-Year                                                  -26.96%
         Since inception (December 10, 1997)                      14.43%

     FIRSTHAND TECHNOLOGY INNOVATORS FUND:
         1-Year                                                  -17.72%
         Since inception (May 20, 1998)                           20.33%

     FIRSTHAND COMMUNICATIONS FUND:
         1-Year                                                  -36.99%
         Since inception (September 30, 1999)                    -28.56%

     FIRSTHAND E-COMMERCE FUND:
         1-Year                                                  -30.31%
         Since inception (September 30, 1999)                    -28.55%

     FIRSTHAND GLOBAL TECHNOLOGY FUND:
         1-Year                                                  -25.13%
         Since inception (September 29, 2000)                    -32.28%

A Fund may calculate performance using any other historical measure of performance (not subject to any prescribed method of computation). A nonstandardized quotation may also indicate average annual compounded rate of return over periods other than those specified for average annual total return. The average annual total returns, average annual total returns after taxes on distribution, and average annual total returns after taxes on distributions and redemptions for nonstandardized reporting years (the 2-, 3-, 4-, 6- and 7-year periods) are calculated using the same formulas provided above for such quotations.

The average annual total returns for nonstandardized reporting years for the periods ended December 31, 2001 are as follows:

     FIRSTHAND TECHNOLOGY VALUE FUND:
         2-Year                                                  -28.99%
         3-Year                                                   13.55%
         4-Year                                                   16.01%
         6-Year                                                   20.73%
         7-Year                                                   25.81%

     FIRSTHAND TECHNOLOGY LEADERS FUND:
         2-Year                                                  -35.02%
         3-Year                                                    2.17%
         4-Year                                                   17.41%

     FIRSTHAND TECHNOLOGY INNOVATORS FUND:
         2-Year                                                  -33.67%
         3-Year                                                   11.18%

     FIRSTHAND COMMUNICATIONS FUND:
         2-Year                                                  -52.14%

     FIRSTHAND E-COMMERCE FUND:
         2-Year                                                  -52.50%

The average annual total returns after taxes on distributions for nonstandardized reporting years ended December 31, 2001, are as follows:

     FIRSTHAND TECHNOLOGY VALUE FUND:
         2-Year                                                  -29.88%
         3-Year                                                   12.19%
         4-Year                                                   14.96%
         6-Year                                                   18.60%
         7-Year                                                   23.76%

     FIRSTHAND TECHNOLOGY LEADERS FUND:
         2-Year                                                  -35.02%
         3-Year                                                    1.98%
         4-Year                                                   17.24%

     FIRSTHAND TECHNOLOGY INNOVATORS FUND:
         2-Year                                                  -36.10%
         3-Year                                                    8.26%

     FIRSTHAND COMMUNICATIONS FUND:
         2-Year                                                  -52.21%

     FIRSTHAND E-COMMERCE FUND:
         2-Year                                                  -52.53%

The average annual total returns after taxes on distributions and sale of Fund shares for nonstandardized reporting years ended December 31, 2001, are as follows:

         FIRSTHAND TECHNOLOGY VALUE FUND:
             2-Year                                              -22.10%
             3-Year                                               11.33%
             4-Year                                               13.50%
             6-Year                                               16.97%
             7-Year                                               21.80%

         FIRSTHAND TECHNOLOGY LEADERS FUND:
             2-Year                                              -26.66%
             3-Year                                                1.70%
             4-Year                                               14.48%

         FIRSTHAND TECHNOLOGY INNOVATORS FUND:
             2-Year                                              -25.77%
             3-Year                                                9.01%

         FIRSTHAND COMMUNICATIONS FUND:
             2-Year                                              -38.09%

         FIRSTHAND E-COMMERCE FUND:
             2-Year                                              -38.29%

The performance quotations described above are based on historical earnings and are not intended to indicate future performance of the Funds.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers, and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectuses) to performance as reported by other investments, indices, and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

Both Morningstar Principia Pro and Lipper Mutual Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Funds may provide comparative performance information appearing in any appropriate category published by Morningstar, Inc. or by Lipper Inc. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the Nasdaq Composite Index, the Value Line Composite Index, and the Lipper Science & Technology Fund Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow

Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the NYSE. The Russell 2000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, is an unmanaged index comprised of the 2,000 smallest U.S.-domiciled publicly traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S.-domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the investable U.S. equity market). The Nasdaq Composite Index is an unmanaged index that averages the trading prices of approximately 5,000 domestic companies. The Value Line Composite Index is an unmanaged equal-weighted index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement. The Lipper Science & Technology Fund Index includes the largest 30 funds in the group that, by prospectus or portfolio practice, invest at least 65% of their equity portfolios in science and technology stocks.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of the Funds' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

                           PRINCIPAL SECURITY HOLDERS

As of April 8, 2002 the following persons owned of record or beneficially 5% or more of the shares of the Funds:

FIRSTHAND TECHNOLOGY VALUE FUND:

     NAME                                      % OWNERSHIP       SHARES
     ----                                      -----------   ---------------
     Charles Schwab & Co., Inc.                   37.06%     12,361,618.3620
     Special Custody Acct FEBOC
     101 Montgomery Street
     San Francisco, California 94104-4122

     National Financial Services Corp.            22.66%      7,556,939.3060
     FEBOC
     200 Liberty St.  5th Floor
     New York, New York 10281-5500

     National Investors Services Corp.             6.48%      2,160,221.5950
     FEBOC
     Mutual Funds Department
     55 Water Street, 32nd Floor
     New York, New York 10041-3299

FIRSTHAND TECHNOLOGY LEADERS FUND:

     Charles Schwab & Co., Inc.                   37.22%      4,577,583.4520
     Special Custody Acct FEBOC
     101 Montgomery Street
     San Francisco, California 94104-4122

     National Financial Services Corp.            19.91%      2,448,902.9370
     FEBOC
     200 Liberty Street, 5th Floor
     New York, New York 10281-1003

     National Investor Services Corp.              5.35%        658,247.3040
     FEBOC
     Mutual Funds Department
     55 Water Street, 32nd Floor
     New York, New York 10041-3299

FIRSTHAND TECHNOLOGY INNOVATORS FUND:

     Charles Schwab & Co., Inc.                   37.78%      4,515,643.7900
     Special Custody Acct. FEBOC
     101 Montgomery Street
     San Francisco, California 94104-4122]

     National Financial Services Corp.            19.78%      2,363,770.5050
     FEBOC
     200 Liberty St.  5th Floor
     New York, New York 10281-5500

     National Investor Services Corp.              6.55%        783,108.1590
     FEBOC
     Mutual Funds Department
     55 Water Street, 32nd Floor
     New York, New York 10041-3299

FIRSTHAND COMMUNICATIONS FUND:

     Charles Schwab & Co., Inc.                   33.19%      6,859,267.7490
     Special Custody Acct. FEBOC
     101 Montgomery Street
     San Francisco, California 94104-4122

     National Financial Services Corp.            24.90%      5,145,723.1240
     FEBOC
     200 Liberty Street 5th Floor
     New York, New York 10281-1003

     National Investor Services Corp.              8.02%      1,657,331.8620
     FEBOC
     Mutual Funds Department
     55 Water Street, 32nd Floor
     New York, New York 10041-3299

FIRSTHAND E-COMMERCE FUND:

     Charles Schwab & Co., Inc.                   34.79%      9,963,841.7970
     Special Custody Acct. FEBOC
     101 Montgomery Street
     San Francisco, California 94104-4122

     National Financial Services Corp.            19.98%      5,723,758.3080
     FEBOC
     200 Liberty Street 5th Floor
     New York, New York 10281-1003

     National Investor Services Corp.              6.77%      1,938,812.8830
     FEBOC
     55 Water Street, 32nd Floor
     New York, New York 10041-3299

FIRSTHAND GLOBAL TECHNOLOGY FUND:

     Charles Schwab & Co., Inc.                   34.33%      3,389,810.8470
     Special Custody Acct. FEBOC
     101 Montgomery Street
     San Francisco, California 94104-4122

     National Financial Services Corp.            14.25%      1,407,082.3840
     FEBOC
     200 Liberty Street 5th Floor
     New York, New York 10281-1003

FIRSTHAND AGGRESSIVE GROWTH FUND:

     Kevin M. Landis                              89.32%         50,100.0000
     125 South Market Street, Suite 1200
     San Jose, California 95113-2288

     Terry Arthur Koller                           5.00%          3,525.1540
     1500 Villa Avenue, Spc 71
     Clovis, California 93612-2416

Charles Schwab & Co., a corporation organized in California, either directly or through one or more controlled companies, beneficially owned more than 25% of the voting securities of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Technology Innovators Fund, Firsthand Communications Fund, Firsthand e-Commerce Fund and Firsthand Global Technology Fund and therefore may be deemed to control each of these Funds. Kevin M. Landis, President of the Investment Adviser, owned more than 25% of the voting securities of the Firsthand Aggressive Growth Fund and therefore may be deemed to control the Firsthand Aggressive Growth Fund. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a fund generally would be able to cast the deciding vote.

                                    CUSTODIAN

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the Custodian for each Fund's investments. State Street acts as each Fund's depository, safe-keeps the portfolio securities, collects all income and other payments with respect to the Funds, disburses funds as instructed, and maintains records in connection with its duties.

                           LEGAL COUNSEL AND AUDITORS

The law firm of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Washington, DC 20006, acts as legal counsel for the Trust and the Trust's independent Trustees.

The firm of Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103, is the Trust's independent auditor. Tait, Weller & Baker performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

                       STATE STREET BANK AND TRUST COMPANY

State Street is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Funds' shares and act as dividend and distribution disbursing agent. State Street also provides sub-administrative services to each Fund, calculates daily net asset value per share, and maintains such books and records as are necessary to enable State Street to perform its duties. For the performance of these services, the Investment Adviser (not the Funds) pays State Street (1) a fee for sub-administrative services at the annual rate of 0.03% of the first $1 billion of the Trust's average daily net assets, 0.025% of the next $1 billion of the Trust's average daily net assets, 0.02% of the next $1 billion of the Trust's average daily net assets, 0.015% of the next $2 billion of the Trust's average daily net assets, and 0.010% of the average daily net assets of the Trust thereafter; (2) a fee for transfer agency and shareholder services at the annual rate of 0.02% of the Trust's average daily net assets; and (3) a fee for accounting and pricing services at the annual rate of 0.0125% of the first $1 billion of the Trust's average daily net assets, 0.01% of the next $1 billion of the Trust's average daily net assets, 0.005% of the next $1 billion of the Trust's average daily net assets, and 0.0025% of the Trust's average daily net assets thereafter.

                              FINANCIAL STATEMENTS

Financial statements for the Funds for the fiscal period ended December 31, 2001, as contained in the Annual Report to Shareholders, are incorporated herein by this reference.

                                 FIRSTHAND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                 APRIL 30, 2002

                       FIRSTHAND TECHNOLOGY VALUE FUND(R)

                              ADVISOR CLASS SHARES


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for the Advisor Class of the Fund dated April 30, 2002 ("Prospectus"), as may be amended. A copy of the Prospectus can be obtained by writing to Firsthand Funds at P.O. Box 8356, Boston, MA 02266-8356, or by calling Firsthand Funds toll-free at 1.888.884.2675. The Advisor Class shares commenced operations on February 1, 2002 and do not have reported financial statements. Financial statements for the Investor Class shares of the Fund for the fiscal period ended December 31, 2001, as contained in the Annual Report to Shareholders, are incorporated herein by this reference. Firsthand Fund's Annual Report and Semi-Annual Report are available, free of charge, upon request, by calling the toll-free number shown above or by visiting the website. The Fund also offers another class of shares that is described in a separate prospectus and SAI.

                                TABLE OF CONTENTS

THE TRUST                                                                     2
DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS                                2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS                       8
INVESTMENT RESTRICTIONS                                                      10
TRUSTEES AND OFFICERS                                                        11
CODES OF ETHICS                                                              15
INVESTMENT ADVISORY AND OTHER SERVICES                                       16
DISTRIBUTION PLAN                                                            17
THE DISTRIBUTOR                                                              18
SECURITIES TRANSACTIONS                                                      19
PORTFOLIO TURNOVER                                                           19
PURCHASE, REDEMPTION, AND PRICING OF SHARES                                  20
TAXES                                                                        21
HISTORICAL PERFORMANCE INFORMATION                                           25
PRINCIPAL SECURITY HOLDERS                                                   28
CUSTODIAN                                                                    29
LEGAL COUNSEL AND AUDITORS                                                   29
STATE STREET BANK AND TRUST COMPANY                                          29

FINANCIAL STATEMENTS                                                         30

                                    THE TRUST

Firsthand Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on November 8, 1993. As of the date of this SAI, the Trust offers shares of eight series. Prior to May 1, 1998, the name of the Trust was Interactive Investments Trust. This SAI pertains to the Advisor Class shares of Firsthand Technology Value Fund (the "Fund"). The Fund is a non-diversified series and has its own investment objective and policies.

The shares of each series and class of the Trust have equal voting rights and liquidation rights, and are voted in the aggregate and not by the individual class or series, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or when the matter affects only the interest of a particular class or series. The Fund has two authorized classes of shares - Investor Class and Advisor Class. The shares of each class represent an interest in the same investment portfolio. Although each class has equal voting, redemption, distribution, and liquidation rights, each class bears different Fund operating expenses and may bear other expenses that are properly attributable to a specific class as approved by the Fund's board and/or as stated in the Fund's Rule 18f-3 Plan. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund. Each share of the Fund is entitled to its pro rata portion of such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. In case of any liquidation of the Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees who allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

                 DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.

MAJORITY. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Trust (or of the Fund or any class) means the lesser of (1) two-thirds or more of the outstanding shares of the Trust (or the Fund or class) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund or class) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the Fund or class).

DEBT SECURITIES. The Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities, or state or municipal government agencies that in the opinion of Firsthand Capital Management, Inc., the Fund's investment adviser (the "Investment Adviser"), offer long-term capital appreciation possibilities because of the timing of such investments. The Fund intends that no more than 35% of its total assets will be composed of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise.

The Fund's investments in debt securities will consist solely of investment-grade securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or in unrated securities that the Investment Adviser determines are of investment-grade quality. While securities in these ratings categories are generally accepted as being of investment-grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher-grade securities. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or in unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Adviser based on procedures adopted by the Board of Trustees, such note is liquid.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation of both the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion, and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the custodian in the Federal Reserve Book Entry System.

MONEY MARKET FUNDS. The Fund may, under certain circumstances, invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment by the Fund of its pro rata share of fees paid by such investment company, which are in addition to the Fund's own advisory and administrative fees.

WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment in the warrant).

FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers. Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements that are comparable to those that are applicable to U.S. companies. There may be less governmental supervision of foreign securities markets and the brokers and issuers of foreign securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than those in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments, expropriation or nationalization of assets, restrictions on foreign investments and repatriation of capital, imposition of high levels of foreign taxation including foreign taxes withheld at the source, currency blockage (which would prevent cash from being brought back to the United States), and the difficulty of enforcing legal rights outside the United States.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time before a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the appropriate clearing agency and the exchanges on which the option is traded.

The writing of covered call options is a conservative investment technique that the Investment Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, although the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, the call writer has retained the risk of loss should the price of the underlying security decline. Currently, writing covered call options is not a principal investment strategy of the Fund.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if the Fund is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains, in a segregated account with its custodian, cash or liquid securities in an amount not less than the exercise price while the put option is outstanding.

The risks involved in writing put options include the chance that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Currently, writing covered put options is not a principal investment strategy of the Fund.

OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may have that option exercised at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; there may be imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market-imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts, and securities markets and the Investment Adviser's ability to select the proper time, type, and duration of the options.

By writing options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. The Fund also may seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a price higher than its then-current market value. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or stock index decreased, remained the same, or did not increase during the period by more than the amount of the premium. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid, which would represent a realized loss to the

Fund. When writing call options, the Fund is required to own the underlying financial instrument or segregate with its custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, the Fund's ability to meet current obligations, to honor redemptions, or to achieve its investment objective may be impaired.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. If the Fund engages in options transactions, it will commit no more than 30% of its net assets to option strategies.

BORROWING. The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as "leverage." To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund may pledge its assets in connection with borrowings. While the Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes the Fund to risks, including the risk that a borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations with the Fund's custodian in an amount equal to or greater than the market value of the loaned securities. The Fund will limit loans of its portfolio securities to no more than 30% of the Fund's total assets.

For lending its securities, the Fund receives from the borrower one or more of
(a) negotiated loan fees, and/or (b) interest on cash or securities used as collateral, or interest on short-term debt securities purchased with such collateral (either type of interest may be shared with the borrower). The Fund may also pay fees to placing brokers as well as to the custodian and administrator in connection with loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code"), and must permit the Fund to reacquire loaned securities in time to vote on any important matter.

ILLIQUID SECURITIES. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities. In addition, a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and may experience difficulty satisfying redemption requirements. A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Recently, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Investment Adviser and/or the Board of Trustees, using procedures adopted by the Board, may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. In all other cases, securities subject to restrictions on resale will be deemed illiquid. In addition, securities deemed to be liquid could become illiquid if, for a time, qualified institutional buyers become unavailable. If such securities become illiquid, they would be counted as illiquid when determining the limit on illiquid securities held in the Fund's portfolio.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

MOODY'S

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

STANDARD & POOR'S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

MOODY'S

Aaa - An issue that is rated Aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa - An issue that is rated Aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A - An issue that is rated A is considered to be an upper-medium grade preferred stock. Although risks are judged to be somewhat greater than in the Aaa and Aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa - An issue that is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR'S

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                             INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions. These restrictions may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. The Fund shall not:

     1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

     2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

     3. Purchase or sell commodities or commodity contracts, including futures contracts.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements (I.E., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets.

     5. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

     7.   Purchase or sell puts and calls on securities.

     8.   Make short sales of securities.

     9. Participate on a joint or joint-and-several basis in any securities trading account.

     10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

The Fund shall not issue senior securities, except as permitted by its investment objective, policies, and restrictions, and except as permitted by the 1940 Act.

In addition, the Fund has adopted a fundamental policy of concentrating its investments in certain high-technology industries (target group: semiconductor, computer, computer peripheral, software, telecommunication, mass storage device, medical).

The Fund has also adopted the non-fundamental investment restrictions set forth below. These restrictions may be changed by the affirmative vote of a majority of the Trustees.

     1. Under normal circumstances, the Fund will invest at least 80% of its assets in high-technology companies.

     2. The Fund will provide 60 days' notice to its shareholders prior to changing its 80% policy set forth above.

With respect to any percentage adopted by the Fund as a maximum limitation on the Fund's investment policies and restrictions, an excess above a fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction if the excess is a result of an increase or a decrease in market value. An excess that results immediately and directly from the acquisition of any security or the action taken will be a violation of any stated percentage limitation.

                              TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Trust's Declaration of Trust. The Declaration of Trust has been filed with the Securities and Exchange Commission and is available from the Trust upon request. Pursuant to the Declaration of Trust, the Trustees have elected officers, including a president, secretary, and treasurer. Under the Declaration of Trust, the Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Information about the Trustees and officers* of the Fund is set forth in the following table. The address for each person listed below is 125 South Market, Suite 1200, San Jose, CA 95113.

                           TERM OF                                        NUMBER OF
                          OFFICE AND                                     FUNDS IN FUND       OTHER
 NAME, YEAR OF            LENGTH OF       PRINCIPAL OCCUPATION              COMPLEX       TRUSTEESHIPS
BIRTH, POSITIONS(S)         TIME            DURING PAST FIVE              OVERSEEN BY       HELD BY
 HELD WITH FUND           SERVED(1)               YEARS                     TRUSTEE         TRUSTEE
-------------------       -----------    ------------------------------  ---------------  -------------
Disinterested Trustees:
Michael Lynch             Since 1994     Mr. Lynch is Vice President          Eight           None
(1961)                                   of Sales and Business
Trustee                                  Development at Picture IQ
                                         Corporation (a manufacturer
                                         of digital imaging
                                         software). Mr. Lynch served
                                         as a Product Manager for
                                         Iomega Corp. (a
                                         manufacturer of computer
                                         peripherals) from 1995
                                         through


                                       13

                                         1999.

Jerry Wong                Since 1999     Mr. Wong is Vice President           Eight           None
(1951)                                   of Finance and Executive
Trustee                                  Vice President of U.S.
                                         Operations of Poet
                                         Holdings, Inc. (a
                                         manufacturer of software).
                                         Mr. Wong has been with Poet
                                         Holdings, Inc. since 1995.
Interested Trustee:
Kevin Landis(2)           Since 1994     Mr. Landis is President and          Eight           None
(1961)                                   Chief Investment Officer
Trustee/President                        and a Director of Firsthand
                                         Capital Management, Inc.
                                         and has been a portfolio
                                         manager with Firsthand
                                         Capital Management, Inc.
                                         since 1994. From 1998
                                         through 2001, he was also
                                         the President and Chief
                                         Executive Officer of
                                         Silicon Capital Management
                                         LLC.
Officers:
Yakoub Bellawala(3)       Since 1996     Mr. Bellawala is Vice                 N/A            N/A
(1965)                                   President of Business
Treasurer                                Development of Firsthand
                                         Capital Management, Inc.
                                         from 1996 through present.

Omar Billawala(3)         Since 1999     Mr. Billawala is Chief                N/A            N/A
(1961)                                   Operating Officer and Chief
Secretary                                Financial Officer of
                                         Firsthand Capital Management,
                                         Inc. from 1999 to


                                       14


                                         present. He was also the Chief
                                         Operating Officer and Chief
                                         Financial Officer of Silicon
                                         Capital Management LLC from 1999
                                         through 2001. Prior to that, he
                                         was an associate at the law
                                         firm of Paul, Hastings,
                                         Janofsky & Walker LLP from 1997
                                         to 1999.

* The term "officer" means the president, vice president, secretary, treasurer, controller, or any other officer who performs policy-making functions.
(1) Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.
(2) Mr. Landis is an interested person of the Fund by reason of his position with the Investment Adviser.
(3)  Mr. Bellawala and Mr. Billawala are brothers.

As of April 1, 2002, none of the disinterested Trustees had any ownership of securities of the Investment Adviser, ALPS Distributors, Inc. (the "Distributor"), or any affiliated person of the Investment Adviser or the Distributor.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the Trust as of December 31, 2001.

                                                                   AGGREGATE DOLLAR RANGE OF
                                                                   EQUITY SECURITIES IN ALL
                                                                     REGISTERED INVESTMENT
                                           DOLLAR RANGE OF           COMPANIES OVERSEEN BY
                                          EQUITY SECURITIES          DIRECTOR IN FAMILY OF
        NAME OF TRUSTEE                   HELD IN THE FUND           INVESTMENT COMPANIES
        ---------------                   -----------------        --------------------------
Kevin Landis                                                             Over $100,000

   Firsthand Technology Value Fund          $1 - $10,000

Michael Lynch                                                           $10,000 - $50,000

     Firsthand Technology Value Fund      $10,000 - $50,000

Jerry Wong                                                                $1 - $10,000

   Firsthand Technology Value Fund          $1 - $10,000

TRUSTEE COMPENSATION

For the Year Ended December 31, 2001

                                                            PENSION OR        TOTAL COMPENSATION
                                        AGGREGATE      RETIREMENT BENEFITS    FROM FUND AND FUND
                                      COMPENSATION      ACCURED AS PART OF      COMPLEX PAID TO
      NAME AND POSITION                FROM FUND           FUND EXPENSE             TRUSTEES
      -----------------               ------------     -------------------    ------------------
Kevin M. Landis, Trustee/President        None                 None                   None
Michael Lynch, Trustee                   $49,000               None                 $49,000(1)
Jerry Wong, Trustee                      $49,000               None                 $49,000(1)

(1) All of such compensation was deferred pursuant to the deferred trustees compensation agreements between the Trust and the independent Trustees.

STANDING COMMITTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of matters of importance to disinterested Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, a Nominating Committee, and a Pricing Committee.

The Audit Committee is composed of all the disinterested Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function, and its financial reporting process. The Audit Committee recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended December 31, 2001, the Audit Committee held two meetings.

The Nominating Committee is composed of all of the non-interested Trustees. The Nominating Committee is responsible for nominating for election as Trustees candidates who may be either "interested persons" or disinterested persons of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2001, the Nominating Committee did not meet.

The Pricing Committee is composed of (i) at least one disinterested Trustee,
(ii) any two officers of the Trust, and (iii) the principal portfolio manager for each Fund that holds the security or securities being valued. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31 2001, the Pricing Committee held two meetings.

                                 CODES OF ETHICS

The Trust and the Investment Adviser have adopted a joint code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. The code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, the code of ethics either prohibits access persons from purchasing or selling securities that may be purchased or held by a Fund or permits access persons to purchase or sell such securities, subject to certain restrictions. For purposes of the code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The code of ethics for the Trust and the Investment Adviser is on public file with, and are available from, the SEC.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Firsthand Capital Management, Inc., 125 South Market, Suite 1200, San Jose, CA 95113, is registered as an investment adviser with the Securities and Exchange Commission under the 1940 Act. The Investment Adviser is controlled by Kevin M. Landis. Prior to September 1999, the Investment Adviser was named Interactive Research Advisers, Inc.

Under the terms of each Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser shall provide the Fund with investment research, advice, management, and supervision and shall manage the investment and reinvestment of the assets of the Fund consistent with each Fund's investment objective, policies, and limitations.

Pursuant to the Advisory Agreement, the Fund pays to the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive fees and/or, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses (net of Rule 12b-1 and shareholder servicing fees) to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

For the fiscal years ended December 31, 2001, 2000, and 1999, the Fund paid advisory fees of $28,758,976, $54,050,823, and $6,202,423, respectively.

By its terms, the Advisory Agreement remains in force for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees, or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. At each quarterly meeting of the Board of Trustees, the Board reviews the performance information and the nature of services provided by the Investment Adviser.

In determining to continue the Advisory Agreement, the Board of Trustees considered quantitative, and qualitative and statistical information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement, including
(i) a description of the Investment Adviser's brokerage and portfolio transactions; (ii) a summary of total expense ratios, management fees and performance of the Fund and comparable funds; (iii) the profitability of the Investment Adviser; (iv) the financial statements of the Investment Adviser; (v) fall out benefits to the Investment Adviser; (vi) the Investment Adviser's Form ADV; (vii) information regarding the levels of experience, turnover rates, and compensation of the Investment Adviser's employees; and (viii) a description of internal compliance policies. The Trustees discussed this information in detail with the Investment Adviser's officers. In approving the continuation of the Advisory Agreement, the Board concluded that (i) the Investment Adviser's profit margin was well within the amounts blessed by courts in various cases; (ii) the Investment Adviser's balance sheet is strong; (iii) the Investment Adviser had reduced the number of non-contributing employees and had reduced its expenses;
(iv) the Fund had produced substantial returns for the three- and five-year periods ended June 30, 2001; (v) the Fund's advisory fees are competitive with those of similar funds; (vi) the Investment Adviser's employee turnover rate was low and the Investment Adviser had effectively maintained key employees; (vii) the Investment Adviser's conservative fiscal approach had maintained the Investment Adviser's solid financial condition; and (viii) the Investment Adviser's conservative and proactive approach to compliance issues benefits the Fund.

The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Fund. Pursuant to the Administration Agreement, the Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Fund's security transactions and the Fund's books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement, the Fund pays to the Investment Adviser, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

For the fiscal years ended December 31, 2001, 2000, and 1999, the Fund paid administrative fees of $6,601,795, $11,660,160, and $1,703,732, respectively.

The Administration Agreement may be terminated by the Trust at any time on 60 days' written notice to the Investment Adviser, without penalty, either (a) by vote of the Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

                                DISTRIBUTION PLAN

The Fund has adopted a "Plan of Distribution" (the "Plan") pursuant to Rule 12b-1 of the 1940 Act on behalf of its Advisor Class shares. Under the Plan, the Fund will make monthly payments to the "Distributor" for activities intended to result in the distribution of Fund shares as described below.

Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor and such payments may exceed the distribution expenses actually incurred. Expenses incurred in connection with the offering and sale of shares may include, but are not limited to advertising costs; compensating underwriters, dealers, brokers, banks and other selling entities (including the Distributor and its affiliates) and sales and marketing personnel of any of them for sales of Advisor Class shares; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's Investment Adviser and its personnel) of any of them for providing services to shareholders of the Fund relating to their investment in the Advisor Class shares; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production, and dissemination of sales, marketing, and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping, and third-party consultancy or similar expenses relating to any activity for which payment under the Plan is authorized by the Board of Trustees.

Under its terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund (the "Independent Trustees"). The Plan may not be amended to increase materially the amount that may be spent for the services provided by the Distributor without shareholder approval, and the Trustees in the manner described above must also approve all material amendments to the Plan. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Under the Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

The Fund will compensate the Distributor for distribution services provided and related expenses incurred at the annual rate of 0.25% of the average daily net asset value of the Advisor Class shares of the Fund.

No interested person of the Fund or any Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements.

                                 THE DISTRIBUTOR

ALPS Distributors, Inc., 370 17th Street, Suite 3100, Denver, CO 80202, serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that it will continue in effect for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees, or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

                             SECURITIES TRANSACTIONS

The Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used for each specific transaction. In executing the Fund's portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Investment Adviser may direct the Fund's portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with "soft dollars." The Investment Adviser will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the "safe harbor" provided by
Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Adviser's other investment accounts. The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the "third market" (I.E., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions.

Firsthand Technology Value Fund paid brokerage commissions of $2,391,697, $3,071,905, and $332,719, during the fiscal years ended December 31, 2001, 2000, and 1999, respectively.

                               PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and could reduce the Fund's returns. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Adviser believes that portfolio changes are appropriate. The turnover for the Fund is not expected to exceed 100% annually.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES. Shares of the Fund can be purchased only through retirement plans, brokers, bank trust departments, financial Investment Advisers, or similar financial intermediaries. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or their affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the New York Stock Exchange ("NYSE") next occurring after a purchase order is received and accepted by the Fund or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Your plan documents contain detailed information about investing in the Fund.

REDEMPTION OF SHARES. The right of redemption may not be suspended, or the payment of a redemption may not be postponed for more than seven calendar days after the receipt of a shareholder's redemption request is made in accordance with the procedures set forth in the "How to Purchase Shares" and "Selling and Exchanging Shares" sections of the Prospectus, except (a) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading on the NYSE is restricted, (b) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (c) for any other period that the Securities and Exchange Commission may by order permit for your protection.

Redemptions, like purchases, may be effected only through retirement plans, brokers, bank trust departments, financial Investment Advisers, and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or their affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind.

CALCULATION OF SHARE PRICE. The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the NYSE (normally 4:00 P.M. Eastern Time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and any business day on which the NYSE is not open. Because the Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days on which the Fund does not price its shares, the net asset value of the Fund's shares may change on days when you will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see "Pricing of Fund Shares" in the Prospectus.

                                      TAXES

The Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to their business of investing in such stock, securities, or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a regulated investment company, the Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gains (generally, the excess of short-term capital gains over long-term capital losses) and certain other items, and (b) net tax-exempt income earned in each taxable year. Furthermore, the Fund will not be taxed on its income and gain distributed to its shareholders. For these purposes, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November, or December of one taxable year and pays the distribution by January 31 of the following taxable year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, the Fund intends to make distributions in accordance with these distribution requirements.

The Fund may use the so-called "equalization accounting method" to allocate a portion of its "earnings and profits," as determined for federal income tax purposes (generally, the Fund's net investment income and realized capital gains with certain adjustments), to redemption proceeds for such purposes. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect the Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the Internal Revenue Service ("IRS") may not have expressly sanctioned the equalization accounting method used by the Fund. Therefore, the use of the method may be subject to IRS scrutiny.

In view of the Fund's investment policies, it is expected that dividends received from domestic (and certain foreign) corporations will be part of the Fund's gross income. Distributions by the Fund of such dividends to corporate shareholders may be eligible for the "dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of the Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends-received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend. Corporate shareholders should be aware that availability of the dividends-received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such shares are treated as debt financed under the Code. Dividends, including the portions thereof qualifying for the dividends-received deduction, are includable in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends-received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

Because the Fund may invest in securities of foreign companies, the Fund may be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by its shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consists of securities in foreign corporations. Because the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election, and foreign tax credits will be allowed only to reduce the Fund's tax liability, if any.

If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund purchases shares of a foreign entity that to its knowledge is a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and the basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although some income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC, if the Fund makes the available election.

Under the Code, upon disposition of certain securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income.

Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by the Fund at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount that accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

Distributions that are designated by the Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, an exchange, a redemption, or a repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Fund that he or she has held for less than six months and on which he or she has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. These loss disallowance rules do not apply to losses realized under a periodic redemption plan. Any loss realized on the sale of shares of the Fund will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, U.S. shareholders will be subject to "back-up" withholding on their income, and, potentially, capital gain dividends and redemption proceeds, attributable to their shares in the Fund.

Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Fund.

Prospective shareholders should be aware that the investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. The Fund could be required at times to liquidate investments prematurely in order to satisfy the Fund's minimum distribution requirements.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Fund. Nonresident aliens and foreign persons are subject to different tax rules and may be subject to withholding of up to 30% on certain distributions from the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state, and local taxes to an investment in the Fund.

                       HISTORICAL PERFORMANCE INFORMATION

The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                          P(1+T)TO THE POWER OF n = ERV

Where:

P    =  a hypothetical initial payment of $1,000
T    =  average annual total return
n    =  number of years (1, 5, or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

The Fund's "average annual total return after taxes on distributions" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                          P(1+T)TO THE POWER OF n = ATV
                                                       D

Where:

P      =    a hypothetical initial payment of $1000.
T      =    average annual total return.
n      =    number of years.
ATV    =    ending value of a hypothetical $1,000 payment made at the
   D        beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemption.

The Fund's "average annual total return after taxes on distributions and redemptions" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                           P(1+T)TO THE POWER OF n = ATV
                                                        DR

Where:

P      =  a hypothetical initial payment of $1000.
T      =  average annual total return.
n      =  number of years.
ATV    =  ending value of a hypothetical $1,000 payment made at the
   DR beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods of the Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of the Fund's investment objective and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

Performance information for the Fund's Investor Class shares for the periods ended December 31, 2001, are presented below. Because the Advisor Class shares had not been in existence for a full fiscal year, no performance information is presented for Advisor Class shares.

    FIRSTHAND TECHNOLOGY VALUE FUND:

    1-Year                                                       -44.00%
    5-Year                                                        14.04%
    Since inception (May 20, 1994)                                27.20%
    Since SEC effective date (December 15, 1994)                  26.73%

The average annual total returns after taxes on distributions of the Fund's Investor Class for the periods ended December 31, 2001, are as follows:

     1-Year                                                      -44.13%
     5-Year                                                       12.52%
     Since inception (May 20, 1994)                               24.85%
     Since SEC effective date (December 15, 1994)                 24.20%

The average annual total returns after taxes on distributions and sale of Fund shares of the Fund's Investor Class for the periods ended December 31, 2001, are as follows:

     1-Year                                                      -26.73%
     5-Year                                                       11.43%
     Since inception (May 20, 1994)                               22.92%
     Since SEC effective date (December 15, 1994)                 22.25%

The Fund may calculate performance using any other historical measure of performance (not subject to any prescribed method of computation). A nonstandardized quotation may also indicate average annual compounded rate of return over periods other than those specified for average annual total return. The average annual total returns, average annual total returns after taxes on distributions, and average annual total returns after taxes on distribution and redemptions for nonstandardized reporting years (the 2-, 3-, 4-, 6-, and 7- year periods) are calculated using the same formulas provided above for such quotations.

The average annual total returns for nonstandardized reporting years calculated for the periods ended December 31, 2001 for the Investor Class shares are as follows:

     FIRSTHAND TECHNOLOGY VALUE FUND:

     2-Year                                                      -28.99%
     3-Year                                                       13.55%
     4-Year                                                       16.01%
     6-Year                                                       20.73%
     7-Year                                                       25.81%

The average annual total returns after taxes on distributions of the Fund's Investor Class shares for nonstandardized reporting years ended December 31, 2001 are as follows:

      2-Year                                                     -29.88%
      3-Year                                                      12.19%
      4-Year                                                      14.96%
      6-Year                                                      18.60%
      7-Year                                                      23.76%

The average annual total returns after taxes on distributions and sale of Fund shares of the Fund's Investor Class shares for nonstandardized reporting years ended December 31, 2001, are as follows:

     2-Year                                                      -22.10%
     3-Year                                                       11.33%
     4-Year                                                       13.50%
     6-Year                                                       16.97%
     7-Year                                                       21.80%

The performance quotations described above are based on historical earnings and are not intended to indicate future performance of the Fund.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers, and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices, and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

Both Morningstar Principia Pro and Lipper Mutual Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in any appropriate category published by Morningstar, Inc. or by Lipper Inc. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the Nasdaq Composite Index, the Value Line Composite Index, and the Lipper Science & Technology Fund Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the NYSE. The Russell 2000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the investable U.S. equity market). The Nasdaq Composite Index is an unmanaged index that averages the trading prices of more than approximately 5,000 domestic companies. The Value Line Composite Index is an unmanaged equal-weighted index composed of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement. The Lipper Science & Technology Fund Index includes the largest 30 funds in the group that, by prospectus or portfolio practice, invest at least 65% of their equity portfolios in science and technology stocks.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of the Fund's portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate their performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                           PRINCIPAL SECURITY HOLDERS

As of April 8, 2002, the following persons owned of record or beneficially 5% or more of the Advisor Class shares of the Fund:

FIRSTHAND TECHNOLOGY VALUE FUND:

     NAME                                        % OWNERSHIP         SHARES
     ----                                        -----------         ------
     Boston Financial Data Services                 71.57%           3.2100
     Technology Value Fund Advisor Class
     2 Heritage Drive, Floor 2
     North Quincy, MA 02171-2119

     Kevin M. Landis                                28.43%           1.2750
     125 South Market Street, Suite 1200
     San Jose, CA 95113-2288

As of April 8, 2002, the Trustees and officers of the Trust owned of record or beneficially less than 1% of the shares of the Fund's outstanding shares.

                                    CUSTODIAN

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the Custodian for the Fund's investments. State Street acts as the Fund's depository, safe-keeps the Fund's securities, collects all income and other payments with respect to the Fund, disburses funds as instructed, and maintains records in connection with its duties.

                           LEGAL COUNSEL AND AUDITORS

The law firm of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Washington, DC 20006, acts as legal counsel for the Trust and the Trust's independent Trustees.

The firm of Tait Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103, is the Trust's independent auditor. Tait Weller & Baker performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.


                       STATE STREET BANK AND TRUST COMPANY

State Street is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Fund's shares, and act as dividend and distribution disbursing agent. State Street also provides sub-administrative services to the Fund, calculates daily net asset value per share, and maintains such books and records as are necessary to enable State Street to perform its duties. For the performance of these services, the Investment Adviser (not the Fund) pays State Street (1) a fee for sub-administrative services at the annual rate of 0.03% of the first $1 billion of the Trust's average daily net assets, 0.025% of the next $1 billion of the Trust's average daily net assets, 0.02% of the next $1 billion of the Trust's average daily net assets, 0.015% of the next $2 billion of the Trust's average daily net assets, and 0.010% of the average daily net assets of the Trust thereafter; (2) a fee for transfer agency and shareholder services at the annual rate of 0.02% of the Trust's average daily net assets; and (3) a fee for accounting and pricing services at the annual rate of 0.0125% of the first
$1 billion of the

Trust's average daily net assets, 0.01% of the next $1 billion of the Trust's average daily net assets, 0.005% of the next $1 billion of the Trust's average daily net assets, and 0.0025% of the Trust's average daily net assets thereafter.

                              FINANCIAL STATEMENTS

Financial statements for Advisor Class shares of Firsthand Technology Value Fund are not provided because this class of shares had not yet been in existence for a full fiscal year as of the date of this SAI. To see financial highlights of the Investor Class shares of this Fund, ask your broker for a copy of the Fund's latest report to shareholders or visit www.firsthandfunds.com.

                                 FIRSTHAND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 2002

                           FIRSTHAND CORE GROWTH FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for Firsthand Core Growth Fund (the "Fund") dated April 30, 2002 ("Prospectus"), as may be amended. A copy of the Prospectus can be obtained by writing to Firsthand Funds at P.O. Box 8356, Boston, MA 02266-8356, or by calling Firsthand Funds toll-free at
1.888.884.2675. Firsthand Fund's Annual Report and Semi-Annual Report will be available, free of charge, upon request, by calling the toll-free number shown above or by visiting the website.



                                TABLE OF CONTENTS

THE TRUST                                                                     2
DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS                                2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS                       8
INVESTMENT RESTRICTIONS                                                      10
TRUSTEES AND OFFICERS                                                        11
CODES OF ETHICS                                                              15
INVESTMENT ADVISORY AND OTHER SERVICES                                       16
DISTRIBUTION PLANS                                                           17
THE DISTRIBUTOR                                                              18
SECURITIES TRANSACTIONS                                                      18
PORTFOLIO TURNOVER                                                           19
PURCHASE, REDEMPTION, AND PRICING OF SHARES                                  19
TAXES                                                                        21
HISTORICAL PERFORMANCE INFORMATION                                           24
PRINCIPAL SECURITY HOLDERS                                                   27
CUSTODIAN                                                                    28
LEGAL COUNSEL AND AUDITORS                                                   28
STATE STREET BANK AND TRUST COMPANY                                          28
FINANCIAL STATEMENTS                                                         28

                                    THE TRUST

Firsthand Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on November 8, 1993. As of the date of this SAI, the Trust offers shares of eight series. Prior to May 1, 1998, the name of the Trust was Interactive Investments Trust. This SAI pertains to Firsthand Core Growth Fund (the "Fund"). The Fund is a diversified series and has its own investment objective and policies.

The shares of each series of the Trust have equal voting rights and liquidation rights, and are voted in the aggregate and not by individual series, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or when the matter affects only the interest of a particular series or a class of a series. The Fund has two classes of shares - Class A and Class C. The shares of each class represent an interest in the same investment portfolio. Although each class has equal voting, redemption, distribution, and liquidation rights, each class bears different Fund operating expenses and may bear other expenses that are properly attributable to a specific class as approved by the Fund's board and/or as stated in the Fund's Rule 18f-3 Plan. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of
Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund. Each share of the Fund is entitled to its pro rata portion of such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. In case of any liquidation of the Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular series of the Trust are allocated by or under the direction of the Trustees who allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

                 DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.

MAJORITY. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Trust (or the Fund or applicable class) means the lesser of (a) two-thirds or more of the outstanding shares of the Trust (or the Fund or applicable class) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund or applicable class) are present or represented at such meeting, or (b) more than 50% of the outstanding shares of the Trust (or the Fund or applicable class).

DEBT SECURITIES. The Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities, or state or municipal government agencies that in the opinion of Firsthand Capital Management, Inc., the Fund's investment adviser (the "Investment Adviser"), offer long-term capital appreciation possibilities because of the timing of such investments. The Fund intends that no more than 35% of its total assets will be composed of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise.

The Fund's investments in debt securities will consist solely of investment-grade securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or in unrated securities that the Investment Adviser determines are of investment-grade quality. While securities in these ratings categories are generally accepted as being of investment-grade, securities rated BBB or Baa have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher-grade securities. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Fund will invest only in commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Adviser, based on procedures adopted by the Board of Trustees, such note is liquid.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances, and time deposits issued by national banks and state banks, by trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation of both the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion, and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the custodian in the Federal Reserve Book Entry System.

MONEY MARKET FUNDS. The Fund may, under certain circumstances, invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment by the Fund of its pro rata share of fees paid to such investment company, which are in addition to the Fund's own advisory and administrative fees.

WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment in the warrant).

FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers. Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements that are comparable to those that are applicable to U.S. companies. There may be less governmental supervision of foreign securities markets and the brokers and issuers of foreign securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than those in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments, expropriation or nationalization of assets, restrictions on foreign investments and repatriation of capital, imposition of high levels of foreign taxation (including foreign taxes withheld at the source), currency blockage (which would prevent cash from being brought back to the United States), and the difficulty of enforcing legal rights outside the United States.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities and futures contracts to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time before a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the appropriate clearing agency and the exchanges on which the option is traded.

The writing of covered call options is a conservative investment technique that the Investment Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, although the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, the call writer has retained the risk of loss should the price of the underlying security decline. Currently, writing covered call options is not a principal investment strategy of the Fund.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if the Fund is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains, in a segregated account with its custodian, cash or liquid securities in an amount not less than the exercise price while the put option is outstanding.

The risks involved in writing put options include the chance that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Currently, writing covered put options is not a principal investment strategy of the Fund.

OPTIONS TRANSACTIONS GENERALLY. Options transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may have that option exercised at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; there may be imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market-imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts, and securities markets and the Investment Adviser's ability to select the proper time, type, and duration of the options.

By writing options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. The Fund also may seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a price higher than its then-current market value. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or stock index decreased, remained the same, or did not increase during the period by more than the amount of the premium. If an option purchased by the Fund expires unexercised, then the Fund will lose the premium it paid, which would represent a realized loss to the Fund. When writing put options, the Fund is required to segregate cash and/or liquid securities to meet its obligations. When writing call options, the Fund is required to own the underlying financial instrument or segregate with its custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, the Fund's ability to meet current obligations, to honor redemptions, or to achieve its investment objective may be impaired.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. If the Fund engages in options transactions, it will commit no more than 30% of its assets to option strategies.

BORROWING. The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as "leverage." To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund may pledge its assets in connection with borrowings. While the Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes the Fund to risks, including the risk that a borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's custodian in an amount equal to or greater than the market value of the loaned securities. The Fund will limit loans of its portfolio securities to no more than 30% of the Fund's total assets.

For lending its securities, the Fund receives from the borrower one or more of
(a) negotiated loan fees, and/or (b) interest on cash or securities used as collateral, or interest on short-term debt securities purchased with such collateral (either type of interest may be shared with the borrower). The Fund may also pay fees to placing brokers as well as to the custodian and administrator in connection with loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code"), and must permit the Fund to reacquire loaned securities in time to vote on any important matter.

ILLIQUID SECURITIES. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities. In addition, a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and may experience difficulty satisfying redemption requirements. A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Recently, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Investment Adviser and/or the Board of Trustees, using procedures adopted by the Board, may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. In all other cases, securities subject to restrictions on resale will be deemed illiquid. In addition, securities deemed to be liquid could become illiquid if, for a time, qualified institutional buyers become unavailable. If such securities become illiquid, they would be counted as illiquid when determining the limit on illiquid securities held in the Fund's portfolio.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

MOODY'S

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

STANDARD & POOR'S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

MOODY'S

Aaa - An issue that is rated Aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa - An issue that is rated Aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will be relatively well maintained in the foreseeable future.

A - An issue that is rated A is considered to be an upper-medium grade preferred stock. Although risks are judged to be somewhat greater than in the Aaa and Aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa - An issue that is rated Baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR'S

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                             INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions. These restrictions may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. The Fund shall not:

     1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

     2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

     3. Purchase or sell commodities or commodity contracts, including futures contracts, except that the Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) by the entry into portfolio lending agreements (I.E., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets.

     5. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

     7. Purchase or sell puts and calls on securities, except that the Fund may purchase and sell puts and calls on stocks and stock indices.

     8.   Make short sales of securities.

     9. Participate on a joint or joint-and-several basis in any securities trading account.

     10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

The Fund shall not issue senior securities, except as permitted by its investment objective, policies, and restrictions, and except as permitted by the 1940 Act.

With respect to any percentage adopted by the Fund as a maximum limitation on the Fund's investment policies and restrictions, excess above a fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction if the excess is a result of a change in market value. An excess that results immediately and directly from the acquisition of any security or the action taken will be a violation of any stated percentage limitation.

                              TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Trust's Declaration of Trust. The Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request from the Trust. Pursuant to the Declaration of Trust, the Trustees have elected officers, including a president, secretary, and treasurer. Under the Declaration of Trust, the Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses, that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Information about the Trustees and officers* of the Fund is set forth in the following table. The address for each person listed below is 125 South Market, Suite 1200, San Jose, CA 95113.

                             TERM OF                                        NUMBER OF
                            OFFICE AND                                     FUNDS IN FUND      OTHER
  NAME, YEAR OF             LENGTH OF         PRINCIPAL OCCUPATION            COMPLEX      TRUSTEESHIPS
BIRTH, POSITION(S)            TIME              DURING PAST FIVE            OVERSEEN BY      HELD BY
 HELD WITH FUND             SERVED(1)                 YEARS                   TRUSTEE       TRUSTEES
------------------         ------------    ------------------------------  --------------  -------------
Disinterested Trustees:
Michael Lynch              Since 1994      Mr. Lynch is Vice President         Eight           None
(1961)                                     of Sales and Business
Trustee                                    Development at Picture IQ
                                           Corporation (a manufacturer
                                           of digital imaging
                                           software). Mr. Lynch served
                                           as a Product Manager for
                                           Iomega Corp. (a
                                           manufacturer of computer
                                           peripherals) from 1995
                                           through 1999.

Jerry Wong                 Since 1999      Mr. Wong is Vice President          Eight           None
(1951)                                     of Finance and Executive
Trustee                                    Vice President of U.S.
                                           Operations of Poet
                                           Holdings, Inc. (a
                                           manufacturer of software).
                                           Mr. Wong has been with Poet


                                       12

                                           Holdings, Inc. since
                                           1995.

Interested Trustee:
Kevin Landis(2)            Since 1994      Mr. Landis is President and         Eight           None
(1961)                                     Chief Investment Officer
Trustee/President                          and a Director of Firsthand
                                           Capital Management, Inc.
                                           and has been a portfolio
                                           manager with Firsthand
                                           Capital Management, Inc.
                                           since 1994. From 1998
                                           through 2001, he was also
                                           the President and Chief
                                           Executive Officer of
                                           Silicon Capital Management
                                           LLC.
Officers:
Yakoub Bellawala(3)       Since 1996       Mr. Bellawala is Vice                N/A            N/A
(1965)                                     President of Business
Treasurer                                  Development of Firsthand
                                           Capital Management, Inc.
                                           from 1996 to present.

Omar Billawala(3)         Since 1999       Mr. Billawala is Chief               N/A            N/A
(1961)                                     Operating Officer and Chief
Secretary                                  Financial Officer of
                                           Firsthand Capital Management,
                                           Inc. from 1999 to present. He
                                           was also the Chief Operating
                                           Officer and Chief Financial
                                           Officer of Silicon Capital
                                           Management LLC from 1999
                                           through 2001. Prior to that, he
                                           was an associate at the law
                                           firm of Paul, Hastings,
                                           Janofsky & Walker LLP from


                                       13

                                           1997 to 1999.

* The term "officer" means the president, vice president, secretary, treasurer, controller, or any other officer who performs policy-making functions.
(1) Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.
(2) Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.
(3)  Mr. Bellawala and Mr. Billawala are brothers.

As of April 1, 2002, none of the disinterested Trustees had any ownership of securities of the Investment Adviser, ALPS Distributors, Inc. (the "Distributor"), or any affiliated person of the Investment Adviser or Distributor.

The following table sets forth the information describing the dollar range of equity securities beneficially owned by each Trustee of the Trust as of December 31, 2001.

                                                                AGGREGATE DOLLAR RANGE OF
                                                                EQUITY SECURITIES IN ALL
                                                                 REGISTERED INVESTMENT
                                   DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY
                                   SECURITIES HELD IN THE        DIRECTOR IN FAMILY OF
       NAME OF TRUSTEE                     FUND                  INVESTMENT COMPANIES
       ---------------             ----------------------       ---------------------------
Kevin Landis                                                           Over $100,000

     Firsthand Core Growth Fund        Over $100,000

Michael Lynch                                                        $10,000 - $50,000

     Firsthand Core Growth Fund             None

Jerry Wong                                                              $1 - $10,000

     Firsthand Core Growth Fund             None

TRUSTEE COMPENSATION

For the Year Ended December 31, 2001

                                                 PENSION OR         TOTAL COMPENSATION
                            AGGREGATE       RETIREMENT BENEFITS     FROM FUND AND FUND
                           COMPENSATION      ACCRUED AS PART OF      COMPLEX PAID TO
    NAME AND POSITION       FROM FUND           FUND EXPENSES           TRUSTEES
    -----------------      -------------    -------------------     ------------------
Kevin M. Landis,
Trustee/President              None                 None                   None
Michael Lynch, Trustee       $49,000                None                 $49,000(1)
Jerry Wong, Trustee          $49,000                None                 $49,000(1)

(1) All of such compensation was deferred pursuant to deferred trustees compensation agreements between the Trust and the independent Trustees.

STANDING COMMITTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of matters of importance to disinterested Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has an Audit Committee, a Nominating Committee, and a Pricing Committee.

The Audit Committee is composed of all the disinterested Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function, and its financial reporting process. The Audit Committee recommends to the full Board of Trustees the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended December 31, 2001, the Audit Committee held two meetings.

The Nominating Committee is composed of all of the disinterested Trustees. The Nominating Committee is responsible for nominating for election as Trustees candidates who may be either "interested persons" or disinterested persons of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2001, the Nominating Committee did not meet.

The Pricing Committee is composed of (i) at least one disinterested Trustee,
(ii) any two officers of the Trust, and (iii) the principal portfolio manager for each Fund which holds the security or securities being valued. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31, 2001, the Pricing Committee held two meetings.

                                 CODES OF ETHICS

The Trust and the Investment Adviser have adopted a joint code of ethics which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. The code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, the code of ethics either prohibits access persons from purchasing or selling securities that may be purchased or held by a Fund or permits access persons to purchase or sell such securities, subject to certain restrictions. For purposes of the code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The code of ethics for the Trust and Investment Adviser is on public file with, and are available from, the SEC.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Firsthand Capital Management, Inc., 125 South Market, Suite 1200, San Jose, CA 95113, is registered as an investment adviser with the Securities and Exchange Commission under the 1940 Act. The Investment Adviser is controlled by Kevin M. Landis. Prior to September 1999, the Investment Adviser was named Interactive Research Advisers, Inc.

Under the terms of the Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser shall provide the Fund with investment research, advice, management, and supervision and shall manage the investment and reinvestment of the assets of the Fund consistent with the Fund's investment objective, policies, and limitations.

Pursuant to the Advisory Agreement, the Fund pays to the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.30% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive fees and/or, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses, net of Rule 12b-1 and shareholder servicing fees, to 1.60% of its average daily net assets.

By its terms, the Advisory Agreement remains in force for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees, or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. At each quarterly meeting of the Board of Trustees the Board reviews the performance information and nature of services provided by the Investment Adviser.

In determining to approve the Advisory Agreement, the Board of Trustees considered quantitative, qualitative and statistical information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement, including (i) a description of the Investment Adviser's brokerage and portfolio transactions; (ii) a summary of total expense ratios, management fees and performance of the Fund and comparable funds; (iii) the financial statements of the Investment Adviser; (iv) fall out benefits to the Investment Adviser; (v) the Investment Adviser's Form ADV; (vi) information regarding the levels of experience, turnover rates and compensation of the Investment Adviser's employees; and (vii) a description of internal compliance policies. The Trustees discussed this information in detail with the Investment Adviser's officers. In approving the Advisory Agreement, the Board concluded that (i) the Investment Adviser's balance sheet is strong; (ii) the Investment Adviser had reduced the number of non-contributing employees and had reduced its expenses;

(iii) the Funds' advisory fees are competitive with those of similar funds;
(iv) the Investment Adviser's employee turnover rate was low and the Investment Adviser had effectively maintained key employees; (v) the Investment Adviser's conservative fiscal approach had maintained the Investment
Adviser's solid financial condition; and (vi) the Investment Adviser's conservative and proactive approach to compliance issues benefits the Funds.

The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Fund. Pursuant to the Administration Agreement, the Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Fund's security transactions and the Fund's books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement, the Fund pays to the Investment Adviser, on a monthly basis, a fee equal to 0.30% per annum of its average daily net assets. The Administration Agreement may be terminated by the Trust at any time, on 60 days' written notice to the Investment Adviser, without penalty either (a) by vote of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. The Investment Adviser may terminate the agreement at any time on 60 days' written notice to the Trust.

                               DISTRIBUTION PLANS

The Fund has adopted "Plans of Distribution" (the "Plans") pursuant to Rule 12b-1 of the 1940 Act on behalf of its Class A and Class C shares. Under the Plans, the Fund will make monthly payments to the Fund's distributor for activities intended to result in the distribution of Fund shares as described below.

Payments under the Plans are not tied exclusively to reimbursing the distribution expenses actually incurred by the Distributor and such payments may exceed its actual distribution expenses incurred. Expenses incurred in connection with the offering and sale of shares may include, but are not limited to, advertising costs; compensating underwriters, dealers, brokers, banks, and other selling entities (including the Distributor and its affiliates) and sales and marketing personnel of any of them for sales of Fund shares; compensating underwriters, dealers, brokers, banks, and other servicing entities and servicing personnel (including the Fund's investment adviser and its personnel) or any of them for providing services to shareholders of the Fund relating to their investment in the Fund; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production, and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping, and third-party consultancy or similar expenses relating to any activity for which payment under the Plans is authorized by the Board of Trustees.

Under their terms, the Plans remain in effect so long as their continuance is specifically approved at least annually by vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund (the "Independent Trustees"). The Plans may not be amended to increase materially the amount that may be spent for the services provided by the Distributor without shareholder approval, and the Trustees in the manner described above must approve all material amendments to the Plans. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Under the Plans, the Distributor will provide the Trustees with periodic reports of amounts expended under the Plans and the purpose for which such expenditures were made.

The Fund will compensate the Distributor for distribution services provided and related expenses incurred under the Plans at the annual rate of 0.25% of the average daily net asset value of the Class A shares of the Fund and at the annual rate of 0.75% of the average daily net asset value of the Class C shares of the Fund.

No interested person of the Fund or any Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plans or related agreements.

                                 THE DISTRIBUTOR

ALPS Distributors, Inc., 370 17th Street, Suite 3100, Denver, CO 80202, serves as principal underwriter for the Trust pursuant to a Distribution Agreement. The Distributor sells shares on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that it will continue in effect for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees, or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated by the Trust at any time, on 60 days' written notice to the Distributor, without penalty either (a) by vote of the Trust's Board of Trustees, or (b) by vote of a majority of the outstanding voting securities of the Fund. The Distributor may terminate the agreement at any time on 60 days' written notice to the Trust. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

                             SECURITIES TRANSACTIONS

The Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used for each specific transaction. In executing the Fund's portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Investment Adviser may direct the Fund's portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with "soft dollars." The Investment Adviser will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the "safe harbor" provided by
Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. The Investment Adviser in connection with all of its investment activities may use these services, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Adviser's other investment accounts. The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the "third market" (I.E., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions.

                               PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and could reduce the Fund's returns. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Adviser believes that portfolio changes are appropriate. The turnover for the Fund is not expected to exceed 100% annually.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES. Properly completed orders for shares that are received by the Trust prior to the close of business on the New York Stock Exchange (the "NYSE") are priced at the net asset value per share computed as of the close of the regular session of trading on the NYSE on that day. Properly completed orders received after the close of the NYSE, or on a day the NYSE is not open for trading, are priced at the net asset value at the close of the NYSE on the next day on which the NYSE is open for trading.

As stated in the Fund's Prospectus under the "How to Purchase Shares" and "Selling Shares" sections, the Trust has authorized brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A customer order placed through an authorized broker or the broker's authorized designee will be priced at the Fund's net asset value next computed after the broker or the broker's designee accepts the order.

REDEMPTION OF SHARES. The right of redemption may not be suspended, or the payment of a redemption may not be postponed, for more than seven calendar days after the receipt of a shareholder's redemption request is made in accordance with the procedures set forth in the "Selling Shares" section of the Prospectus, except (a) for any period during which the NYSE is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading on the NYSE is restricted, (b) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (c) for any other period that the Securities and Exchange Commission may by order permit for your protection.

When you request a redemption, the Trust will redeem all or any portion of your shares of the Fund in accordance with the procedures set forth in the "Selling Shares" section of the Prospectus.

CALCULATION OF SHARE PRICE. The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (normally 4:00 P.M. Eastern Time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays; Sundays; New Year's Day; Martin Luther King, Jr. Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; Christmas; and any other day on which the NYSE is not open. Because the Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days on which the Fund does not price its shares, the net asset value of the Fund's shares may change on days when you will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see "Pricing of Fund Shares" in the Prospectus.

                                      TAXES

The Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to their business of investing in such stock, securities, or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a regulated investment company, the Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gain (generally, the excess of short-term capital gain over long-term capital loss), and certain other items, and (b) net tax-exempt income earned in each taxable year. Furthermore, the Fund will not be taxed on its income and gain distributed to its shareholders. For these purposes, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November, or December of one taxable year and pays the distribution by January 31 of the following taxable year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain.

In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, the Fund intends to make distributions in accordance with these distribution requirements.

The Fund may use the so-called "equalization accounting method" to allocate a portion of its "earnings and profits," as determined for federal income tax purposes (generally, the Fund's net investment income and realized capital gains with certain adjustments), to redemption proceeds for such purposes. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect the Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the Internal Revenue Service ("IRS") may not have expressly sanctioned the equalization accounting method used by the Fund. Therefore, the use of the method may be subject to IRS scrutiny.

In view of the Fund's investment policies, it is expected that dividends received from domestic corporations will be part of the Fund's gross income. Distributions by the Fund of such dividends to corporate shareholders may be eligible for the "dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of the Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends-received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend. Corporate shareholders should be aware that availability of the dividends-received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such shares are treated as debt financed under the Code. Dividends, including the portions thereof qualifying for the dividends-received deduction, are includable in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

Because the Fund may invest in securities of foreign companies, the Fund may be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by its shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consists of securities in foreign corporations. Because the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election, and foreign tax credits will be allowed only to reduce the Fund's tax liability, if any.

If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund purchases shares of a foreign entity that to its knowledge is a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and the basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although some income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC, if the Fund makes the available election.

Under the Code, upon disposition of certain securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income.

Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by the Fund at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount that accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle." If securities are sold by the Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Distributions that are designated by the Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, an exchange, a redemption, or a repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Fund that he or she has held for less than six months and on which he or she has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. These loss disallowance rules do not apply to losses realized under a periodic redemption plan. Any loss realized on the sale of shares of the Fund will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, U.S. shareholders will be subject to "back-up" withholding on their income, and, potentially, capital gain dividends and redemption proceeds, attributable to their shares in the Fund.

Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Fund.

Prospective shareholders should be aware that the investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. The Fund could be required at times to liquidate investments prematurely in order to satisfy the Fund's minimum distribution requirements.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Fund. Nonresident aliens and foreign persons are subject to different tax rules and may be subject to withholding of up to 30% on certain distributions from the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state, and local taxes to an investment in the Fund.

                       HISTORICAL PERFORMANCE INFORMATION

The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund. Performance figures assume that:
(a) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment; and (b) all dividends and distributions are reinvested at the price stated in the Prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                           P(1+T)TO THE POWER OF n = ERV

Where:

P    = a hypothetical initial payment of $1,000
T    = average annual total return
n    = number of years (1, 5, or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

The Fund's "average annual total return after taxes on distributions" figures to be shown in the Prospectus will be computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                            P(1+T)TO THE POWER OF n =ATV
                                                        D

Where:

P     =  a hypothetical initial payment of $1000.
T     =  average annual total return.
n     =  number of years.
ATV   =  ending value of a hypothetical $1,000 payment made at the
   D beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemption.

The Fund's "average annual total return after taxes on distributions and redemptions" figures to be shown in the Prospectus will be computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                         P(1+T)TO THE POWER OF n = ATV
                                                      DR

Where:

P      =   a hypothetical initial payment of $1000.
T      =   average annual total return.
n      =   number of years.
ATV    =   ending value of a hypothetical $1,000 payment made at the
   DR beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods of the Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period. When performance figures are calculated for the Class C shares, the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the Prospectus.

The foregoing information should be considered in light of the Fund's investment objective and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The Fund may calculate performance using any other historical measure of performance (not subject to any prescribed method of computation). A nonstandardized quotation may also indicate average annual compounded rate of return over periods other than those specified for average annual total return. The average annual total returns, average annual total returns after taxes on distributions, and average annual total returns after taxes on distributions and redemptions for nonstandardized reporting years (the 2-, 3-, and 4-year periods) are calculated using the same formulas provided above for such quotations.

No performance information has been provided for the Fund because it had not been in existence for a full fiscal year as of the date of this SAI.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers, and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices, and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

Both Morningstar Principia Pro and Lipper Mutual Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in any appropriate category published by Morningstar, Inc. or by Lipper Inc. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the Nasdaq Composite Index, the Value Line Composite Index, and the Lipper Multi-Cap Growth Fund Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the NYSE. The Russell 2000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, is an unmanaged index composed of the 2,000 smallest U.S.-domiciled publicly traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S.-domiciled publicly traded common stocks by market capitalization representing approximately 98% of the investable U.S. equity market). The Nasdaq Composite Index is an unmanaged index that averages the trading prices of more than almost 5,000 domestic companies. The Value Line Composite Index is an unmanaged equal-weighted index composed of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement. The Lipper Science & Technology Funds Index includes the largest 30 funds in the group that, by prospectus or portfolio practice, invest at least 65% of their equity portfolios in science and technology stocks.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                           PRINCIPAL SECURITY HOLDERS

As of April 8, 2002, the following persons owned of record or beneficially 5% or more of the Class A and Class C shares of the Fund:

FIRSTHAND CORE GROWTH FUND:
CLASS A

         NAME                                % OWNERSHIP             SHARES
         ----                                -----------          -----------
Kevin M. Landis                                97.10%             50,090.0000
125 South Market Street, Suite 1200
San Jose, CA 95113-2288

FIRSTHAND CORE GROWTH FUND:
CLASS C

Boston Financial Data Services                 52.57%                 11.0820
2 Heritage Drive, Floor 2
North Quincy, MA 02171-2119

Kevin M. Landis                                47.43%                 10.0000
125 South Market Street, Suite 1200
San Jose, CA 95113-2288

Kevin M. Landis, President of the Investment Adviser, owned more than 25% of the voting securities of the Fund and therefore may be deemed to control the Fund. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a fund generally would be able to cast the deciding vote.

                                    CUSTODIAN

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the Custodian for the Fund's investments. State Street acts as the Fund's depository, safe-keeps the Fund's securities, collects all income and other payments with respect to the Fund, disburses funds as instructed, and maintains records in connection with its duties.

                           LEGAL COUNSEL AND AUDITORS

The law firm of Morrison & Foerster LLP, 2000 Pennsylvania Avenue NW, Washington, DC 20006, acts as legal counsel for the Trust and the Trust's independent Trustees.

The firm of Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103, is the Trust's independent auditor. Tait, Weller & Baker performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

                       STATE STREET BANK AND TRUST COMPANY

State Street is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Fund's shares, and act as dividend and distribution disbursing agent. State Street also provides sub-administrative services to the Fund, calculates daily net asset value per share, and maintains such books and records as are necessary to enable State Street to perform its duties. For the performance of these services, the Investment Adviser (not the Fund) pays State Street (1) a fee for sub-administrative services at the annual rate of 0.03% of the first $1 billion of the Trust's average daily net assets, 0.025% of the next $1 billion of the Trust's average daily net assets, 0.02% of the next $1 billion of the Trust's average daily net assets, 0.015% of the next $2 billion of the Trust's average daily net assets, and 0.010% of the average daily net assets of the Trust thereafter; (2) a fee for transfer agency and shareholder services at the annual rate of 0.02% of the Trust's average daily net assets; and (3) a fee for accounting and pricing services at the annual rate of 0.0125% of the first $1 billion of the Trust's average daily net assets, 0.01% of the next $1 billion of the Trust's average daily net assets, 0.005% of the next $1 billion of the Trust's average daily net assets, and 0.0025% of the Trust's average daily net assets thereafter.

                              FINANCIAL STATEMENTS

Because the Fund had not been in existence for a full fiscal year as of the date of this SAI, financial statements are not available.

                                     PART C


                                Other Information

PART C

OTHER INFORMATION

Firsthand Funds

Form N-1A

Part C

Item 23.  Exhibits.


(a)    Declaration of Trust.
       (i)    Declaration of Trust - Incorporated by reference to Post-Effective Amendment
              No. 7 to the Registrant's Registration Statement as filed with the
              Securities and Exchange Commission (the "SEC") on May 11, 1999
              ("Post-Effective Amendment No. 7").
       (ii)   Amendments to Declaration of Trust as adopted on February 14, 1998 -
              Incorporated by reference to Post-Effective Amendment No. 7.
       (iii)  Amendment to Declaration of Trust as adopted on August 11, 2001 -
              Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement as filed with the SEC on
              December 3, 2001.
(b)    Bylaws.
       (i)    By-Laws - Incorporated by reference to Post-Effective Amendment No. 7.
       (ii)   Amendments to By-Laws as adopted on February 14, 1998 - Incorporated by reference to Post-Effective Amendment No. 7.
(c)    Instruments Defining Rights of Security Holders - Incorporated by
       reference to the Declaration of Trust and By-Laws.
(d)    Investment Advisory Agreements
       (i)    Form of Investment Advisory Agreement - Incorporated by reference to
              Post-Effective Amendment No. 10 to the Registrant's Registration Statement
              as filed with the SEC on September 30, 1999 ("Post-Effective Amendment No.
              10").
       (ii)   Form of Investment Advisory Agreement for the Firsthand Aggressive Growth
              Fund - Incorporated by reference to Post-Effective Amendment No. 21 to the
              Registrant's Registration Statement as filed with the SEC on December 7,
              2001 ("Post-Effective Amendment No. 21").
       (iii)  Form of Investment Advisory Agreement for the Firsthand Core Growth Fund -
              Incorporated by reference to Post-Effective Amendment No. 21.
       (iv)   Form of Investment Advisory Agreement for the Technology Value
              Fund is filed herewith.
(e)    Amended and Restated Distribution Agreement with ALPS Distributors, Inc.
       - Incorporated by reference to Post-Effective Amendment 22 to the
       Registrant's Registration Statement as filed with the SEC on December 31,
       2001 ("Post-Effective Amendment 22").
(f)    Bonus or Profit Sharing Contracts - Not Applicable.
(g)    Custody Agreement.
       (i)    Custody Agreement with State Street Bank and Trust Company - Incorporated by reference to Post-Effective Amendment No. 14.



       (ii)   Amendment to Custody Agreement with State Street Bank and Trust Company -
              Incorporated by reference to Post-Effective Amendment No. 21.
(h)    Other Material Contracts.
       (i)    Second Amended and Restated Administration Agreement between Firsthand Funds and Firsthand Capital Management, Inc. - Incorporated by reference to
              Post-Effective Amendment No. 21.
       (ii)   Form of Administration Agreement with Firsthand Capital Management, Inc. for
              Firsthand Aggressive Growth Fund and Firsthand Core Growth Fund -
              Incorporated by reference to Post-Effective Amendment No. 21.
       (iii)  Transfer Agency and Service Agreement with State Street Bank and Trust
              Company, dated March 15, 2000 - Incorporated by reference to Post-Effective
              Amendment No. 12 to the Registrant's Registration Statement as filed with the SEC on April 28, 2000 ("Post-Effective Amendment No. 12").
       (iv)   Amended and Restated Sub-Administration Agreement among Firsthand Funds,
              Firsthand Capital Management, Inc. and State Street Bank and Trust Company,
              dated November 10, 2001 - Incorporated by reference to Post-Effective
              Amendment No. 21.
       (v)    Investment Accounting Agreement with State Street Bank and Trust Company, dated April 30, 2000 - Incorporated by reference to Post-Effective Amendment
              No. 12.
(i)    Legal Opinion - Consent of Counsel.
(j)    Other Opinion - Consent of Independent Certified Public Accountants.
 (k)   Omitted Financial Statements - Not Applicable.
(l)    Agreement Relating to Initial Capital.
       (i)    Agreement Relating to Initial Capital - Incorporated by reference to Registration Statement on Form N-1A.
       (ii)   Form of Purchase Agreement for Firsthand Aggressive Growth Fund -
              Incorporated by Reference to Post-Effective Amendment 22.
       (iii)  Form of Purchase Agreement for Firsthand Core Growth Fund - Incorporated by
              Reference to Post-Effective Amendment 22.
 (m)   Rule 12b-1 Plans.
       (i)    Plan of Distribution pursuant to Rule 12b-1 - Advisor Class shares
              - Incorporated by Reference to Post-Effective Amendment 22.
       (ii)   Plan of Distribution pursuant to Rule 12b-1 - Class A shares -
              Incorporated by Reference to Post-Effective Amendment 22.
       (iii)  Plan of Distribution pursuant to Rule 12b-1 - Class C shares -
              Incorporated by Reference to Post-Effective Amendment 22.
 (n)   Amended and Restated Rule 18f-3 Plan - Incorporated by Reference
              to Post-Effective Amendment 22.
(p)    Codes of Ethics.
       (i)     Amended and Restated Code of Ethics for Firsthand Funds and Firsthand
               Capital Management, Inc. dated May 12, 2001 - Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement
               as filed with the SEC on June 21, 2001.
       (ii)    Code of Ethics for ALPS Mutual Funds Services, Inc., dated May 1999 and revised
               March 1, 2000 - Incorporated by reference to Post-Effective Amendment No. 12.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

Kevin A. Landis, who controls Firsthand Capital Management, Inc., the investment adviser to the series of Firsthand Funds (the "Trust"), as of April 30, 2002, holds 89.32% of the shares of Firsthand Aggressive Growth Fund, 97.10% of the Class A shares of Firsthand Core Growth Fund, 47.43% of the Class C shares of Firsthand Core Growth Fund and 28.43% of the Advisor Class shares of Firsthand Technology Value Fund.

Item 25.  Indemnification.

Under section 3817(a) of the Delaware Business Trust Act, a Delaware business trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and 5.2 of the Declaration of Trust of Firsthand Funds (formerly known as Interactive Investments) pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Releases number 7221 (June 9, 1972) and number 11330 (September 2, 1980).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Indemnification provisions exist in the Advisory Agreement, the Administration Agreement and the Distribution Agreement that are substantially identical to those in the Declaration of Trust noted above.

The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Trust, its Trustees and officers, and its Investment Adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  Business and Other Connections of the Investment Adviser.

Not Applicable.

Item 27.  Principal Underwriters.

(a) The sole principal underwriter for the Fund is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds:
     Westcore Trust, Financial Investors Trust, Firsthand Funds, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, DIAMONDS Trust, Nasdaq 100 Trust, Holland Balanced Fund, Ameristock Mutual Fund, Inc., Davis Park Series Trust, Financial Investors Variable Insurance Trust, and State Street Institutional Investment Trust.

(b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for Registrant, are as follows:

NAME AND PRINCIPAL                                             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS*     POSITIONS AND OFFICES WITH REGISTRANT    DISTRIBUTOR
------------------    -------------------------------------    ---------------------------
W. Robert Alexander   None                                     Chairman, Chief Executive
                                                               Officer and Secretary

Thomas A. Carter      None                                     Chief Financial Officer and
                                                               Director

Edmund J. Burke       None                                     President and Director

Russell C. Burk       None                                     General Counsel

Jeremy O. May         None                                     Senior Vice President and
                                                               Director

Robert Szydlowski     None                                     Vice President

Rick A. Pederson      None                                     Director

Chris Woessner        None                                     Director

*All addresses are 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202.

(c)    Not Applicable.

Item 28.  Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the Rules promulgated thereunder, will be maintained as follows:

For the Investment Adviser - 125 South Market, Suite 1200, San Jose, CA 95113;

For the Administrator - 125 South Market, Suite 1200, San Jose, CA 95113, and 225 Franklin St., Boston, MA 02110;

For Investment Accounting, Custody, and Transfer Agent - 225 Franklin St., Boston, MA 02111; and

For Distribution - 370 17th St., Suite 3100, Denver, CO 80202.

Item 29.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30.  Undertakings.

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California on the 30th of April, 2002.

FIRSTHAND FUNDS

By:      /s/ Kevin Landis
         ---------------------------
         Kevin Landis, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Michael Lynch*
---------------------------
Michael Lynch                       Trustee                                         April 30, 2002

Jerry Wong*
---------------------------
Jerry Wong                          Trustee                                         April 30, 2002

Kevin Landis*
---------------------------
Kevin Landis                        Chairman of the Board of Trustees               April 30, 2002

Yakoub Bellawala*
---------------------------
Yakoub Bellawala                    Treasurer                                       April 30, 2002

*By:     /s/ Kevin Landis
         ---------------------------
         Kevin Landis, attorney-in-fact pursuant to powers of attorney

FIRSTHAND FUNDS

PART C - EXHIBIT LIST FOR POST-EFFECTIVE AMENDMENT NO. 25
           AS FILED ON APRIL 30, 2002

ITEMS
-----
23 (d) (iv)   Form of Investment Advisory Agreement for the Technology Value Fund
23 (i)        Legal Opinion - Consent of Counsel.
23 (j)        Other Opinion - Consent of Independent Certified Public Accountants.